              INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

This Prospectus describes individual flexible premium variable life insurance policies ("Policy" or "Policies") offered by Allmerica Financial Life Insurance and Annuity Company ("Company") to eligible applicants who are members of a non-qualified benefit plan having five or more members and are age 80 years old and under. Within limits, you may choose the amount of initial premium desired and the initial Sum Insured. You have the flexibility to vary the frequency and amount of premium payments, subject to certain restrictions and conditions. You may withdraw a portion of the Policy's surrender value, or the Policy may be fully surrendered at any time, subject to certain limitations.

The Policies permit you to allocate net premiums among up to 20 sub-accounts ("Sub-Accounts") of the VEL Account, (a Separate Account of the Company), and a fixed interest account ("General Account") of the Company (together "Accounts"). Each Sub-Account invests its assets in a corresponding investment portfolio of Allmerica Investment Trust ("Trust"), Fidelity Variable Insurance Products Fund ("Fidelity VIP"), Fidelity Variable Insurance Products Fund II ("Fidelity VIP II"), T. Rowe Price International Series, Inc. ("T. Rowe Price"), and Delaware Group Premium Fund, Inc. ("DGPF"). The Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price and DGPF are open-end, diversified series management investment companies. The following Underlying Funds are available under the Policies:

ALLMERICA INVESTMENT TRUST          FIDELITY VIP
---------------------------------   -------------------------------------
Select Aggressive Growth Fund       Overseas Portfolio
Select Capital Appreciation Fund    Equity-Income Portfolio
Select Value Opportunity Fund       Growth Portfolio
Select Emerging Markets Fund        High Income Portfolio
Select International Equity Fund
Select Growth Fund                  FIDELITY VIP II
                                    -------------------------------------
Select Strategic Growth Fund        Asset Manager Portfolio
Growth Fund
Equity Index Fund                   DGPF
                                    -------------------------------------
Select Growth and Income Fund       International Equity Series
Investment Grade Income Fund
Government Bond Fund                T. ROWE PRICE
                                    -------------------------------------
Money Market Fund                   T. Rowe Price International Stock
                                    Portfolio

Certain of the Funds may not be available in all States.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY CURRENT PROSPECTUSES OF THE ALLMERICA INVESTMENT TRUST, FIDELITY VARIABLE INSURANCE PRODUCTS FUND, FIDELITY VARIABLE INSURANCE PRODUCTS FUND II, T. ROWE PRICE INTERNATIONAL SERIES, INC., AND DELAWARE GROUP PREMIUM FUND, INC. THE FIDELITY VIP HIGH INCOME PORTFOLIO MAY INVEST IN HIGHER YIELDING, HIGHER RISK, LOWER RATED DEBT SECURITIES (SEE "INVESTMENT OBJECTIVES AND POLICIES" IN THIS PROSPECTUS). INVESTORS SHOULD RETAIN A COPY OF THIS PROSPECTUS FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE POLICIES ARE OBLIGATIONS OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY, AND ARE DISTRIBUTED BY ITS SUBSIDIARY, ALLMERICA INVESTMENTS, INC. THE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR CREDIT UNION. THE POLICIES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), OR ANY OTHER FEDERAL AGENCY. INVESTMENTS IN THE POLICIES ARE SUBJECT TO VARIOUS RISKS, INCLUDING THE FLUCTUATION OF VALUE AND POSSIBLE LOSS OF PRINCIPAL.

                               DATED MAY 1, 1998
               440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653
                                 (508) 855-1000

(Continued from cover page)

There is no guaranteed minimum Policy Value. The value of a Policy will vary up or down to reflect the investment experience of allocations to the Sub-Accounts and the fixed rates of interest earned by allocations to the General Account. The Policy Value will also be adjusted for other factors, including the amount of charges imposed. The Policy will remain in effect so long as the Policy Value less any outstanding Debt is sufficient to pay certain monthly charges imposed in connection with the Policy. The Policy Value may decrease to the point where the Policy will lapse and provide no further death benefit without additional premium payments.

If the Policy is in effect at the death of the Insured, the Company will pay a death benefit (the "Death Proceeds") to the Beneficiary. Prior to the Final Premium Payment Date, the Death Proceeds equal the Sum Insured, less any Debt, partial withdrawals, and any due and unpaid charges. If the Guideline Premium Test is in effect (See "Election of Sum Insured Options"), you may choose either Sum Insured Option 1 (the Sum Insured is fixed in amount) or Sum Insured Option 2 (the Sum Insured includes the Policy Value in addition to a fixed insurance amount), and may change between Sum Insured Option 1 and Option 2, subject to certain conditions. If the Cash Value Accumulation Test is in effect, Sum Insured Option 3 (the Sum Insured is fixed in amount) will apply. A Minimum Sum Insured, equivalent to a percentage of the Policy Value, will apply if greater than the Sum Insured otherwise payable under Option 1, Option 2 or Option 3.

In certain circumstances, a Policy may be considered a "modified endowment contract." Under the Internal Revenue Code ("Code"), any policy loan, partial withdrawal or surrender from a modified endowment contract may be subject to tax and tax penalties. See FEDERAL TAX CONSIDERATIONS -- "Modified Endowment Contracts."

The purpose of the Policy is to provide insurance protection for the Beneficiary named therein. This Summary is intended to provide only a very brief overview of the more significant aspects of the Policy. Further detail is provided in this Prospectus and in the Policy. No claim is made that the Policy is in any way similar or comparable to a systematic investment plan of a mutual fund. The Policy, together with its attached application, constitutes the entire agreement between you and the Company.

IT MAY NOT BE ADVANTAGEOUS TO PURCHASE FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE AS A REPLACEMENT FOR YOUR CURRENT LIFE INSURANCE OR IF YOU ALREADY OWN A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY.

                               TABLE OF CONTENTS

SPECIAL TERMS.........................................................................          5
SUMMARY...............................................................................          8
PERFORMANCE INFORMATION...............................................................         17
DESCRIPTION OF THE COMPANY, THE VEL ACCOUNT AND THE UNDERLYING FUNDS..................         22
INVESTMENT OBJECTIVES AND POLICIES....................................................         24
INVESTMENT ADVISORY SERVICES..........................................................         26
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS.....................................         29
VOTING RIGHTS.........................................................................         29
THE POLICY............................................................................         30
  Applying for a Policy...............................................................         30
  Free-Look Period....................................................................         31
  Conversion Privileges...............................................................         32
  Premium Payments....................................................................         32
  Paid-Up Insurance Option............................................................         33
  Allocation of Net Premiums..........................................................         33
  Transfer Privilege..................................................................         34
  Death Proceeds......................................................................         35
  Guideline Premium Test and Cash Value Accumulation Test.............................         35
  Election of Sum Insured Options.....................................................         36
  Change in Sum Insured Option........................................................         38
  Change in Face Amount...............................................................         39
  Policy Value and Surrender Value....................................................         40
  Payment Options.....................................................................         41
  Optional Insurance Benefits.........................................................         42
  Surrender...........................................................................         42
  Partial Withdrawal..................................................................         42
CHARGES AND DEDUCTIONS................................................................         42
  State Premium Tax...................................................................         43
  Monthly Deduction from Policy Value.................................................         43
  Charges Against Assets of the VEL Account...........................................         45
  Surrender Charge....................................................................         46
  Charges on Partial Withdrawal.......................................................         47
  Transfer Charges....................................................................         48
  Charge for Increase in Face Amount..................................................         48
  Other Administrative Charges........................................................         48
POLICY LOANS..........................................................................         48
  Loan Interest.......................................................................         49
  Repayment of Loans..................................................................         49
  Effect of Policy Loans..............................................................         50
POLICY TERMINATION AND REINSTATEMENT..................................................         50
  Termination.........................................................................         50
  Reinstatement.......................................................................         51

OTHER POLICY PROVISIONS...............................................................         51
DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY.......................................         53
DISTRIBUTION..........................................................................         54
SERVICES..............................................................................         54
REPORTS...............................................................................         54
LEGAL PROCEEDINGS.....................................................................         55
FURTHER INFORMATION...................................................................         55
INDEPENDENT ACCOUNTANTS...............................................................         55
FEDERAL TAX CONSIDERATIONS............................................................         55
  The Company and the VEL Account.....................................................         55
  Taxation of the Policies............................................................         56
  Policy Loans........................................................................         56
  Modified Endowment Contracts........................................................         57
MORE INFORMATION ABOUT THE GENERAL ACCOUNT............................................         57
  General Description.................................................................         57
  General Account Value...............................................................         57
  The Policy..........................................................................         58
  Transfers, Surrenders, Partial Withdrawals and Policy Loans.........................         58
FINANCIAL STATEMENTS..................................................................         58
APPENDIX A -- OPTIONAL BENEFITS.......................................................        A-1
APPENDIX B -- PAYMENT OPTIONS.........................................................        B-1
APPENDIX C -- ILLUSTRATIONS...........................................................        C-1
APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES................................        D-1

                                 SPECIAL TERMS

AGE: The Insured's age as of the nearest birthday measured from a Policy anniversary.

ACCUMULATION UNIT: A measure of your interest in a Sub-Account.

BENEFICIARY: The person(s) designated by the Policyowner to receive the insurance proceeds upon the death of the Insured.

COMPANY: Allmerica Financial Life Insurance and Annuity Company.

DATE OF ISSUE: The date set forth in the Policy used to determine the Monthly Payment Date, Policy months, Policy years, and Policy anniversaries.

DEATH PROCEEDS: Prior to the Final Premium Payment Date, the Death Proceeds equal the amount calculated under the applicable Sum Insured Option, less Debt outstanding at the time of the Insured's death, partial withdrawals, if any, partial withdrawal charges, and any due and unpaid Monthly Deductions. After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Policy.

DEBT: All unpaid Policy loans plus interest due or accrued on such loans.

DELIVERY RECEIPT: An acknowledgment, signed by the Policyowner and returned to the Company's Principal Office, that the Policyowner has received the Policy and the Notice of Withdrawal Rights.

EVIDENCE OF INSURABILITY: Information, satisfactory to the Company, that is used to determine the Insured's Premium Class.

FACE AMOUNT: The amount of insurance coverage applied for. The Face Amount of each Policy is set forth in the specification pages of the Policy.

FINAL PREMIUM PAYMENT DATE: The Policy anniversary nearest the Insured's 95th birthday. The Final Premium Payment Date is the latest date on which a premium payment may be made. After this date, the Death Proceeds equal the Surrender Value of the Policy.

GENERAL ACCOUNT: All the assets of the Company other than those held in a Separate Account.

GUIDELINE ANNUAL PREMIUM: The annual amount of premium that would be payable through the Final Premium Payment Date of a Policy for the specified Sum Insured, if premiums were fixed by the Company as to both timing and amount, and monthly cost of insurance charges were based on the 1980 Commissioners Standard Ordinary Mortality Table, Smoker or Non-Smoker, Male, Female (or Table B for unisex Policies), net investment earnings at an annual effective rate of 5%, and fees and charges as set forth in the Policy and any Policy riders. The Sum Insured Option 1 Guideline Annual Premium is used when calculating the maximum surrender charge.

GUIDELINE MINIMUM SUM INSURED: The minimum Sum Insured required to qualify the Policy as "life insurance" under federal tax laws. The Guideline Minimum Sum Insured varies by Age. It is calculated by multiplying the Policy Value by a percentage determined by the Insured's Age.

INSURANCE AMOUNT AT RISK: The Sum Insured less the Policy Value.

LOAN VALUE: The maximum amount that may be borrowed under the Policy.

MONTHLY PAYMENT DATE: The date on which the Monthly Deduction is deducted from Policy Value.

MONTHLY DEDUCTION: Charges deducted monthly from the Policy Value of a Policy prior to the Final Premium Payment Date. The charges include the monthly cost of insurance, the monthly cost of any benefits provided by riders, and the monthly administrative charge.

NET PREMIUM: An amount equal to the premium less a premium tax charge.

POLICY CHANGE: Any change in the Face Amount, the addition or deletion of a rider, or a change in the Sum Insured Option.

POLICY VALUE: The total amount available for investment under a Policy at any time. It is equal to the sum of (a) the value of the Accumulation Units credited to a Policy in the Sub-Accounts and (b) the accumulation in the General Account credited to that Policy.

POLICYOWNER: The person, persons or entity entitled to exercise the rights and privileges under the Policy.

PREMIUM CLASS: The risk classification that the Company assigns the Insured based on the information in the application and any other Evidence of Insurability considered by the Company. The Insured's Premium Class will affect the cost of insurance charge and the amount of premium required to keep the Policy in force.

PRINCIPAL OFFICE: The Company's office, located at 440 Lincoln Street, Worcester, Massachusetts 01653.

PRO-RATA ALLOCATION: In certain circumstances, you may specify from which Sub-Account certain deductions will be made or to which Sub-Account Policy Value will be allocated. If you do not, the Company will allocate the deduction or Policy Value among the General Account and the Sub-Accounts in the same proportion that the Policy Value in the General Account and the Policy Value in each Sub-Account bear to the total Policy Value on the date of deduction or allocation.

SEPARATE ACCOUNT: A Separate Account consists of assets segregated from the Company's other assets. The investment performance of the assets of each Separate Account is determined separately from the other assets of the Company. The assets of a Separate Account which are equal to the reserves and other contract liabilities are not chargeable with liabilities arising out of any other business which the Company may conduct.

SUB-ACCOUNT: A subdivision of the VEL Account. Each Sub-Account invests exclusively in the shares of a corresponding Fund of the Allmerica Investment Trust, a corresponding Portfolio of the Variable Insurance Products Fund or the Variable Insurance Products Fund II, the Portfolio of T. Rowe Price International Series, Inc., or the Series of Delaware Group Premium Fund, Inc.

SUM INSURED: The amount payable upon the death of the Insured before the Final Premium Payment Date, prior to deductions for Debt outstanding at the time of the Insured's death, partial withdrawals and partial withdrawal charges, if any, and any due and unpaid monthly deductions. The amount of the Sum Insured will depend on the Sum Insured Option chosen, but will always be at least equal to the Face Amount.

SURRENDER VALUE: The amount payable upon a full surrender of the Policy. It is the Policy Value, less any Debt and any surrender charges.

UNDERLYING FUNDS (FUNDS): The Funds of the Allmerica Investment Trust, the Portfolios of the Variable Insurance Products Fund and Variable Insurance Products Fund II, the Portfolio of T. Rowe Price International Series, Inc. and the Series of the Delaware Group Premium Fund, Inc. available under the Policies.

VALUATION DATE: A day on which the net asset value of the shares of any of the Underlying Funds is determined and Accumulation Unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of a Policy is received) when there is a sufficient degree of trading in an Underlying Fund's securities such that the current net asset value of the Sub-Accounts may be materially affected.

VALUATION PERIOD: The interval between two consecutive Valuation Dates.

VEL ACCOUNT: A Separate Account of the Company to which the Policyowner may make Net Premium allocations.

WRITTEN REQUEST: A request by the Policyowner in writing, satisfactory to the Company.

YOU OR YOUR: The Policyowner, as shown in the application or the latest change filed with the Company.

                                    SUMMARY

 FREE-LOOK PERIOD -- The Policy provides for an initial free-look period. You may cancel the Policy by mailing or delivering it to the Principal Office or to an agent of the Company on or before the latest of:

     - 45 days after the application for the Policy is signed,

     - ten days after you receive the Policy (or, if required by state law, the longer period indicated in your Policy), or

     - ten days after the Company mails or personally delivers a Notice of Withdrawal Rights to you.

 Upon returning the Policy, you will receive a refund equal to the sum of:

     (1) the difference between the premium, including fees and charges paid, and any amount allocated to the VEL Account, PLUS

     (2) the value of the amounts allocated to the VEL Account, PLUS

     (3) any fees or charges imposed on the amounts allocated to the VEL
       Account.

 The amount refunded in (1) above includes any premiums allocated to the General Account. Where required by state law, however, the Company will refund the entire amount of premiums paid. A free-look privilege also applies after a requested increase in the Face Amount. See THE POLICY -- "Free-Look Period."

 CONVERSION PRIVILEGES -- During the first 24 Policy months after the Date of Issue, subject to certain restrictions, you may convert the Policy to a non-variable flexible premium adjustable life insurance policy by simultaneously transferring all accumulated value in the Sub-Accounts to the General Account and instructing the Company to allocate all future premiums to the General Account. A similar conversion privilege is in effect for 24 Policy months after the date of an increase in the Face Amount. Where required by state law, and at your request, the Company will issue a flexible premium adjustable life insurance policy to you. The new policy will have the same Face Amount, Issue Age, Date of Issue, and risk classifications as the original Policy. See THE POLICY -- "Conversion Privileges."

ABOUT THE POLICY

The Policy allows you to make premium payments in any amount and frequency, subject to certain limitations. As long as the Policy remains in force, it will provide for:

    - life insurance coverage on the named Insured,

    - Policy Value,

    - surrender rights and partial withdrawal rights,

    - loan privileges, and

    - in some cases, additional insurance benefits available by rider for an additional charge.

LIFE INSURANCE
The Policies are life insurance contracts with death benefits, Policy Value, and other features traditionally associated with life insurance. The Policies are "variable" because, unlike the fixed benefits of ordinary whole life insurance, the Policy Value will, and under certain circumstances the Death Proceeds may, increase or decrease depending on the investment experience of the Sub-Accounts of the VEL Account.

FLEXIBLE PREMIUM
The Policy is a "flexible premium" policy because, unlike traditional insurance policies, there is no fixed schedule for premium payments. Although you may establish a schedule of premium payments ("planned premium payments"), failure to make the planned premium payments will not necessarily cause a Policy to lapse, nor will making the planned premium payments guarantee that a Policy will remain in force. Thus, you may, but are not required to, pay additional premiums.

The Policy will remain in force until the Surrender Value is insufficient to cover the next Monthly Deduction and loan interest accrued, if any, and a grace period of 62 days has expired without adequate payment being made by you.

APPLYING FOR A POLICY
At the time of applying for a Policy, the proposed Insured will complete an application, which lists the proposed amount of insurance and indicates how much of that insurance is considered eligible for simplified underwriting. If the eligibility questions on the application are answered "Yes" and the application is returned within 30 days of the eligibility date, the Company will provide immediate coverage equal to the simplified underwriting amount. If the proposed Insured is a standard premium class, any insurance in excess of the simplified underwriting amount will begin on the date the application and medical examinations, if any, are completed. If the proposed Insured cannot answer the eligibility questions "Yes" and if the proposed Insured is not a standard risk, insurance coverage will begin only after the Company (1) approves the application, (2) the Policy is delivered and accepted, and (3) the first premium is paid.

If any premiums are paid prior to the issuance of the Policy, such premiums will be held in the Company's General Account. If your application is approved and the Policy is issued and accepted, the initial premiums held in the General Account will be credited with interest at a specified rate beginning not later than the date of receipt of the premiums at the Company's Principal Office. IF A POLICY IS NOT ISSUED AND ACCEPTED, THE INITIAL PREMIUMS WILL BE RETURNED TO YOU WITHOUT INTEREST.

Upon completion of issuance procedures, delivery of the Policy, and receipt of any additional premiums, if less than $10,000 of initial Net Premiums have been received by the Company, such Net Premiums will be allocated to the Sub-Accounts according to your instructions. Generally, if initial Net Premiums equal or exceed $10,000, or if the Policy provides for planned premium payments during the first year equal to or exceeding $10,000 annually, $5,000 semi-annually, $2,500 quarterly or $1,000 monthly, the entire Net Premium plus any interest earned will be allocated to the Sub-Accounts upon return to the Company of a Delivery Receipt. Thereafter, such amounts will be allocated to the Sub-Accounts as instructed. If the Policy is issued to the trustee of an employee benefit plan, the amounts held in the Company's General Account will be allocated to the Sub-Accounts according to the Policyowner's instructions upon return of a Delivery Receipt to the Principal Office. See THE POLICY -- "Applying for a Policy."

ALLOCATION OF NET PREMIUMS
Net Premiums are the premiums paid less the actual premium tax. Net Premiums may be allocated to one or more Sub-Accounts of the VEL Account, to the General Account, or to any combination of Accounts. You bear the investment risk of Net Premiums allocated to the Sub-Accounts. Allocations may be made to no more than seven Sub-Accounts at any one time. The minimum allocation is 1% of Net Premium. All allocations must be in whole numbers and must total 100%. See THE POLICY -- "Allocation of Net Premiums."

Premiums allocated to the Company's General Account will earn a fixed rate of interest. Net Premiums and minimum interest are guaranteed by the Company. For more information, see MORE INFORMATION ABOUT THE GENERAL ACCOUNT.

POLICY VALUE AND SURRENDER VALUE
The Policy Value is the total amount available for investment under a Policy at any time. It is the sum of the value of all Accumulation Units in the Sub-Accounts of the VEL Account and all accumulations in the General Account of the Company credited to the Policy. The Policy Value reflects the amount and frequency of Net Premiums paid, charges and deductions imposed under the Policy, interest credited to accumulations in the General Account, investment performance of the Sub-Account(s) to which Policy Value has been allocated, and partial withdrawals. The Policy Value may be relevant to the computation of the Death Proceeds. You bear the entire investment risk for amounts allocated to the VEL Account. The Company does not guarantee a minimum Policy Value.

The Surrender Value will be the Policy Value, less any Debt and surrender charges. The Surrender Value is relevant, for example, in the computation of the amounts available upon partial withdrawals, Policy loans or surrender.

POLICY LAPSE AND REINSTATEMENT
The failure to make premium payments will not cause a Policy to lapse unless:

    (a) the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued, if any, or

    (b) Debt exceeds Policy Value.

A 62-day grace period applies to each situation.

Subject to certain conditions (including Evidence of Insurability showing that the Insured is insurable according to the Company's underwriting rules and the payment of sufficient premium), a Policy may be reinstated at any time within three years after the expiration of the grace period and prior to the Final Premium Payment Date. See POLICY TERMINATION AND REINSTATEMENT.

PARTIAL WITHDRAWAL
After the first Policy year, you may make partial withdrawals in a minimum amount of $500 from the Policy Value. Under Option 1 or Option 3, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000.

A transaction charge which is described in CHARGES AND DEDUCTIONS -- "Charges on Partial Withdrawal," will be assessed to reimburse the Company for the cost of processing each partial withdrawal. A partial withdrawal charge also may be imposed upon a partial withdrawal. Generally, amounts withdrawn during each Policy year in excess of 10% of the Policy Value ("excess withdrawal") are subject to the partial withdrawal charge. The partial withdrawal charge is equal to 5% of the excess withdrawal up to the surrender charge on the date of withdrawal. If no surrender charge is applicable at the time of withdrawal, no partial withdrawal charge will be deducted. The Policy's outstanding surrender charge will be reduced by the amount of the partial withdrawal charge deducted. See THE POLICY -- "Partial Withdrawal" and CHARGES AND DEDUCTIONS -- "Charges on Partial Withdrawal."

LOAN PRIVILEGE
You may borrow against the Policy Value. The total amount you may borrow is the Loan Value. Loan Value in the first Policy year is 75% of an amount equal to Policy Value less surrender charge, Monthly Deductions, and interest on Debt to the end of the Policy year. Thereafter, Loan Value is 90% of an amount equal to Policy Value less the surrender charge.

Policy loans will be allocated among the General Account and the Sub-Accounts in accordance with your instructions. If no allocation is made by you, the Company will make a Pro-Rata Allocation among the Accounts. In either case, Policy Value equal to the Policy loan will be transferred from the appropriate Sub-Account(s) to the General Account, and will earn monthly interest at an effective annual rate of at least 6%.

Therefore, a Policy loan may have a permanent impact on the Policy Value even though it is eventually repaid. Although the loan amount is a part of the Policy Value, the Death Proceeds will be reduced by the amount of outstanding Debt at the time of death.

Policy loans will bear interest at a fixed rate of 8% per year, due and payable in arrears at the end of each Policy year. If interest is not paid when due, it will be added to the loan balance. Policy loans may be repaid at any time. You must notify the Company if a payment is a loan repayment; otherwise, it will be considered a premium payment. Any partial or full repayment of Debt by you will be allocated to the General Account or Sub-Accounts in accordance with your instructions. If you do not specify an allocation, the Company will allocate the loan repayment in accordance with your most recent premium allocation instructions. See POLICY LOANS.

PREFERRED LOAN OPTION
A preferred loan option is available under the Policies. The preferred loan option will be available upon Written Request. It may be revoked by you at any time. If this option has been selected, after the tenth policy anniversary Policy Value in the General Account equal to the loan amount will be credited with interest at an effective annual yield of at least 7.5%. Our current practice is to credit a rate of interest equal to the rate being charged for the preferred loan.

There is some uncertainty as to the tax treatment of preferred loans. Consult a qualified tax adviser (and see FEDERAL TAX CONSIDERATIONS). THE PREFERRED LOAN OPTION IS NOT AVAILABLE IN ALL STATES.

DEATH PROCEEDS
The Policy provides for the payment of certain Death Proceeds to the named Beneficiary upon the death of the Insured. Prior to the Final Premium Payment Date, the Death Proceeds will be equal to the Sum Insured, reduced by any outstanding Debt, partial withdrawals, partial withdrawal charges, and any Monthly Deductions due and not yet deducted through the Policy month in which the Insured dies. Three Sum Insured Options are available. Under Option 1 and Option 3, the Sum Insured is the greater of the Face Amount of the Policy or the Guideline Minimum Sum Insured. Under Option 2, the Sum Insured is the greater of the Face Amount of the Policy plus the Policy Value or the Guideline Minimum Sum Insured. The Guideline Minimum Sum Insured is equivalent to a percentage (determined each month based on the Insured's Age) of the Policy Value. On or after the Final Premium Payment Date, the Death Proceeds will equal the Surrender Value. See THE POLICY -- "Death Proceeds."

The Death Proceeds under the Policy may be received in a lump sum or under one of the Payment Options described in the Policy. See "APPENDIX B -- PAYMENT OPTIONS".

FLEXIBILITY TO ADJUST SUM INSURED
Subject to certain limitations, you may adjust the Sum Insured, and thus the Death Proceeds, at any time prior to the Final Premium Payment Date, by increasing or decreasing the Face Amount of the Policy. Any change in the Face Amount will affect the monthly cost of insurance charges and the amount of the surrender charge. If the Face Amount is decreased, a pro-rata surrender charge may be imposed. The Policy Value is reduced by the amount of the charge. See THE POLICY -- "Change in Face Amount."

The minimum increase in Face Amount is $10,000, and any increase may also require additional Evidence of Insurability satisfactory to the Company. The increase is subject to a "free-look period" and, during the first 24 months after the increase, to a conversion privilege. See THE POLICY -- "Free-Look Period" and "Conversion Privileges."

ADDITIONAL INSURANCE BENEFITS
You have the flexibility to add additional insurance benefits by rider. These include the Waiver of Premium Rider, Accidental Death Benefit Rider, Guaranteed Insurability Rider, Other Insured Rider, Children's

Insurance Rider, Exchange Option Rider, Living Benefits Rider, and Exchange to Term Insurance Rider. See APPENDIX A -- OPTIONAL BENEFITS.

The cost of these optional insurance benefits will be deducted from Policy Value as part of the Monthly Deduction. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Policy Value."

POLICY FEES AND CHARGES

There are costs related to the insurance and investment features of the Policy. Fees and charges to cover these costs are deducted in several ways.

PREMIUM TAX CHARGE
A charge for state and local premium taxes (if any) is deducted from each premium payment. State premium taxes generally range from 0.75% to 5%, while local premium taxes (if any) vary by jurisdiction within a state. The premium tax charge will change when either the applicable jurisdiction changes or the tax rate within the applicable jurisdiction changes. The Company should be notified of any change in address of the Insured as soon as possible.

MONTHLY DEDUCTIONS FROM POLICY VALUE
On the Date of Issue and each Monthly Payment Date thereafter prior to the Final Premium Payment Date, certain charges ("Monthly Deductions") will be deducted from the Policy Value. The Monthly Deduction consists of a charge for cost of insurance, a charge for the cost of any additional benefits provided by rider, and a charge for administrative expenses. You may instruct the Company to deduct the Monthly Deduction from one specific Sub-Account. If you do not, the Company will make a Pro-Rata Allocation of the charge. No Monthly Deductions are made on or after the Final Premium Payment Date.

The MONTHLY COST OF INSURANCE CHARGE is determined by multiplying the Insurance Amount at Risk (the Sum Insured minus the Policy Value) for each Policy month by the applicable cost of insurance rate or rates. The Insurance Amount at Risk will be affected by any decreases or increases in the Face Amount.

A MONTHLY ADMINISTRATIVE CHARGE of $5 per month is made for administrative expenses. The charge is designed to reimburse the Company for the costs associated with issuing and administering the Policies, such as processing premium payments, Policy loans and loan repayments, changes in Sum Insured Option, and death claims. These charges also help cover the cost of providing annual statements and responding to Policyowner inquiries. The monthly administrative charge is described in CHARGES AND DEDUCTIONS -- "Monthly Deduction from Policy Value."

As noted above, certain additional insurance rider benefits are available under the Policy for an additional monthly charge. See APPENDIX A -- OPTIONAL BENEFITS.

DEDUCTIONS FROM THE VEL ACCOUNT
A daily charge equivalent to an effective annual rate of 0.65% of the average daily net asset value of each Sub-Account of the VEL Account is imposed to compensate the Company for its assumption of certain mortality and expense risks. See CHARGES AND DEDUCTIONS -- "Charges Against Assets of the VEL Account."

In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Funds. See CHARGES AND DEDUCTIONS -- "Charges Against Assets of the VEL Account." The levels of fees and expenses vary among the Underlying Funds.

SURRENDER CHARGES

At any time that a Policy is in effect, a Policyowner may elect to surrender the Policy and receive its Surrender Value. A surrender charge is calculated upon issuance of the Policy and upon each increase in Face Amount.

The surrender charge is only imposed if less than ten years have elapsed from the Date of Issue or any increase in the Face Amount and you request a full surrender or a decrease in Face Amount.

DEFERRED ADMINISTRATIVE CHARGE
A component of the surrender charge is a charge for administrative expenses. This deferred administrative charge is $8.50 per thousand dollars of the initial Face Amount or of an increase in Face Amount. The charge is designed to reimburse the Company for administrative costs associated with product research and development, underwriting, Policy administration, decreasing the Face Amount, and surrendering a Policy. Because the maximum surrender charge reduces by 1% per month after the 44th Policy month and becomes zero after the 120th month after Date of Issue or the effective date of an increase in Face Amount, in certain situations some or all of the deferred administrative charge may not be assessed upon surrender of the Policy. See THE POLICY -- "Surrender" and CHARGES AND DEDUCTIONS -- "Surrender Charge."

SURRENDER CHARGE ON THE INITIAL FACE AMOUNT
The maximum surrender charge calculated upon issuance of the Policy is equal to the sum of (a) plus (b) where (a) is a deferred administrative charge equal to $8.50 per thousand dollars of the initial Face Amount and (b) is a deferred sales charge equal to 30% of the Guideline Annual Premium. In accordance with limitations under state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per $1,000 of initial Face Amount, as indicated in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES. The maximum surrender charge remains level for the first 44 Policy months, reduces by 1% per month for the next 76 Policy months, and is zero thereafter. If you surrender the Policy before making premium payments associated with the initial Face Amount which are at least equal to the Guideline Annual Premium, the actual surrender charge imposed may be less than the maximum. See THE POLICY -- "Surrender" and CHARGES AND DEDUCTIONS -- "Surrender Charge."

SURRENDER CHARGE ON INCREASES IN FACE AMOUNT
A separate surrender charge will apply to and is calculated for each increase in Face Amount. The maximum surrender charge for the increase is equal to the sum of (a) plus (b) where (a) is equal to $8.50 per thousand dollars of increase, and (b) is equal to 30% of the Guideline Annual Premium for the increase. In accordance with limitations under state insurance regulations, the amount of the Surrender Charge will not exceed a specified amount per $1,000 of increase, as indicated in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES. As is true for the initial Face Amount, (a) is a deferred administrative charge and (b) is a deferred sales charge. This maximum surrender charge remains level for the first 44 Policy months following the increase, reduces by 1% per month for the next 76 Policy months, and is zero thereafter. The actual surrender charge with respect to the increase may be less than the maximum. See THE POLICY -- "Surrender" and CHARGES AND DEDUCTIONS -- "Surrender Charge."

SURRENDER CHARGES ON DECREASES IN FACE AMOUNT
In the event of a decrease in Face Amount, the surrender charge imposed is proportional to the charge that would apply to a full surrender. See THE POLICY -- "Surrender" and CHARGES AND DEDUCTIONS -- "Surrender Charge."

OTHER CHARGES (NON-PERIODIC)

TRANSACTION CHARGE ON PARTIAL WITHDRAWALS
A transaction charge, which is the smaller of 2% of the amount withdrawn or $25, is assessed at the time of each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. In addition to the transaction charge, a partial withdrawal charge may also be made under certain circumstances. See CHARGES AND DEDUCTIONS -- "Charges on Partial Withdrawal."

CHARGE FOR INCREASE IN FACE AMOUNT
For each increase in Face Amount, a charge of $40 will be deducted from Policy Value. This charge is designed to reimburse the Company for underwriting and administrative costs associated with the increase.

See THE POLICY -- "Change In Face Amount" and CHARGES AND DEDUCTIONS -- "Charge for Increase In Face Amount."

TRANSFER CHARGE
The first 12 transfers of Policy Value in a Policy year will be free of charge. Thereafter, with certain exceptions, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the costs of processing the transfer. See THE POLICY -- "Transfer Privilege" and CHARGES AND DEDUCTIONS -- "Transfer Charges."

OTHER ADMINISTRATIVE CHARGES
The Company reserves the right to impose a charge for the administrative costs associated with changing the Net Premium allocation instructions, for changing the allocation of any Monthly Deductions among the various Sub-Accounts, or for a projection of values. See "CHARGES AND DEDUCTIONS -- Other Administrative Charges."

INVESTMENT OPTIONS

The Policies permit Net Premiums to be allocated either to the Company's General Account or to the VEL Account. The VEL Account is currently comprised of 21 Sub-Accounts ("Sub-Accounts"). Of these 21 Sub-Accounts, 20 are available to the Policies. Each Sub-Account invests exclusively in a corresponding Underlying Fund of the Allmerica Investment Trust ("Trust") managed by Allmerica Investment, the Fidelity Variable Insurance Products Fund ("Fidelity VIP") or the Fidelity Variable Insurance Products Fund II ("Fidelity VIP II") managed by Fidelity Management and Research Company ("FMR"), T. Rowe Price International Series, Inc. ("T. Rowe Price") managed by Rowe Price-Fleming International, Inc. ("Price-Fleming") with respect to the T. Rowe Price International Stock Portfolio, or the Delaware Group Premium Fund, Inc. ("DGPF") managed by Delaware International with respect to the International Equity Series. In some states, insurance regulations may restrict the availability of particular Underlying Funds. The Policies permit you to transfer Policy Value among the available Sub-Accounts and between the Sub-Accounts and the General Account of the Company, subject to certain limitations described under THE POLICY -- "Transfer Privilege."

The Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price and DGPF are open-end, diversified series management investment companies. Each of the Funds has its own investment objectives. However, certain underlying Funds have investment objectives similar to other underlying Funds. The following Funds are available under the Policies:

ALLMERICA INVESTMENT TRUST          FIDELITY VIP
---------------------------------   -------------------------------------
Select Aggressive Growth Fund       Overseas Portfolio
Select Capital Appreciation Fund    Equity-Income Portfolio
Select Value Opportunity Fund       Growth Portfolio
Select Emerging Markets Fund        High Income Portfolio
Select International Equity Fund
Select Growth Fund                  FIDELITY VIP II
                                    -------------------------------------
Select Strategic Growth Fund        Asset Manager Portfolio
Growth Fund
Equity Index Fund                   DGPF
                                    -------------------------------------
Select Growth and Income Fund       International Equity Series
Investment Grade Income Fund
Government Bond Fund                T. ROWE PRICE
                                    -------------------------------------
Money Market Fund                   T. Rowe Price International Stock
                                    Portfolio

The value of each Sub-Account will vary daily depending upon the performance of the Underlying Fund in which it invests. Each Sub-Account reinvests dividends or capital gains distributions received from an Underlying Fund in additional shares of that Underlying Fund. There can be no assurance that the investment objectives of the Underlying Funds can be achieved. For more information, see "DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT, AND THE UNDERLYING FUNDS."

CHARGES OF THE UNDERLYING FUNDS
In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Funds. The levels of fees and expenses vary among the Underlying Funds. The following table shows the expenses of the Underlying Funds for 1997. For more information concerning fees and expenses, see the prospectuses of the Underlying Funds.

                                                                                         OTHER FUND
                                                                  MANAGEMENT FEE     EXPENSES (AFTER ANY
                                                                    (AFTER ANY           APPLICABLE          TOTAL FUND
UNDERLYING FUND                                                 VOLUNTARY WAIVER)      REIMBURSEMENTS)        EXPENSES
--------------------------------------------------------------  ------------------  ---------------------  ---------------
Select Aggressive Growth Fund.................................         0.89%*                 0.09%             0.98%(1)
Select Capital Appreciation Fund..............................         0.95%*                 0.15%             1.10%(1)
Select Value Opportunity Fund.................................         0.90%**                0.14%             1.04%(1)
Select Emerging Markets Fund @................................         1.35%                  0.65%             2.00%(1)
Select International Equity Fund..............................         0.92%*                 0.20%             1.12%(1)
DGPF International Equity Series..............................         0.75%(4)               0.15%             0.90%(4)
Fidelity VIP Overseas Portfolio...............................         0.75%                  0.17%             0.92%(2)
T. Rowe Price International Stock Portfolio...................         1.05%                  0.00%             1.05%
Select Growth Fund............................................         0.85%                  0.08%             0.93%(1)
Select Strategic Growth Fund @................................         0.85%                  0.13%             0.98%(1)
Growth Fund...................................................         0.46%*                 0.06%             0.52%(1)
Fidelity VIP Growth Portfolio.................................         0.60%                  0.09%             0.69%(2)
Equity Index Fund.............................................         0.31%                  0.13%             0.44%(1)
Select Growth and Income Fund.................................         0.70%*                 0.07%             0.77%(1)
Fidelity VIP Equity-Income Portfolio..........................         0.50%                  0.08%             0.58%(2)
Fidelity VIP II Asset Manager Portfolio.......................         0.55%                  0.10%             0.65%(2)
Fidelity VIP High Income Portfolio............................         0.59%                  0.12%             0.71%
Investment Grade Income Fund..................................         0.44%*                 0.10%             0.54%(1)
Government Bond Fund..........................................         0.50%                  0.17%             0.67%(1)
Money Market Fund.............................................         0.27%                  0.08%             0.35%(1)

* Effective September 1, 1997, the management fee rates for these funds were revised. The management fee ratios shown in the table above have been adjusted to assume that the revised rates took effect on January 1, 1997.

@ Select Emerging Markets Fund and Select Strategic Growth Fund commenced operations in February, 1998. Expenses shown are annualized and are based on estimated amounts for the current fiscal year. Actual expense may be greater or less than shown.

** The Select Value Opportunity Fund was formerly known as the "Small-Mid Cap Value Fund." Effective April 1, 1997, the management fee rate of the former Small-Mid Cap Value Fund was revised. In addition, effective April 1, 1997 and until further notice, the management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets. The management fee ratio shown above for the Select Value Opportunity Fund has been adjusted to assume that the revised rate and the voluntary limitations took effect on January 1, 1997. Without these adjustments, the management fee ratio and the total fund expense ratio would have been 0.95% and 1.09%, respectively. The management fee limitation may be terminated at any time.

(1) Until further notice, AFIMS has declared a voluntary expense limitation of 1.35% of average net assets for the Select Aggressive Growth Fund and Select Capital Appreciation Fund, 1.50% for the Select International

Equity Fund, 1.25% for the Select Value Opportunity Fund, 1.20% for the Growth Fund and Select Growth Fund, 1.10% for the Select Growth and Income, 1.00% for the Investment Grade Income Fund and Government Bond Fund, and 0.60% for the Money Market Fund and Equity Index Fund. The total operating expenses of these Funds of the Trust were less than their respective expense limitations throughout 1997.

Until further notice, AFIMS has declared a voluntary expense limitation of 1.20% of average daily net assets for the Select Strategic Growth Fund. In addition, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by AFIMS from the Fund after subtracting fees paid by AFIMS to a sub-adviser.

The declaration of a voluntary expense limitation in any year does not bind AFIMS to declare future expense limitations with respect to these funds. These limitations may be terminated at any time.

(2) A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses presented in the table would have been 0.57% for Fidelity VIP Equity Income Portfolio, 0.67% for Fidelity VIP Growth Portfolio, 0.90% for Fidelity VIP Overseas Portfolio and 0.64% for Fidelity VIP II Asset Manager Portfolio.

(3) These funds have entered into agreements with brokers whereby brokers rebate a portion of commissions. Had these amounts been treated as reductions of expenses, the total operating expense ratios would have been 0.93% for the Select Aggressive Growth Fund, 1.10% for the Select International Equity Fund, 0.91% for the Select Growth Fund, 0.50% for the Growth Fund, 0.98% for the Select Value Opportunity Fund, and 0.74% for the Select Growth and Income Fund.

(4) Effective July 1, 1997, Delaware International Advisers Ltd., the investment adviser for the International Equity Series, has agreed to limit total annual expenses of the fund to 0.95%. This limitation replaces a prior limitation of 0.80% that expired on June 30, 1997. The new limitation will be in effect through October 31, 1998. The fee ratios shown above have been adjusted to assume that the new voluntary limitation took effect on January 1, 1997. In 1997, the actual ratio of total annual expenses of the International Equity Series was 0.85%, and the actual management fee ratio was 0.70%.

TAX TREATMENT

A Policy is generally subject to the same federal income tax treatment as a conventional fixed benefit life insurance policy. Under current tax law, to the extent there is no change in benefits, you will be taxed on Policy Value withdrawn from the Policy only to the extent that the amount withdrawn exceeds the total premiums paid. Withdrawals in excess of premiums paid will be treated as ordinary income. During the first 15 Policy years, however, an "interest first" rule applies to any distribution of cash that is required under Section 7702 of the Internal Revenue Code because of a reduction in benefits under the Policy. Death Proceeds under the Policy are excludable from the gross income of the Beneficiary, but in some circumstances the Death Proceeds or the Policy Value may be subject to federal estate tax. See FEDERAL TAX CONSIDERATIONS -- "Taxation of the Policies."

A Policy offered by this Prospectus may be considered a "modified endowment contract" if it fails a "seven-pay" test. The Policy fails to satisfy the seven-pay test if the cumulative premiums paid under the Policy at any time during the first seven Policy years or within seven years of a material change in the Policy exceeds the sum of the net level premiums that would have been paid, had the Policy provided for paid-up future benefits after the payment of seven level premiums. If the Policy is considered a modified endowment contract, all distributions (including Policy loans, partial withdrawals, surrenders or assignments) will be taxed on an "income-first" basis. With certain exceptions, an additional 10% penalty will be imposed on the portion of any distribution that is includible in income. For more information, see FEDERAL TAX CONSIDERATIONS -- "Modified Endowment Contracts."

                            PERFORMANCE INFORMATION

The Policies were first offered to the public in 1991. The Company may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Sub-Accounts have been in existence (Tables IA and IB) and based on the periods that the Underlying Funds have been in existence (Tables IIA and IIB). The results for any period prior to the Policies being offered will be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Sub-Accounts, the Underlying Funds, and (Table I) under a "representative" Policy that is surrendered at the end of the applicable period. FOR MORE INFORMATION ON CHARGES UNDER THE POLICIES, SEE CHARGES AND DEDUCTIONS.

Performance information may be compared, in reports and promotional literature, to: (1) the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), Dow Jones Industrial Average (DJIA), Shearson Lehman Aggregate Bond Index or other unmanaged indices so that investors may compare results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (2) other groups of variable life Separate Accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or (3) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues and do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Portfolios.

The Company may provide information on various topics of interest to Policyowners and prospective Policyowners in sales literature, periodic publications or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments.

In each table below, "One-Year Total Return" refers to the total of the income generated by a Sub-Account, based on certain charges and assumptions as described in the respective tables, for the one-year period ended December 31, 1997. "Average Annual Total Return" is based on the same charges and assumptions, but reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Sub-Account's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in annual performance return, they are not the same as actual year-by-year results.

                                   TABLE I(A)
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1997
                      SINCE INCEPTION OF THE SUB-ACCOUNTS
            NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE POLICY

The following performance information is based on the periods that the Sub-Accounts have been in existence. The data is net of expenses of the Underlying Funds, all Sub-Account charges, and all Policy charges (including surrender charges) for a representative Policy. It is assumed that the Insured is male, Age 36, standard (nonsmoker) Premium Class, that the Face Amount of the Policy is $250,000, that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year, that ALL premiums were allocated to EACH Sub-Account individually, and that there was a full surrender of the Policy at the end of the applicable period.

                                                                                10 YEARS
                                                                                OR LIFE
                                                      ONE-YEAR                     OF
                                                       TOTAL          5       SUB-ACCOUNT
UNDERLYING FUND                                        RETURN       YEARS      (IF LESS)
Select Emerging Markets Fund                            N/A          N/A          N/A
Select Aggressive Growth Fund                           -94.78%      N/A            7.70%
Select Capital Appreciation Fund                        -98.77%      N/A           -8.30%
Select Value Opportunity Fund                           -89.23%      N/A            6.38%
T. Rowe Price International Stock Portfolio            -100.00%      N/A          -27.43%
Fidelity VIP Overseas Portfolio                        -100.00%      N/A            3.68%
Select International Equity Fund                       -100.00%      N/A           -8.98%
DGPF International Equity Series                       -100.00%      N/A           -3.15%
Fidelity VIP Growth Portfolio                           -90.46%      N/A           17.63%
Select Growth Fund                                      -80.90%      N/A           12.80%
Select Strategic Growth Fund                            N/A          N/A          N/A
Growth Fund                                             -88.96%      N/A           18.22%
Equity Index Fund                                       -82.39%      N/A           20.66%
Fidelity VIP Equity-Income Portfolio                    -86.29%      N/A           18.29%
Select Growth and Income Fund                           -91.34%      N/A           10.87%
Fidelity VIP II Asset Manager Portfolio                 -93.02%      N/A           -5.85%
Fidelity VIP High Income Portfolio                      -95.71%      N/A            9.73%
Investment Grade Income Fund                           -100.00%      N/A            3.79%
Government Bond Fund                                   -100.00%      N/A           -1.96%
Money Market Fund                                      -100.00%      N/A            0.67%

The inception dates for the Sub-Accounts are: 11/19/87 for Growth, for Fidelity VIP Overseas, and for Fidelity VIP High Income; 12/2/87 for Investment Grade Income; 12/22/87 for Money Market; 10/25/90 for Equity Index; 11/6/91 for Government Bond; 9/17/92 for Select Aggressive Growth, for Select Growth, and for Select Growth and Income; 5/6/93 for Select Value Opportunity; 5/3/94 for Select International Equity; 4/30/95 for the Select Capital Appreciation Fund; 11/16/87 for Fidelity VIP Equity-Income and for Fidelity VIP Growth; 5/11/94 for Fidelity VIP II Asset Manager; 5/18/93 for DGPF International Equity; and 6/25/95 for the T. Rowe Price International Stock. The Select Emerging Markets Fund and Select Strategic Growth Fund commenced operations in February 1998.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                   TABLE I(B)
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1997
                      SINCE INCEPTION OF THE SUB-ACCOUNTS
             EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES

The following performance information is based on the periods that the Sub-Accounts have been in existence. The performance information is net of total Underlying Fund expenses, all Sub-Account charges, and premium tax and expense charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE POLICY OR SURRENDER CHARGES. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.

                                                                                    10 YEARS
                                                                                     OR LIFE
                                                         ONE-YEAR                      OF
                                                           TOTAL          5        SUB-ACCOUNT
UNDERLYING FUND                                           RETURN        YEARS       (IF LESS)
Select Emerging Markets Fund                                N/A          N/A           N/A
Select Aggressive Growth Fund                               17.36%       N/A           16.37%
Select Capital Appreciation Fund                            12.98%       N/A           21.46%
Select Value Opportunity Fund                               23.44%       N/A           17.42%
T. Rowe Price International Stock Portfolio                  1.93%       N/A            8.57%
Fidelity VIP Overseas Portfolio                             10.29%       N/A            7.00%
Select International Equity Fund                             3.46%       N/A            9.91%
DGPF International Equity Series                             5.40%       N/A            9.29%
Fidelity VIP Growth Portfolio                               22.09%       N/A           20.40%
Select Growth Fund                                          32.55%       N/A           21.00%
Select Strategic Growth Fund                                N/A          N/A           N/A
Growth Fund                                                 23.73%       N/A           20.98%
Equity Index Fund                                           30.92%       N/A           25.14%
Fidelity VIP Equity-Income Portfolio                        26.66%       N/A           21.04%
Select Growth and Income Fund                               21.13%       N/A           19.24%
Fidelity VIP II Asset Manager Portfolio                     19.29%       N/A           12.67%
Fidelity VIP High Income Portfolio                          16.34%       N/A           12.77%
Investment Grade Income Fund                                 8.21%       N/A            7.10%
Government Bond Fund                                         5.90%       N/A            5.67%
Money Market Fund                                            4.27%       N/A            4.17%

The inception dates for the Sub-Accounts are: 11/19/87 for Growth, for Fidelity VIP Overseas, and for Fidelity VIP High Income; 12/2/87 for Investment Grade Income; 12/22/87 for Money Market; 10/25/90 for Equity Index; 11/6/91 for Government Bond; 9/17/92 for Select Aggressive Growth, for Select Growth, and for Select Growth and Income; 5/6/93 for Select Value Opportunity; 5/3/94 for Select International Equity; 4/30/95 for the Select Capital Appreciation Fund; 11/16/87 for Fidelity VIP Equity-Income and for Fidelity VIP Growth; 5/11/94 for Fidelity VIP II Asset Manager; 5/18/93 for DGPF International Equity; and 6/25/95 for the T. Rowe Price International Stock. The Select Emerging Markets Fund and Select Strategic Growth Fund commenced operations in February 1998.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                  TABLE II(A):
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1997
                    SINCE INCEPTION OF THE UNDERLYING FUNDS
            NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE POLICY

The following performance information is based on the periods that the Underlying Funds have been in existence. The data is net of expenses of the Underlying Funds, all Sub-Account charges, and all Policy charges (including surrender charges) for a representative Policy. It is assumed that the Insured is male, Age 36, standard (nonsmoker) Premium Class, that the Face Amount of the Policy is $250,000, that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year, that ALL premiums were allocated to EACH Sub-Account individually, and that there was a full surrender of the Policy at the end of the applicable period.

                                                                          10 YEARS
                                                    ONE-YEAR               OR LIFE
                                                     TOTAL         5       OF FUND
UNDERLYING FUND                                      RETURN      YEARS    (IF LESS)
Select Emerging Markets Fund                          N/A         N/A        N/A
Select Aggressive Growth Fund                         -94.26%      6.37%     10.38%
Select Capital Appreciation Fund                      -98.27%     N/A        -7.54%
Select Value Opportunity Fund                         -88.69%     N/A         4.92%
T. Rowe Price International Stock Portfolio          -100.00%     N/A       -11.37%
Fidelity VIP Overseas Portfolio                      -100.00%      3.35%      5.44%
Select International Equity Fund                     -100.00%     N/A        -8.33%
DGPF International Equity Series                     -100.00%      0.54%      0.66%
Fidelity VIP Growth Portfolio                         -89.93%      7.71%     13.48%
Select Growth Fund                                    -80.32%      4.60%      6.86%
Select Strategic Growth Fund                          N/A         N/A        N/A
Growth Fund                                           -88.42%      5.90%     13.32%
Equity Index Fund                                     -81.82%      9.40%     13.97%
Fidelity VIP Equity-Income Portfolio                  -85.73%     10.07%     13.12%
Select Growth and Income Fund                         -90.81%      6.11%      5.76%
Fidelity VIP II Asset Manager Portfolio               -92.50%      2.09%      7.77%
Fidelity VIP High Income Portfolio                    -95.20%      3.17%      8.75%
Investment Grade Income Fund                         -100.00%     -4.19%      5.00%
Government Bond Fund                                 -100.00%     -5.98%     -1.11%
Money Market Fund                                    -100.00%     -7.46%      1.45%

The inception dates for the Underlying Funds are: 4/29/85 for Growth, Investment Grade Income and Money Market; 9/28/90 for Equity Index; 8/26/91 for Government Bond; 8/21/92 for Select Aggressive Growth, Select Growth, and Select Growth and Income; 4/30/93 for Select Value Opportunity; 5/02/94 for Select International Equity; 4/28/95 for the Select Capital Appreciation Fund; 10/09/86 for Fidelity VIP Equity-Income and Fidelity VIP Growth; 9/19/85 for Fidelity VIP High Income; 1/28/87 for Fidelity VIP Overseas; 9/06/89 for Fidelity VIP II Asset Manager; 10/29/92 for DGPF International Equity; and 3/31/94 for the T. Rowe Price International Stock. The Select Emerging Markets Fund and Select Strategic Growth Fund commenced operations in February, 1998.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                  TABLE II(B)
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1997
                    SINCE INCEPTION OF THE UNDERLYING FUNDS
             EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES

The following performance information is based on the periods that the Underlying Funds have been in existence. The performance information is net of total Underlying Fund expenses, all Sub-Account charges, and premium tax and expense charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE POLICY OR SURRENDER CHARGES. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.

                                                                                         10 YEARS
                                                               ONE-YEAR                  OR LIFE
                                                                TOTAL          5         OF FUND
UNDERLYING FUND                                                 RETURN       YEARS      (IF LESS)
Select Emerging Markets Fund                                     N/A          N/A          N/A
Select Aggressive Growth Fund                                     17.93%       15.88%       18.61%
Select Capital Appreciation Fund                                  13.53%      N/A           22.00%
Select Value Opportunity Fund                                     24.03%      N/A           16.06%
T. Rowe Price International Stock Portfolio                        2.42%      N/A            7.25%
Fidelity VIP Overseas Portfolio                                   10.83%       13.20%        8.67%
Select International Equity Fund                                   3.96%      N/A           10.42%
DGPF International Equity Series                                   5.91%       10.74%       10.40%
Fidelity VIP Growth Portfolio                                     22.67%       17.08%       16.38%
Select Growth Fund                                                33.19%       14.31%       15.43%
Select Strategic Growth Fund                                     N/A          N/A          N/A
Growth Fund                                                       24.32%       15.46%       16.22%
Equity Index Fund                                                 31.55%       18.60%       18.69%
Fidelity VIP Equity-Income Portfolio                              27.27%       19.20%       16.03%
Select Growth and Income Fund                                     21.71%       15.65%       14.44%
Fidelity VIP II Asset Manager Portfolio                           19.86%       12.09%       11.89%
Fidelity VIP High Income Portfolio                                16.90%       13.04%       11.83%
Investment Grade Income Fund                                       8.73%        6.65%        8.25%
Government Bond Fund                                               6.41%        5.13%        6.10%
Money Market Fund                                                  4.77%        3.88%        4.90%

The inception dates for the Underlying Funds are: 4/29/85 for Growth, Investment Grade Income and Money Market; 9/28/90 for Equity Index; 8/26/91 for Government Bond; 8/21/92 for Select Aggressive Growth, Select Growth, and Select Growth and Income; 4/30/93 for Select Value Opportunity; 5/02/94 for Select International Equity; 4/28/95 for the Select Capital Appreciation Fund; 10/09/86 for Fidelity VIP Equity-Income and Fidelity VIP Growth; 9/19/85 for Fidelity VIP High Income; 1/28/87 for Fidelity VIP Overseas; 9/06/89 for Fidelity VIP II Asset Manager; 10/29/92 for DGPF International Equity; and 3/31/94 for the T. Rowe Price International Stock. The Select Emerging Markets Fund and Select Strategic Growth Fund commenced operations in February, 1998.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                  DESCRIPTION OF THE COMPANY, THE VEL ACCOUNT,
                            AND THE UNDERLYING FUNDS

THE COMPANY

The Company is a life insurance company organized under the laws of Delaware in July 1974. Its Principal Office is located at 440 Lincoln Street, Worcester, Massachusetts 01653, Telephone 508-855-1000. As of December 31, 1997, the Company had over $9.4 billion in combined assets. The Company is subject to the laws of the state of Delaware governing insurance companies and to regulation by the Commissioner of Insurance of Delaware. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.

Effective October 1, 1995, the Company changed its name from SMA Life Assurance Company to Allmerica Financial Life Insurance and Annuity Company. The Company is an indirect wholly owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica") which, in turn, is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). First Allmerica, originally organized under the laws of Massachusetts in 1844 as a mutual life insurance company and known as State Mutual Life Assurance Company of America, converted to a stock life insurance company and adopted its present name on October 16, 1995. First Allmerica is the fifth oldest life insurance company in America.

The Company is a charter member of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

THE VEL ACCOUNT

The VEL Account was authorized by vote of the Board of Directors of the Company on April 2, 1987. The VEL Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve the supervision of its management or investment practices or policies of the VEL Account or the Company by the SEC.

The assets used to fund the variable portion of the Policies are set aside in the VEL Account, and are kept separate and apart from the general assets of the Company. Under Delaware law, assets equal to the reserves and other liabilities of the VEL Account may not be charged with any liabilities arising out of any other business of the Company. The VEL Account currently consists of 21 Sub-Accounts, of which 20 are available to the Policies. Each Sub-Account is administered and accounted for as part of the general business of the Company, but the income, capital gains or capital losses of each Sub-Account are allocated to such Sub-Account, without regard to other income, capital gains or capital losses of the Company or the other Sub-Accounts. Each Sub-Account invests exclusively in a corresponding Underlying Fund of one of the following investment companies:

    - Allmerica Investment Trust

    - Fidelity Variable Insurance Products Fund

    - Fidelity Variable Insurance Products Fund II

    - T. Rowe Price International Series, Inc.

    - Delaware Group Premium Fund, Inc.

ALLMERICA INVESTMENT TRUST

Allmerica Investment Trust, (the "Trust") is an open-end, diversified management investment company registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Trust or its separate investment Funds.

The Trust was established by First Allmerica as a Massachusetts business trust on October 11, 1984, for the purpose of providing a vehicle for the investment of assets of various Separate Accounts established by First Allmerica, the Company, or other affiliated insurance companies. Thirteen investment portfolios of the Trust ("Funds") are available under the Policies, each issuing a series of shares. Each Fund operates as a separate investment vehicle, and the income or losses of one Fund generally have no effect on the investment performance of another Fund. Shares of the Trust are not offered to the general public but solely to such Separate Accounts.

Allmerica Financial Investment Management Services, Inc. ("AFIMS") serves as investment adviser of the Trust and has entered into sub-advisory agreements with other investment managers ("Sub-Advisers") who manage the investments of the Funds. See INVESTMENT ADVISORY SERVICES -- "Investment Advisory Services to The Trust."

FIDELITY VARIABLE INSURANCE PRODUCTS FUND

Fidelity Variable Insurance Products Fund ("Fidelity VIP"), managed by Fidelity Management & Research Company ("FMR"), is an open-end, diversified management investment company organized as a Massachusetts business trust on November 13, 1981 and is registered with the SEC under the 1940 Act. Four of its investment portfolios are available under the Policies: Fidelity VIP High Income Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio and Fidelity VIP Overseas Portfolio.

Various Fidelity companies perform certain activities required to operate Fidelity VIP. FMR, a registered investment adviser under the 1940 Act, is one of America's largest investment management organizations and has its principal business address at 82 Devonshire Street, Boston MA 02109. It is composed of a number of different companies which provide a variety of financial services and products. FMR is the original Fidelity company, founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. The Portfolios of Fidelity VIP, as part of their operating expenses, pay an investment management fee to FMR. See INVESTMENT ADVISORY SERVICES -- "Investment Advisory Services to Fidelity VIP and Fidelity VIP II."

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II

Fidelity Variable Insurance Products Fund II ("Fidelity VIP II"), managed by FMR (see discussion under "Fidelity Variable Insurance Products Fund"), is an open-end, diversified management investment company organized as a Massachusetts business trust on March 21, 1988 and registered with the SEC under the 1940 Act. One of its investment portfolios is available under the Policies: Fidelity VIP II Asset Manager Portfolio.

T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International Series, Inc. ("T. Rowe Price"), managed by Rowe Price-Fleming International, Inc. ("Price-Fleming") (see INVESTMENT ADVISORY SERVICES -- "Investment Advisory Services to T. Rowe Price"), is an open-end, diversified management investment company organized as a Maryland corporation in 1994 and registered with the SEC under the 1940 Act. One of its investment portfolios is available under the Policies: T. Rowe Price International Stock Portfolio.

DELAWARE GROUP PREMIUM FUND, INC.

Delaware Group Premium Fund, Inc. ("DGPF") is an open-end, diversified management investment company registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of DGPF or its separate investment series.

DGPF was established to provide a vehicle for the investment of assets of various Separate Accounts supporting variable insurance policies. One investment portfolio ("Series") is available under the Policies, the

International Equity Series. The investment adviser for the International Equity Series is Delaware International Advisers Ltd. ("Delaware International"). See INVESTMENT ADVISORY SERVICES -- "Investment Advisory Services to DGPF."

                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Underlying Funds is set forth below. The Underlying Funds are listed by general investment risk characteristics. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS AND OTHER RELEVANT INFORMATION REGARDING THE UNDERLYING INVESTMENT COMPANIES MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES, WHICH ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. The statements of additional information of the Underlying Funds are available upon request. There can be no assurance that the investment objectives of the Underlying Funds can be achieved.

SELECT AGGRESSIVE GROWTH FUND -- The Select Aggressive Growth Fund of the Trust seeks above-average capital appreciation by investing primarily in common stocks of companies which are believed to have significant potential for capital appreciation.

SELECT CAPITAL APPRECIATION FUND -- The Select Capital Appreciation Fund of the Trust seeks long-term growth of capital in a manner consistent with the preservation of capital. Realization of income is not a significant investment consideration, and any income realized on the Fund's investments will be incidental to its primary objective. The Fund will invest primarily in common stock of industries and companies which are experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate.

SELECT VALUE OPPORTUNITY FUND -- The Select Value Opportunity Fund of the Trust seeks long-term growth of capital by investing primarily in a diversified portfolio of common stocks of small and mid-size companies, whose securities at the time of purchase are considered by the Sub-Adviser to be undervalued.

SELECT EMERGING MARKETS FUND -- The Select Emerging Markets Fund of the Trust seeks long-term growth of capital by investing in the world's emerging markets.

SELECT INTERNATIONAL EQUITY FUND -- The Select International Equity Fund of the Trust seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies.

DGPF INTERNATIONAL EQUITY SERIES -- The International Equity Series of DGPF seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income.

FIDELITY VIP OVERSEAS PORTFOLIO -- The Overseas Portfolio of Fidelity VIP seeks long-term growth of capital primarily through investments in foreign securities and provides a means for aggressive investors to diversify their own portfolios by participating in companies and economies outside of the United States.

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO -- The T. Rowe Price International Stock Portfolio seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

SELECT GROWTH FUND -- The Select Growth Fund of the Trust seeks to achieve growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected on the basis of their long-term growth potential.

SELECT STRATEGIC GROWTH FUND -- The Select Strategic Growth Fund of the Trust seeks long-term growth of capital by investing primarily in common stocks of established companies.

GROWTH FUND -- The Growth Fund of the Trust is invested in common stocks and securities convertible into common stocks that are believed to represent significant underlying value in relation to current market prices. The objective of the Growth Fund is to achieve long-term growth of capital. Realization of current investment income, if any, is incidental to this objective.

FIDELITY VIP GROWTH PORTFOLIO -- The Growth Portfolio of Fidelity VIP seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation also may be found in other types of securities, including bonds and preferred stocks.

EQUITY INDEX FUND -- The Equity Index Fund of the Trust seeks to provide investment results that correspond generally to the composite price and yield performance of United States publicly traded common stocks. The Equity Index Fund seeks to achieve its objective by attempting to replicate the composite price and yield performance of the S&P 500.

SELECT GROWTH AND INCOME FUND -- The Select Growth and Income Fund of the Trust seeks a combination of long-term growth of capital and current income. The Fund will invest primarily in dividend-paying common stocks and securities convertible into common stocks.

FIDELITY VIP EQUITY-INCOME PORTFOLIO -- The Equity-Income Portfolio of Fidelity VIP seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio also will consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500. The Portfolio may invest in high-yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds") which are subject to greater risk than investments in higher-rated securities. See "Risks of Lower-Rated Debt Securities" in the Fidelity VIP prospectus.

FIDELITY VIP II ASSET MANAGER PORTFOLIO -- The Asset Manager Portfolio of Fidelity VIP II seeks high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and short-term money market instruments.

FIDELITY VIP HIGH INCOME PORTFOLIO -- The High Income Portfolio of Fidelity VIP seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds"), while also considering growth of capital. These securities often are considered to be speculative, and involve greater risk of default or price changes than securities assigned a high quality rating.

INVESTMENT GRADE INCOME FUND -- The Investment Grade Income Fund of the Trust is invested in a diversified portfolio of fixed income securities with the objective of seeking as high a level of total return (including both income and realized and unrealized capital gains) as is consistent with prudent investment management.

GOVERNMENT BOND FUND -- The Government Bond Fund of the Trust has the investment objectives of seeking high income, preservation of capital and maintenance of liquidity, primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and in related options, futures and repurchase agreements.

MONEY MARKET FUND -- The Money Market Fund of the Trust is invested in a diversified portfolio of high-quality, short-term debt instruments with the objective of obtaining maximum current income consistent with the preservation of capital and liquidity.

Certain Underlying Funds have similar investment objectives and/or policies. Therefore, to choose the Sub-Accounts which best will meet your needs and objectives, carefully read the prospectuses of the Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price and DGPF, along with this Prospectus. In some states, insurance regulations may restrict the availability of particular Sub-Accounts.

If required in your state, in the event of a material change in the investment policy of a Sub-Account or the Underlying Fund in which it invests, you will be notified of the change. If you have Policy Value in that Sub-Account, the Company will transfer it without charge on Written Request by you to another Sub-Account or to the General Account. The Company must receive your Written Request within 60 days of the later of (1) the effective date of such change in the investment policy, or (2) the receipt of the notice of your right to transfer. You may then change your premium and deduction allocation percentages.

                          INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISORY SERVICES TO THE TRUST

The overall responsibility for the supervision of the affairs of the Trust vests in the Trustees. The Trustees have entered into a Management Agreement with Allmerica Financial Investment Management Services, Inc. ("AFIMS"), an indirect wholly owned subsidiary of First Allmerica, to handle the day-to-day affairs of the Trust. AFIMS, subject to review by the Trustees, is responsible for the general management of the Funds. AFIMS also performs certain administrative and management services for the Trust, furnishes to the Trust all necessary office space, facilities, and equipment, and pays the compensation, if any, of officers and Trustees who are affiliated with AFIMS.

Other than the expenses specifically assumed by AFIMS under the Management Agreement, all expenses incurred in the operation of the Trust are borne by it, including fees and expenses associated with the registration and qualification of the Trust's shares under the Securities Act of 1933 ("1933 Act"), other fees payable to the SEC, independent public accountant, legal and custodian fees, association membership dues, taxes, interest, insurance premiums, brokerage commission, fees and expenses of the Trustees who are not affiliated with AFIMS, expenses for proxies, prospectuses, and reports to shareholders, and other expenses. The Prospectus of the Trust contains additional information concerning the Funds, including information concerning additional expenses paid by the Funds, and should be read in conjunction with this Prospectus.

For providing its services under the Management Agreement, AFIMS will receive a fee, computed daily at an annual rate based on the average daily net asset value of each Fund as follows:

Select Aggressive Growth Fund             First $100 million       1.00%
                                          Next $150 million        0.90%
                                          Over $250 million        0.85%
Select Capital Appreciation Fund          First $100 million       1.00%
                                          Next $150 million        0.90%
                                          Over $250 million        0.85%
Select Value Opportunity Fund             First $100 million       1.00%
                                          Next $150 million        0.85%
                                          Next $250 million        0.80%
                                          Next $250 million        0.75%
                                          Over $750 million        0.70%
Select Emerging Markets Fund              *                        1.35%
Select International Equity Fund          First $100 million       1.00%
                                          Next $150 million        0.90%
                                          Over $250 million        0.85%
Select Growth Fund                        *                        0.85%

Select Strategic Growth Fund              *                        0.85%

Growth Fund                               First $250 million       0.60%
                                          Next $250 million        0.40%
                                          Over $500 million        0.35%

Equity Index Fund                         First $50 million        0.35%
                                          Next $200 million        0.30%
                                          Over $250 million        0.25%

Select Growth and Income Fund             First $100 million       0.75%
                                          Next $150 million        0.70%
                                          Over $250 million        0.65%

Investment Grade Income Fund              First $50 million        0.50%
                                          Next $50 million         0.45%
                                          Over $100 million        0.40%

Government Bond Fund                      *                        0.50%

Money Market Fund                         First $50 million        0.35%
                                          Next $200 million        0.25%
                                          Over $250 million        0.20%

* For the Select Emerging Markets Fund, the Select Growth Fund, the Select Strategic Growth Fund and Government Bond Fund, the investment management fee does not vary according to the level of assets in the Fund. Allmerica Investment's fee computed for each Fund will be paid from the assets of such Fund.

Pursuant to the Management Agreement with the Trust, AFIMS has entered into agreements ("Sub-Adviser Agreements") with other investment advisers ("Sub-Advisers") under which each Sub-Adviser manages the investments of one or more of the Funds. Under the Sub-Adviser Agreements, the Sub-Advisers are authorized to engage in portfolio transactions on behalf of the applicable Fund, subject to such general or specific instructions as may be given by the Trustees. The terms of a Sub-Adviser Agreement cannot be materially changed without the approval of a majority in interest of the shareholders of the affected Fund. AFIMS is solely responsible for the payment of all fees for investment management services to the Sub-Advisers.

The prospectus of the Trust contains additional information concerning the Funds, including information about additional expenses paid by the Funds and fees paid to the Sub-Advisers by AFIMS, and should be read in conjunction with this Prospectus.

INVESTMENT ADVISORY SERVICES TO FIDELITY VIP AND FIDELITY VIP II FUNDS

For managing investments and business affairs, each Portfolio pays a monthly fee to FMR. The prospectuses of Fidelity VIP and Fidelity VIP II contain additional information concerning the Portfolios, including information concerning additional expenses paid by the Portfolios, and should be read in conjunction with this Prospectus.

FIDELITY VIP AND FIDELITY VIP II PORTFOLIOS
The Fidelity VIP High Income Portfolio pays a monthly fee to FMR at an annual fee rate made up of the sum of two components:

1. A group fee rate based on the monthly average net assets of all the mutual funds advised by FMR. On an annual basis this rate cannot rise above 0.37%, and drops as total assets in all these mutual funds rise.

2. An individual fund fee rate of 0.45% of the Fidelity VIP High Income Portfolio's average net assets throughout the month.

One-twelfth of the annual management fee rate is applied to net assets averaged over the most recent month, resulting in a dollar amount which is the management fee for that month.

Each of the Fidelity VIP Equity-Income, Fidelity VIP Growth, Fidelity VIP II Asset Manager and Fidelity VIP Overseas Portfolios' fee rates is made of two components:

1. A group fee rate based on the monthly average net assets of all of the mutual funds advised by FMR. On an annual basis, this rate cannot rise above 0.52%, and drops as total assets in all these mutual funds rise.

2. An individual Portfolio fee rate of 0.20% for the Fidelity VIP Equity-Income Portfolio, 0.30% for the Fidelity VIP Growth Portfolio, 0.25% for the Fidelity VIP II Asset Manager Portfolio and 0.45% for the Fidelity VIP Overseas Portfolio.

One-twelfth of the sum of these two rates is applied to the respective Portfolio's net assets averaged over the most recent month, giving a dollar amount which is the fee for that month.

Thus, the Fidelity VIP High Income Portfolio may have a fee of as high as 0.82% of its average net assets. The Fidelity VIP Equity-Income Portfolio may have a fee as high as 0.72% of its average net assets. The Fidelity VIP Growth Portfolio may have a fee as high as 0.82% of its average net assets. The Fidelity VIP II Asset Manager Portfolio may have a fee as high as 0.77% of its average net assets. The Fidelity VIP Overseas Portfolio may have a fee as high as 0.97% of its average net assets. The actual fee rate may be less depending on the total assets in the funds advised by FMR.

INVESTMENT ADVISORY SERVICES TO T. ROWE PRICE

The Investment Adviser for the T. Rowe Price International Stock Portfolio is Rowe Price-Fleming International, Inc. ("Price-Fleming"). Price-Fleming, founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings, Limited, is one of America's largest international mutual fund asset managers with approximately $30 billion under management in its offices in Baltimore, London, Tokyo, Hong Kong, Singapore and Buenos Aires. To cover investment management and operating expenses, the International Stock Portfolio pays Price-Fleming a single, all-inclusive fee of 1.05% of its average daily net assets. T. Rowe Price Associates, Inc., an affiliate of Price-Fleming, serves as sub-adviser to the Select Capital Appreciation Fund of the Trust.

INVESTMENT ADVISORY SERVICES TO DGPF

Each Series of DGPF pays an investment adviser an annual fee for managing the portfolios and making the investment decisions for the Series. The investment adviser for the International Equity Series is Delaware International Advisers Ltd. ("Delaware International"). The annual fee paid by the International Equity Series to Delaware International is equal to 0.75% of the average daily net assets of the Series.

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Fund are no longer available for investment or if in the Company's judgment further investment in any Underlying Fund should become inappropriate in view of the purposes of the VEL Account or the affected Sub-Account, the Company may redeem the shares of that Underlying Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Policy interest in a Sub-Account without notice to the Policyowner and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The VEL Account may, to the extent permitted by law, purchase other securities for other policies or permit a conversion between policies upon request by a Policyowner.

The Company also reserves the right to establish additional Sub-Accounts of the VEL Account, each of which would invest in shares corresponding to a new Underlying Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Policyowners on a basis to be determined by the Company.

Shares of the Funds of the Trust are also issued to Separate Accounts of the Company and its affiliates which issue variable annuity contracts ("mixed funding"). Shares of the Portfolios of Fidelity VIP and Fidelity VIP II, the Portfolio of T. Rowe Price and the Series of DGPF are also issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life policyowners or variable annuity owners. Although the Company and the Underlying Funds do not currently foresee any such disadvantages to either variable life insurance policyowners or variable annuity owners, the Company and the respective Trustees intend to monitor events in order to identify any material conflicts between such Policyowners and to determine what action, if any, should be taken in response thereto. If the Trustees were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the Company will bear the attendant expenses.

If any of these substitutions or changes is made, the Company may by appropriate endorsement change the Policy to reflect the substitution or change and will notify Policyowners of all such changes. If the Company deems it to be in the best interest of Policyowners, and subject to any approvals that may be required under applicable law, the VEL Account or any Sub-Account(s) may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration is no longer required, or may be combined with other Sub-Accounts or other Separate Accounts of the Company.

                                 VOTING RIGHTS

To the extent required by law, the Company will vote Underlying Fund shares held by each Sub-Account in accordance with instructions received from Policyowners with Policy Value in such Sub-Account. If the 1940 Act or any rules thereunder should be amended or if the present interpretation of the 1940 Act or such rules should change, and as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Policies, the Company reserves the right to do so.

Each person having a voting interest will be provided with proxy materials of the respective Underlying Fund together with an appropriate form with which to give voting instructions to the Company. Shares held in each Sub-Account for which no timely instructions are received will be voted in proportion to the instructions received from all persons with an interest in such Sub-Account furnishing instructions to the Company. The Company will also vote shares held in the VEL Account that it owns and which are not attributable to Policies in the same proportion.

The number of votes which a Policyowner has the right to instruct will be determined by the Company as of the record date established for the Underlying Fund. This number is determined by dividing each Policyowner's Policy Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Underlying Fund in which the assets of the Sub-Account are invested.

The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as (1) to cause a change in the subclassification or investment objective of one or more of the Underlying Funds, or (2) to approve or disapprove an investment advisory contract for the Underlying Funds. In addition, the Company may disregard voting instructions in favor of any change in the investment policies or in any investment adviser or principal underwriter initiated by Policyowners or the Trustees. The Company's disapproval of any such change must be reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise is inappropriate in light of the objectives and purposes of the Underlying Funds. In the event the Company does disregard voting instructions, a summary of and the reasons for that action will be included in the next periodic report to Policyowners.

                                   THE POLICY

APPLYING FOR A POLICY

Upon receipt at its Principal Office of a completed application from a prospective Policyowner, the Company will follow certain insurance underwriting procedures designed to determine whether the proposed Insured is insurable. This process may involve such verification procedures as medical examinations, and may require that further information be provided by the proposed Policyowner before a determination of insurability can be made. A Policy cannot be issued until this underwriting procedure has been completed. The Company reserves the right to reject an application which does not meet the Company's underwriting guidelines, but in underwriting insurance, the Company shall comply with all applicable federal and state prohibitions concerning unfair discrimination.

When applying for a Policy, the proposed Insured will complete an application, which lists the proposed amount of insurance and indicates how much of that insurance is considered eligible for simplified underwriting. If the eligibility questions on the application are answered "Yes" and the application is returned within 30 days of the eligibility date, the Company will provide immediate coverage equal to the simplified underwriting amount. If the proposed Insured is in a standard premium class, any insurance in excess of the simplified underwriting amount will begin on the date the application and medical examinations, if any, are completed. If the proposed Insured cannot answer the eligibility questions "Yes" and if the proposed Insured is not a standard risk, insurance coverage will begin only after the Company (1) approves the application, (2) the Policy is delivered and accepted, and (3) the first premium is paid.

PREMIUMS HELD IN THE GENERAL ACCOUNT PENDING UNDERWRITING APPROVAL
Pending completion of insurance underwriting and Policy issuance procedures, the initial premium will be held in the Company's General Account. If the application is approved and the Policy is issued and accepted, the initial premium held in the General Account will be credited with interest not later than the date of receipt of the premium at the Company's Principal Office. IF A POLICY IS NOT ISSUED, THE PREMIUMS WILL BE RETURNED TO YOU WITHOUT INTEREST.

If your Policy provides for a full refund of the initial payment under its "Right to Examine Policy" provision as required in your state, all Policy Value in the General Account that you initially designated to go to the Sub-Accounts will be transferred to the Sub-Accounts you have chosen not later than the expiration of the period during which you may exercise the "Right to Examine Policy" provision. If the "Payor Provision" is in effect (see POLICY TERMINATION AND REINSTATEMENT -- "Payor Provisions"), Payor premiums which are not "excess premiums" will be transferred to the Money Market Fund of the Trust not later than three days after underwriting approval of the Policy.

If the Policy is issued to the trustee of an employee benefit plan, the amounts held in the Company's General Account will be allocated to the Sub-Accounts according to the Policyowner's instructions, upon return of a Delivery Receipt to the Principal Office. For all other Policyowners, if the initial Net Premiums are less than $10,000, the amounts held in the Company's General Account will be allocated to the Sub-Accounts (according to your instructions) not later than three days after underwriting approval of the Policy. If the amount allocated to the VEL Account exceeds $10,000 annually, or if the Policy provides for planned premium payments during the first year of $5,000 semi-annually, $2,500 quarterly or $1,000 monthly, the entire amount will remain in the General Account until return of a Delivery Receipt to the Principal Office. The entire amount will then be allocated to the Sub-Accounts according to your instructions. Amounts remaining in the General Account will continue to be credited interest from date of receipt of the premium at the Principal Office.

FREE-LOOK PERIOD

The Policy provides for an initial "free-look" period. You may cancel the Policy by mailing or delivering the Policy to the Principal Office or an agent of the Company on or before the latest of:

    - 45 days after the application for the Policy is signed, or

    - 10 days after you receive the Policy (or, if required by state law, the longer period indicated in your Policy), or

    - 10 days after the Company mails or personally delivers a notice of withdrawal rights to you.

When you return the Policy, the Company will mail within seven days a refund equal to the sum of:

(1) the difference between the premiums, including fees and charges paid, and any amounts allocated to the VEL Account, plus

(2) the value of the amounts allocated to the VEL Account, plus

(3) any fees or charges imposed on the amounts allocated to the VEL Account.

The amount refunded in (1) above includes any premiums allocated to the General Account. Where required by state law, the refund will equal the premiums paid. The refund of any premium paid by check, however, may be delayed until the check has cleared your bank.

Free Look with Face Amount Increases -- After an increase in the Face Amount, the Company will mail or personally deliver a notice of a "free look" with respect to the increase. You will have the right to cancel the increase before the latest of:

    - 45 days after the application for the increase is signed, or

    - 10 days after you receive the new specification pages issued for the increase, or

    - 10 days after the Company mails or delivers a notice of withdrawal rights to you.

Upon canceling the increase, you will receive a credit to your Policy Value of charges which would not have been deducted but for the increase. The amount to be credited will be refunded if you so request. The Company also will waive any Policy surrender charge calculated for the increase.

CONVERSION PRIVILEGES

Once during the first 24 months after the Date of Issue or after the effective date of an increase in Face Amount (assuming the Policy is in force), you may convert your Policy without evidence of insurability to a flexible premium adjustable life insurance Policy with fixed and guaranteed minimum benefits. Assuming that there have been no increases in the initial Face Amount, you can accomplish this within 24 months after the Date of Issue by transferring, without charge, the Policy Value in the VEL Account to the General Account and by simultaneously changing your premium allocation instructions to allocate future premium payments to the General Account. Within 24 months after the effective date of each increase, you can transfer, without charge, all or part of the Policy Value in the VEL Account to the General Account and simultaneously change your premium allocation instructions to allocate all or part of future premium payments to the General Account.

Where required by state law, and at your request, the Company will issue a flexible premium adjustable life insurance policy to you. The new policy will have the same Face Amount, issue Age, Date of Issue, and risk classifications as the original Policy.

PREMIUM PAYMENTS

Premium Payments are payable to the Company, and may be mailed to the Principal Office or paid through an authorized agent of the Company. All premium payments after the initial premium payment are credited to the VEL Account or General Account as of date of receipt at the Principal Office.

PREMIUM FLEXIBILITY
You may establish a schedule of planned premiums which will be billed by the Company at regular intervals. Failure to pay planned premiums, however, will not itself cause the Policy to lapse. You may also make unscheduled premium payments at any time prior to the Final Premium Payment Date or skip planned premium payments, subject to the maximum and minimum premium limitations described below. Therefore, unlike conventional insurance policies, a Policy does not obligate you to pay premiums in accordance with a rigid and inflexible premium schedule.

You may also elect to pay premiums by means of a monthly automatic payment ("MAP") procedure. Under a MAP procedure, amounts will be deducted each month, generally on the Monthly Payment Date, from your checking account and applied as a premium under a Policy. The minimum payment permitted under MAP is $50.

Premiums are not limited as to frequency and number. No premium payment may be less than $100, however, without the Company's consent. Moreover, premium payments must be sufficient to cover the next Monthly Deduction plus loan interest accrued, or the Policy may lapse. See POLICY TERMINATION AND REINSTATEMENT.

In no event may the total of all premiums paid exceed the current maximum premium limitations set forth in the Policy, which are required by federal tax laws. These maximum premium limitations will change whenever there is any change in the Face Amount, the addition or deletion of a rider, or a change in the Sum Insured Option. If a premium is paid which would result in total premiums exceeding the current maximum premium limitations, the Company will accept only that portion of the premiums which will make total premiums equal the maximum. Any part of the premiums in excess of that amount will be returned and no further premiums will be accepted until allowed by the current maximum premium limitation prescribed by Internal Revenue Service ("IRS") rules. Notwithstanding the current maximum premium limitations, however, the Company will accept a premium which is needed in order to prevent a lapse of the Policy during a Policy year. See POLICY TERMINATION AND REINSTATEMENT.

PAID-UP INSURANCE OPTION

Upon Written Request, a Policyowner may exercise a paid-up insurance option. Paid-up life insurance is fixed insurance, usually having a reduced face amount, for the lifetime of the insured with no further premiums due. If the Policyowner elects this option, certain Policyowner rights and benefits may be limited.

The paid-up fixed insurance will be in the amount, up to the Face Amount of the Policy, that the surrender value of the Policy can purchase for a net single premium at the Insured's Age and underwriting class on the date this option is elected. The Company will transfer any Policy Value in the Variable Account to the General Account on the date it receives the Written Request to elect the option. If the surrender value exceeds the net single premium necessary for the fixed insurance, the Company will pay the excess to the Policyowner. The net single premium is based on the Commissioners 1980 Standard Ordinary Mortality Table, Smoker or Non-Smoker, Male, Female (or Table B for unisex Policies) with increases in the tables for non-standard risks. Interest will not be less than 4.5%.

IF THE PAID-UP INSURANCE OPTION IS ELECTED, THE FOLLOWING
POLICYOWNER RIGHTS AND BENEFITS WILL BE AFFECTED:

    - As described above, the paid-up insurance benefit is computed differently from the net death benefit, and the Sum Insured options will not apply.

    - The Company will transfer the Policy Value in the Variable Account to the General Account on the date it receives the Written Request to elect the option. The Company will not allow transfers of Policy Value from the General Account back to the Variable Account.

    - The Policyowner may not make further payments.

    - The Policyowner may not increase or decrease the Face Amount or make partial withdrawals.

    - Riders will continue only with the Company's consent.

After electing paid-up fixed insurance, the Policyowner may surrender the Policy for its net cash value. The cash value is equal to the net single premium for paid-up insurance at the Insured's attained age. The net cash value is the cash value less any outstanding loans.

ALLOCATION OF NET PREMIUMS

The Net Premium equals the premium paid less the premium tax charge. In the application for a Policy, you indicate the initial allocation of Net Premiums among the General Account and the Sub-Accounts of the VEL Account. You may allocate premiums to one or more Sub-Accounts, but may not have Policy Value in more than twenty Sub-Accounts at any one time. The minimum amount which may be allocated to a Sub-Account is 1% of Net Premium paid. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen), and must total 100%.

FUTURE CHANGES ALLOWED
You may change the allocation of future Net Premiums at any time pursuant to Written Request or telephone request. If allocation changes by telephone are elected by the Policyowner, a properly completed authorization form must be on file before telephone requests will be honored. The policy of the Company and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. The procedures the Company follows for transactions initiated by telephone include requirements that callers on behalf of a Policyowner identify themselves by name and identify the Policyowner by name, date of birth and social security number. All transfer instructions by telephone are tape recorded. An allocation change will be effective as of the date of receipt of the notice at the Principal Office. No charge is currently imposed for changing premium allocation instructions. The Company reserves the right to impose such a charge in the future, but guarantees that the charge will not exceed $25.

INVESTMENT RISK
The Policy Value in the Sub-Accounts will vary with their investment experience; you bear this investment risk. The investment performance may affect the Death Proceeds as well. Policyowners should periodically review their allocations of premiums and Policy Value in light of market conditions and overall financial planning requirements.

TRANSFER PRIVILEGE

Subject to the Company's then current rules, you may at any time transfer the Policy Value among the Sub-Accounts or between a Sub-Account and the General Account. However, the Policy Value held in the General Account to secure a Policy loan may not be transferred.

All requests for transfers must be made to the Principal Office. The amount transferred will be based on the Policy Value in the Account(s) next computed after receipt of the transfer order. The Company will make transfers pursuant to written or telephone requests. As discussed in THE POLICY -- "Allocation of Net Premiums," a properly completed authorization form must be on file at the Principal Office before telephone requests will by honored.

Currently, transfers involving the General Account are permitted only if:

    - there has been at least a 90-day period since the last transfer from the General Account, and

    - the amount transferred from the General Account in each transfer does not exceed the lesser of $100,000 or 25% of the Accumulated Value under the Policy.

These rules are subject to change by the Company.

DOLLAR-COST AVERAGING OPTION AND AUTOMATIC REBALANCING OPTION
You may have automatic transfers of at least $100 a month made on a periodic basis:

    - from the Sub-Accounts which invest in the Money Market Fund and Government Bond Fund of the Trust, respectively, to one or more of the other Sub-Accounts ("Dollar-Cost Averaging Option"), or

    - to reallocate Policy Value among the Sub-Accounts ("Automatic Rebalancing Option").

Automatic transfers may be made on a monthly, bi-monthly, quarterly, semi-annual or annual schedule. Generally, all transfers will be processed on the 15th of each scheduled month. If the 15th is not a business day, however, or is the Monthly Payment Date, the automatic transfer will be processed on the next business day. The Dollar-Cost Averaging Option and the Automatic Rebalancing Option may not be in effect at the same time.

TRANSFER PRIVILEGE SUBJECT TO POSSIBLE LIMITS
The transfer privilege is subject to the Company's consent. The Company reserves the right to impose limitations on transfers including, but not limited to:

    - the minimum amount that may be transferred,

    - the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account,

    - the minimum period of time between transfers involving the General Account, and

    - the maximum amount that may be transferred each time from the General Account.

Currently, the first 12 transfers in a Policy year will be free of any charge. Thereafter, a $10 transfer charge will be deducted from the amount transferred for each transfer in that Policy year. The Company may increase or decrease this charge, but it is guaranteed never to exceed $25. The first automatic transfer counts as one transfer towards the 12 free transfers allowed in each Policy year; each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made free of charge. Any transfers made with respect to a conversion privilege, Policy loan or material change in investment policy will not count towards the 12 free transfers.

DEATH PROCEEDS

As long as the Policy remains in force (see POLICY TERMINATION AND REINSTATEMENT), the Company will, upon due proof of the Insured's death, pay the Death Proceeds of the Policy to the named Beneficiary. The Company normally will pay the Death Proceeds within seven days of receiving due proof of the Insured's death, but the Company may delay payments under certain circumstances. See OTHER POLICY PROVISIONS -- "Postponement Of Payments." The Death Proceeds may be received by the Beneficiary in a lump sum or under one or more of the payment options the Company offers. See APPENDIX B -- PAYMENT OPTIONS. The Death Proceeds payable depends on the current Face Amount and the Sum Insured Option that is in effect on the date of death. Prior to the Final Premium Payment Date, the Death Proceeds are: (1) The Sum Insured provided under Option 1, Option 2, or Option 3, whichever is in effect on the date of death; plus (2) any additional insurance on the Insured's life that is provided by rider; minus (3) any outstanding Debt, any partial withdrawals and partial withdrawal charges, and any Monthly Deductions due and unpaid through the Policy month in which the Insured dies. After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Policy. The amount of Death Proceeds payable will be determined as of the date of the Company's receipt of due proof of the Insured's death.

GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST

Federal tax law requires a minimum death benefit in relation to cash value for a Policy to qualify as life insurance. Under current federal tax law, either the Guideline Premium Test or the Cash Value Accumulation Test can be used to determine if a Policy complies with the definition of "life insurance" in
Section 7702 of the Code. At the time of application, the employer may elect either of the tests. THE CASH VALUE ACCUMULATION TEST MAY NOT BE AVAILABLE IN ALL STATES.

There are two main differences between the Guideline Premium Test and the Cash Value Accumulation Test. First, the Guideline Premium Test limits the amount of premium that may be paid into a Policy, while no such limits apply under the Cash Value Accumulation Test. Second, the factors that determine the minimum Sum Insured relative to the Policy Value are different. Required increases in the minimum Sum Insured due to growth in Policy Value will generally be greater under the Cash Value Accumulation Test than under the Guideline Premium Test.

The Guideline Premium Test limits the amount of premiums payable under a Policy to a certain amount for an insured of a particular age and sex. Under the Guideline Premium Test, the Policyowner may choose between Sum Insured Option 1 and Option 2, as described below. After issuance of the Policy, the Policyowner may change the selection from Option 1 to Option 2 or vice versa. The Cash Value Accumulation Test requires that the Sum Insured must be sufficient so that the cash Surrender Value, as defined in Section 7702, does not at any time exceed the net single premium required to fund the future benefits under the Policy. If the Cash Value Accumulation Test is chosen by the employer, ONLY Sum Insured Option 3 will apply. Sum Insured Option 1 and Option 2 are NOT available under the Cash Value Accumulation Test.

ELECTION OF SUM INSURED OPTIONS

If the Guideline Premium Test is chosen by the employer, the Policyowner may choose between Sum Insured Option 1 or Option 2. The Policyowner may designate the desired Sum Insured Option in the application form, and may change the option once per Policy year by Written Request. There is no charge for a change in option.

Option 3 is available only under the Cash Value Accumulation Test, described above.

OPTION 1 -- LEVEL SUM INSURED
Under Option 1, the Sum Insured is equal to the greater of Face Amount or the Minimum Sum Insured, as set forth in the table below. Under Option 1, the Sum Insured will remain level unless the Minimum Sum Insured is greater than the Face Amount, in which case the Sum Insured will vary as the Policy Value varies. Option 1 will offer the best opportunity for the Policy Value under a Policy to increase without increasing the Death Proceeds as quickly as it might under the other options. The Sum Insured will never go below the Face Amount.

OPTION 2 -- ADJUSTABLE SUM INSURED
Under Option 2, the Sum Insured is equal to the greater of the Face Amount plus the Policy Value or the Minimum Sum Insured, as set forth in the table below. The Sum Insured will, therefore, vary as the Policy Value changes, but will never be less than the Face Amount. Option 2 will offer the best opportunity for the Policyowner who would like to have an increasing Sum Insured as early as possible. The Sum Insured will increase whenever there is an increase in the Policy Value and will decrease whenever there is a decrease in the Policy Value, but will never go below the Face Amount.

OPTION 3 -- LEVEL SUM INSURED WITH CASH VALUE ACCUMULATION TEST
Under Option 3, the Sum Insured will equal the Face Amount, unless the Policy Value, multiplied by the applicable Option 3 Sum Insured Factor, gives a higher Sum Insured. A complete list of Option 3 Sum Insured Factors is set forth in the Policy. The applicable Sum Insured Factor depends upon the sex, risk classification, and then-attained age of the insured. The Sum Insured Factor decreases slightly from year to year as the attained age of the insured increases. Option 3 will offer the best opportunity for the Policyowner who is looking for an increasing Sum Insured in later Policy years and/or would like to fund the Policy at the "seven-pay" limit for the full seven years. When the Policy Value multiplied by the applicable Sum Insured Factor exceeds the Face Amount, the Sum Insured will increase whenever there is an increase in the Policy Value and will decrease whenever there is a decrease in the Policy Value, but will never go below the Face Amount. OPTION 3 MAY NOT BE AVAILABLE IN ALL STATES.

MINIMUM SUM INSURED UNDER OPTION 1 AND OPTION 2
The Minimum Sum Insured under Option 1 or Option 2 is equal to a percentage of the Policy Value as set forth below. The Minimum Sum Insured is determined in accordance with the Code regulations to ensure that the Policy qualifies as a life insurance contract and that the insurance proceeds may be excluded from the gross income of the Beneficiary.

                           MINIMUM SUM INSURED TABLE
                            (OPTION 1 AND OPTION 2)

                       Age of Insured                            Percentage of
                      on Date of Death                           Policy Value
-------------------------------------------------------------  -----------------
    40 and under.............................................           250%
    45.......................................................           215%
    50.......................................................           185%
    55.......................................................           150%
    60.......................................................           130%
    65.......................................................           120%
    70.......................................................           115%
    75.......................................................           105%
    80.......................................................           105%
    85.......................................................           105%
    90.......................................................           105%
    95 and above.............................................           100%

For the Ages not listed, the progression between the listed Ages is linear.

For any Face Amount, the amount of the Sum Insured, and thus the Death Proceeds, will be greater under Option 2 than under Option 1, since the Policy Value is added to the specified Face Amount and included in the Death Proceeds only under Option 2. However, the cost of insurance included in the Monthly Deduction will be greater, and thus the rate at which Policy Value will accumulate will be slower, under Option 2 than under Option 1. See "CHARGES AND DEDUCTIONS -- Monthly Deduction from Policy Value."

If you desire to have premium payments and investment performance reflected in the amount of the Sum Insured, you should choose Option 2. If you desire premium payments and investment performance reflected to the maximum extent in the Policy Value, you should select Option 1.

ILLUSTRATIONS
For the purposes of the following illustrations, assume that the Insured is under the Age of 40 and that there is no outstanding Debt.

ILLUSTRATION OF OPTION 1 -- Under Option 1, the Face Amount of the Policy generally will equal the Sum Insured. If at any time, however, the Policy Value multiplied by the applicable percentage is less than the Face Amount, the Sum Insured will equal the Face Amount of the Policy.

For example, a Policy with a $50,000 Face Amount will generally have a Sum Insured equal to $50,000. Because the Sum Insured must be equal to or greater than 250% of Policy Value, however, if at any time the Policy Value exceeds $20,000, the Sum Insured will exceed the $50,000 Face Amount. In this example, each additional dollar of Policy Value above $20,000 will increase the Sum Insured by $2.50. For example, a Policy with a Policy Value of $35,000 will have a Guideline Minimum Sum Insured of $87,500 ($35,000 X 2.50); Policy Value of $40,000 will produce a Guideline Minimum Sum Insured of $100,000 ($40,000 X 2.50); and Policy Value of $50,000 will produce a Guideline Minimum Sum Insured of $125,000 ($50,000 X 2.50).

Similarly, so long as Policy Value exceeds $20,000, each dollar taken out of Policy Value will reduce the Sum Insured by $2.50. If, for example, the Policy Value is reduced from $25,000 to $20,000 (because of partial withdrawals, charges or negative investment performance), the Sum Insured will be reduced from $62,500 to $50,000.

The applicable percentage becomes lower as the Insured's Age increases. If the Insured's Age in the above example were, for example, 50 (rather than between 0 and 40), the applicable percentage would be 185%. The Sum Insured would not exceed the $50,000 Face Amount unless the Policy Value exceeded $27,027 (rather than $20,000), and each dollar then added to or taken from Policy Value would change the Sum Insured by $1.85.

ILLUSTRATION OF OPTION 2 -- Under Option 2, the Sum Insured is generally equal to the Face Amount of the Policy plus the Policy Value. The Sum Insured under Option 2, however, always will be the greater of:

    - the Face Amount plus Policy Value; or

    - the Policy Value multiplied by the applicable percentage from the Guideline Minimum Sum Insured Table.

For example, a Policy with a Face Amount of $50,000 and with Policy Value of $5,000 will produce a Sum Insured of $55,000 ($50,000 + $5,000). Policy Value of $10,000 will produce a Sum Insured of $60,000 ($50,000 + $10,000); Policy Value of $25,000 will produce a Sum Insured of $75,000 ($50,000 + $25,000).

According to the Guideline Minimum Sum Insured Table, however, the Sum Insured for the example must be at least 250% of the Policy Value. Therefore, if the Policy Value is greater than $33,333, 250% of that amount will be the required Sum Insured, which will be greater than the Face Amount plus Policy Value. In this example, each additional dollar of Policy Value above $33,333 will increase the Sum Insured by $2.50. For example, if the Policy Value is $35,000, the Guideline Minimum Sum Insured will be $87,500 ($35,000 X 2.50); Policy Value of $40,000 will produce a Guideline Minimum Sum Insured of $100,000 ($40,000 X 2.50); and Policy Value of $50,000 will produce a Guideline Minimum Sum Insured of $125,000 ($50,000 X 2.50).

Similarly, if the Policy Value exceeds $33,333, each dollar taken out of the Policy Value will reduce the Sum Insured by $2.50. If, for example, the Policy Value is reduced from $45,000 to $40,000 because of partial withdrawals, charges or negative investment performance, the Sum Insured will be reduced from $112,500 to $100,000. If at any time, however, Policy Value multiplied by the applicable percentage is less than the Face Amount plus Policy Value, then the Sum Insured will be the current Face Amount plus the Policy Value.

The applicable percentage becomes lower as the Insured's Age increases. If the Insured's Age in the above example were 50, the Sum Insured must be at least
1.85 times the Policy Value. The amount of the Sum Insured would be the sum of the Policy Value plus $50,000 unless the Policy Value exceeded $58,824 (rather than $33,000). Each dollar added to or subtracted from the Policy would change the Sum Insured by $1.85.

CHANGE IN SUM INSURED OPTION

Generally, if Sum Insured Option 1 or Option 2 is in effect, the Sum Insured Option in effect may be changed once each Policy year by sending a Written Request for change to the Principal Office. Changing Sum Insured Options will not require Evidence of Insurability. The effective date of any such change will be the Monthly Payment Date on or following the date of receipt of the request. No charges will be imposed on changes in Sum Insured Options. IF OPTION 3 IS IN EFFECT, YOU MAY NOT CHANGE TO EITHER OPTION 1 OR OPTION 2.

CHANGE FROM OPTION 1 TO OPTION 2
If the Sum Insured Option is changed from Option 1 to Option 2, the Face Amount will be decreased to equal the Sum Insured less the Policy Value on the effective date of the change. This change may not be made if it would result in a Face Amount less than $40,000. A change from Option 1 to Option 2 will not alter the amount of the Sum Insured at the time of the change, but will affect the determination of the Sum Insured from that point on. Because the Policy Value will be added to the new specified Face Amount, the Sum Insured will vary with the Policy Value. Thus, under Option 2, the Insurance Amount at Risk will always equal the Face Amount unless the Guideline Minimum Sum Insured is in effect. The cost of insurance may also be higher or lower than it otherwise would have been without the change in Sum Insured Option. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Policy Value."

CHANGE FROM OPTION 2 TO OPTION 1
If the Sum Insured Option is changed from Option 2 to Option 1, the Face Amount will be increased to equal the Sum Insured which would have been payable under Option 2 on the effective date of the change (i.e., the Face Amount immediately prior to the change plus the Policy Value on the date of the change). The amount of the Sum Insured will not be altered at the time of the change. The change in option will affect the determination of the Sum Insured from that point on, however, since the Policy Value will no longer be added to the Face Amount in determining the Sum Insured; the Sum Insured will equal the new Face Amount (or, if higher, the Guideline Minimum Sum Insured). The cost of insurance may be higher or lower than it otherwise would have been since any increases or decreases in Policy Value will, respectively, reduce or increase the Insurance Amount at Risk under Option 1. Assuming a positive net investment return with respect to any amounts in the VEL Account, changing the Sum Insured Option from Option 2 to Option 1 will reduce the Insurance Amount at Risk and, therefore, the cost of insurance charge for all subsequent Monthly Deductions, compared to what such charge would have been if no such change were made.

A change in Sum Insured Option may result in total premiums paid exceeding the then current maximum premium limitation determined by IRS rules. In such event, the Company will pay the excess to the Policyowner. See THE POLICY -- "Premium Payments."

CHANGE IN FACE AMOUNT

Subject to certain limitations, you may increase or decrease the specified Face Amount of a Policy at any time by submitting a Written Request to the Company. Any increase or decrease in the specified Face Amount requested by you will become effective on the Monthly Payment Date on or next following the date of receipt of the request at the Principal Office or, if Evidence of Insurability is required, the date of approval of the request.

INCREASES IN THE FACE AMOUNT
Along with the Written Request for an increase, you must submit satisfactory Evidence of Insurability. The consent of the Insured is also required whenever the Face Amount is increased. A request for an increase in Face Amount may not be less than $10,000. You may not increase the Face Amount after the Insured reaches Age 80. An increase must be accompanied by an additional premium if the Policy Value is less than $50 plus an amount equal to the sum of two Monthly Deductions. On the effective date of each increase in Face Amount, a transaction charge of $40 will be deducted from Policy Value for administrative costs. The effective date of the increase will be the first Monthly Payment Date on or following the date all of the conditions for the increase are met.

An increase in the Face Amount generally will affect the Insurance Amount at Risk and may affect the portion of the Insurance Amount at Risk included in various Premium Classes (if more than one Premium Class applies), both of which may affect the monthly cost of insurance charges. A surrender charge will also be calculated for the increase. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Policy Value" and "Surrender Charge."

After increasing the Face Amount, you will have the right (1) during a free-look period, to have the increase canceled and the charges which would not have been deducted but for the increase will be credited to the Policy, and (2) during the first 24 months following the increase, to transfer any or all Policy Value to the General Account free of charge. See THE POLICY -- "Free-Look Period" and "Conversion Privileges." A refund of charges which would not have been deducted but for the increase will be made at your request.

DECREASES IN THE FACE AMOUNT
The minimum amount for a decrease in Face Amount is $10,000. By current Company practice, the Face Amount in force after any decrease may not be less than $50,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitation applicable under IRS rules, the decrease may be limited or Policy Value may be returned to the Policyowner (at your election) to the extent necessary to meet the requirements. A return of Policy Value may result in tax liability to you.

A decrease in the Face Amount will affect the total Insurance Amount at Risk and the portion of the Insurance Amount at Risk covered by various Premium Classes, both of which may affect a Policyowner's monthly cost of insurance charges. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Policy Value." For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in the following order: (1) the Face Amount provided by the most recent increase; (2) the next most recent increases successively; and
(3) the initial Face Amount. This order will also be used to determine whether a surrender charge will be deducted and in what amount. If the Face Amount is decreased while the "Payor Provisions" apply (see POLICY TERMINATION AND REINSTATEMENT -- "Termination"), the above order may be modified to determine the cost of insurance charge. In such case, you may reduce or eliminate any Face Amount for which you are paying the insurance charges on a last-in, first-out basis before you reduce or eliminate amounts of insurance which are paid by the Payor.

If you request a decrease in the Face Amount, the amount of any surrender charge deducted will reduce the current Policy Value. You may specify one Sub-Account from which the surrender charge will be deducted. If no specification is provided, the Company will make a Pro-Rata Allocation. The current surrender charge will be reduced by the amount deducted. See CHARGES AND DEDUCTIONS -- "Surrender Charge."

POLICY VALUE AND SURRENDER VALUE

The Policy Value is the total amount available for investment, and is equal to the sum of the accumulation in the General Account and the value of the Accumulation Units in the Sub-Accounts. The Policy Value is used in determining the Surrender Value (the Policy Value less any Debt and any surrender charge). See THE POLICY -- "Surrender." There is no guaranteed minimum Policy Value. Because Policy Value on any date depends upon a number of variables, it cannot be predetermined.

Policy Value and Surrender Value will reflect frequency and amount of Net Premiums paid, interest credited to accumulations in the General Account, the investment performance of the chosen Sub-Accounts, any partial withdrawals, any loans, any loan repayments, any loan interest paid or credited, and any charges assessed in connection with the Policy.

CALCULATION OF POLICY VALUE
The Policy Value is determined first on the Date of Issue and thereafter on each Valuation Date. On the Date of Issue, the Policy Value will be the Net Premiums received, plus any interest earned during the period when premiums are held in the General Account (before being transferred to the VEL Account; see THE POLICY -- "Applying for a Policy") less any Monthly Deductions due. On each Valuation Date after the Date of Issue the Policy Value will be:

(1) the aggregate of the values in each of the Sub-Accounts on the Valuation Date, determined for each Sub-Account by multiplying the value of an Accumulation Unit in that Sub-Account on that date by the number of such Accumulations Units allocated to the Policy; plus

(2) the value in the General Account (including any amounts transferred to the General Account with respect to a loan).

Thus, the Policy Value is determined by multiplying the number of Accumulation Units in each Sub-Account by the value of the applicable Accumulation Units on the particular Valuation Date, adding the products, and adding the amount of the accumulations in the General Account, if any.

THE ACCUMULATION UNIT
Each Net Premium is allocated to the Sub-Account(s) selected by you. Allocations to the Sub-Accounts are credited to the Policy in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account.

The number of Accumulation Units of each Sub-Account credited to the Policy is equal to the portion of the Net Premium allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date the payment is received at the Principal Office. The number of Accumulation Units will remain fixed unless changed by a subsequent split of Accumulation Unit value, transfer, partial withdrawal or surrender. In addition, if the Company is deducting the Monthly Deduction or other charges from a Sub-Account, each such deduction will result in cancellation of a number of Accumulation Units equal in value to the amount deducted.

The dollar value of an Accumulation Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account. That experience, in turn, will reflect the investment performance, expenses and charges of the respective Underlying Fund. The value of an Accumulation Unit was set at $1.00 on the first Valuation Date for each Sub-Account. The dollar value of an Accumulation Unit on a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

NET INVESTMENT FACTOR
The net investment factor measures the investment performance of a Sub-Account of the VEL Account during the Valuation Period just ended. The net investment factor for each Sub-Account is equal to 1.0000 plus the number arrived at by dividing (1) by (2) and subtracting (3) from the result, where

(1) is the investment income of that Sub-Account for the Valuation Period, plus capital gains, realized or unrealized, credited during the Valuation Period; minus capital losses, realized or unrealized, charged during the Valuation Period; adjusted for provisions made for taxes, if any;

(2) is the value of that Sub-Account's assets at the beginning of the Valuation Period; and

(3) is a charge for each day in the Valuation Period equal to 0.65% on an annual basis of the daily net asset value of that Sub-Account for mortality and expense risks. This charge may be increased or decreased by the Company, but may not exceed 0.90%

The net investment factor may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease. You bear the investment risk.

Allocations to the General Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company. See MORE INFORMATION ABOUT THE GENERAL ACCOUNT.

PAYMENT OPTIONS

During the Insured's lifetime, you may arrange for the Death Proceeds to be paid in a single sum or under one or more of the available payment options. The payment options currently available are described in APPENDIX B -- PAYMENT OPTIONS. These choices are also available at the Final Premium Payment Date and if the Policy is surrendered. The Company may make more payment options available in the future. If no election is made, the Company will pay the Death Proceeds in a single sum. When the Death Proceeds are payable in a single sum, the Beneficiary may, within one year of the Insured's death, select one or more of the payment options, if no payments have yet been made.

OPTIONAL INSURANCE BENEFITS

Subject to certain requirements, one or more of the optional insurance benefits described in APPENDIX A -- OPTIONAL BENEFITS may be added to a Policy by rider. The cost of any optional insurance benefits will be deducted as part of the Monthly Deduction. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Policy Value."

SURRENDER

You may at any time surrender the Policy and receive its Surrender Value. The Surrender Value is the Policy Value, less Debt and applicable surrender charges. The Surrender Value will be calculated as of the Valuation Date on which a Written Request for surrender and the Policy are received at the Principal Office. A surrender charge will be deducted when a Policy is surrendered if less than ten full Policy years have elapsed from the Date of Issue of the Policy or from the effective date of any increase in Face Amount. See CHARGES AND DEDUCTIONS -- "Surrender Charge."

The proceeds on surrender may be paid in a single lump sum or under one of the payment options described in APPENDIX B -- PAYMENT OPTIONS. The Company normally will pay the Surrender Value within seven days following the Company's receipt of the surrender request, but the Company may delay payment under the circumstances described in OTHER POLICY PROVISIONS -- "Postponement of Payments." For important tax consequences which may result from surrender see FEDERAL TAX CONSIDERATIONS.

PARTIAL WITHDRAWAL

Any time after the first Policy year, you may withdraw a portion of the Surrender Value of your Policy, subject to the limits stated below, upon Written Request filed at the Principal Office. The Written Request must indicate the dollar amount you wish to receive and the Accounts from which such amount is to be withdrawn. You may allocate the amount withdrawn among the Sub-Accounts and the General Account. If you do not provide allocation instructions, the Company will make a Pro-Rata Allocation. Each partial withdrawal must be in a minimum amount of $500. Under Option 1 or Option 3, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000.

A partial withdrawal from a Sub-Account will result in the cancellation of the number of Accumulation Units equivalent in value to the amount withdrawn. The amount withdrawn equals the amount requested by you plus the transaction charge and any applicable partial withdrawal charge as described under CHARGES AND DEDUCTIONS -- "Charges on Partial Withdrawal." The Company will normally pay the amount of the partial withdrawal within seven days following the Company's receipt of the partial withdrawal request, but the Company may delay payment under certain circumstances described in OTHER POLICY PROVISIONS -- "Postponement Of Payments." For important tax consequences which may result from partial withdrawals, see FEDERAL TAX CONSIDERATIONS.

                             CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the Policy to compensate the Company for providing the insurance benefits set forth in the Policy and any additional benefits added by rider, administering the Policy, incurring distribution expenses, and assuming certain risks in connection with the Policies. Each of the charges identified as an administrative charge is intended to reimburse the Company for actual administrative costs incurred, and is not intended to result in a profit to the Company.

The Company may waive or reduce the premium tax charge, administrative charges, surrender charge, or 5% partial withdrawal charge, and will not pay commissions on Policies where the Insured, as of the date of application, is within the following class of individuals:

All employees of First Allmerica and its affiliates and subsidiaries located at First Allmerica's home office (or at off-site locations if such employees are on First Allmerica's home office payroll); all directors of First Allmerica and its affiliates and subsidiaries; all retired employees of First Allmerica and its affiliates and subsidiaries eligible under the Pension Plans of First Allmerica or of its affiliates or any successor plan; all General Agents, agents and field staff of First Allmerica; and all spouses, children, siblings, parents and grandparents of any individuals identified above, who reside in the same household.

Certain of the charges and deductions described below may be reduced for Policies issued in connection with a specific group in accordance with the Company's rules in effect as of the date an application. To qualify for a reduction, a group must satisfy certain criteria such as the size of the group, expected number of participants and anticipated premium payments from the group. Generally, the sales contacts and effort, administrative costs and mortality costs vary based on such factors as the size of the group, the purposes for which the Policies are purchased and certain characteristics of the group's members. The amount of reduction and the criteria for qualification will reflect in the reduced sales effort and administrative costs resulting from, and the different mortality experience expected as a result of, sales to qualifying groups. The Company may modify both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Policyowners and all other Policyowners who purchase a Policy.

STATE PREMIUM TAX

A charge for state and local premium taxes (if any) is deducted from each premium payment. State premium taxes generally range from 0.75% to 5%, while local premium taxes (if any) vary by jurisdiction within a state. The premium tax charge will change when either the applicable jurisdiction changes or the tax rate within the applicable jurisdiction changes. The Company should be notified of any change in address of the Insured as soon as possible.

MONTHLY DEDUCTION FROM POLICY VALUE

Prior to the Final Premium Payment Date, a Monthly Deduction from Policy Value will be made to cover a charge for the cost of insurance, a charge for any optional insurance benefits added by rider and a monthly administrative charge. The cost of insurance charge and the monthly administrative charges are discussed below. The Monthly Deduction on or following the effective date of a requested increase in the Face Amount will also include a $40 administrative charge for the increase. See THE POLICY -- "Change in Face Amount."

Prior to the Final Premium Payment Date, the Monthly Deduction will be deducted as of each Monthly Payment Date commencing with the Date of Issue of the Policy. It will be allocated to one Sub-Account according to your instructions or, if no allocation is specified, the Company will make a Pro-Rata Allocation. If the Sub-Account you specify does not have sufficient funds to cover the Monthly Deduction, the Company will deduct the charge for that month as if no specification were made. However, if on subsequent Monthly Payment Dates there is sufficient Policy Value in the Sub-Account you specified, the Monthly Deduction will be deducted from that Sub-Account. No Monthly Deductions will be made on or after the Final Premium Payment Date.

COST OF INSURANCE
This charge is designed to compensate the Company for the anticipated cost of providing Death Proceeds to Beneficiaries of those Insureds who die prior to the Final Premium Payment Date. The cost of insurance is determined on a monthly basis, and is determined separately for the initial Face Amount and for each subsequent increase in Face Amount. Because the cost of insurance depends upon a number of variables, it can vary from month to month.

CALCULATION OF THE CHARGE
If you select Sum Insured Option 2, the monthly cost of insurance charge for the initial Face Amount will equal the applicable cost of insurance rate multiplied by the initial Face Amount. If you select Sum Insured Option 1 or Option 3, however, the applicable cost of insurance rate will be multiplied by the initial Face Amount less the Policy Value (minus charges for rider benefits) at the beginning of the policy month. Thus, the cost of insurance charge may be greater for owners who have selected Sum Insured Option 2 than for those who have selected Sum Insured Option 1 or Option 3, assuming the same Face Amount in each case and assuming that the Guideline Minimum Sum Insured is not in effect.

In other words, since the Sum Insured under Option 1 or Option 3 remains constant while the Sum Insured under Option 2 varies with the Policy Value, any Policy Value increases will reduce the insurance charge under Option 1 or Option 3 but not under Option 2.

If you select Sum Insured Option 2, the monthly insurance charge for each increase in Face Amount (other than an increase caused by a change in Sum Insured Option) will be equal to the cost of insurance rate applicable to that increase multiplied by the increase in Face Amount. If you select Sum Insured Option 1 or Option 3, the applicable cost of insurance rate will be multiplied by the increase in the Face Amount reduced by any Policy Value (minus rider charges) in excess of the initial Face Amount at the beginning of the policy month.

If the Guideline Minimum Sum Insured is in effect under either Option, a monthly cost of insurance charge will also be calculated for that portion of the Sum Insured which exceeds the current Face Amount. This charge will be calculated by multiplying the cost of insurance rate applicable to the initial Face Amount times the Guideline Minimum Sum Insured (Policy Value times the applicable percentage) less the greater of the Face Amount or the Policy Value if you selected Sum Insured Option 1 or Option 3, or less the Face Amount plus the Policy Value if you selected Sum Insured Option 2. When the Guideline Minimum Sum Insured is in effect, the cost of insurance charge for the initial Face Amount and for any increases will be calculated as set forth in the preceding two paragraphs.

The monthly cost of insurance charge will also be adjusted for any decreases in Face Amount. See THE POLICY -- "Change in Face Amount" and "Decreases."

COST OF INSURANCE RATES
The Policy is sold to eligible individuals who are members of a non-qualified employee benefit plan having five or more members. Premium billing will be administered through one premium administrator. A portion of the initial Face Amount may be issued on a guaranteed or simplified underwriting basis. The amount of this portion will be determined for each group, and may vary within the group based on Age.

The determination of the class of risk for the guaranteed or simplified issue portion will, in part, be based on the type of group; the number of persons eligible to participate in the plan; expected percentage of eligible persons participating in the plan; and the amount of guaranteed or simplified underwriting insurance to be issued. Larger groups, higher participation rates and occupations with historically favorable mortality rates will generally result in the individuals within that group being placed in a more favorable class of risk.

Cost of insurance rates are based on a blended unisex rate table, Age and Premium Class of the Insured at the Date of Issue, the effective date of an increase or date of rider, as applicable, the amount of premiums paid less any Debt, any partial withdrawals and withdrawal charges, and risk classification. For those Policies issued in certain states or in certain cases on a unisex basis, sex-distinct rates do not apply. The cost of insurance rates are determined at the beginning of each Policy year for the initial Face Amount. The cost of insurance rates for an increase in Face Amount or rider are determined annually on the anniversary of the effective date of each increase or rider. The cost of insurance rates generally increase as the Insured's Age increases. The actual monthly cost of insurance rates will be based on the Company's expectations as to future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Table, Smoker, Non-smoker, Male, Female (or Mortality Table B for unisex Policies) and the Insured's Age. The tables used for this purpose set forth different mortality estimates for smokers and non-smokers. Any change in the cost of insurance rates will apply to all persons of the same insuring Age and Premium Class whose Policies have been in force for the same length of time.

The Premium Class of an Insured will affect the cost of insurance rates. The Company currently places Insureds into preferred Premium Classes, standard Premium Classes and substandard Premium Classes. In an otherwise identical Policy, an Insured in the preferred Premium Class will have a lower cost of insurance than an Insured in a standard Premium Class who, in turn, will have a lower cost of insurance than an Insured in a substandard Premium Class with a higher mortality risk. The Premium Classes are also divided into two categories: smokers and non-smokers. Non-smoking Insureds will incur lower cost of insurance rates than Insureds who are classified as smokers but who are otherwise in the same Premium Class. Any Insured with an Age at issuance under 18 will be classified initially as regular or substandard. The Insured then will be classified as a smoker at Age 18 unless the Insured provides satisfactory evidence that the Insured is a non-smoker. The Company will provide notice to you of the opportunity for the Insured to be classified as a non-smoker when the Insured reaches Age 18.

The cost of insurance rate is determined separately for the initial Face Amount and for the amount of any increase in Face Amount. For each increase in Face Amount you request, at a time when the Insured is in a less favorable Premium Class than previously, a correspondingly higher cost of insurance rate will apply only to that portion of the Insurance Amount at Risk for the increase. For the initial Face Amount and any prior increases, the Company will use the Premium Class previously applicable. On the other hand, if the Insured's Premium Class improves on an increase, the lower cost of insurance rate generally will apply to the entire Insurance Amount at Risk.

MONTHLY ADMINISTRATIVE CHARGES
Prior to the Final Premium Payment Date a monthly administrative charge of $5 per month will be deducted from the Policy Value. This charge will be used to compensate the Company for expenses incurred in the administration of the Policy, and will compensate the Company for first-year underwriting and other start-up expenses incurred in connection with the Policy. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insured's Premium Class, and establishing Policy records. The Company does not expect to derive a profit from these charges.

CHARGES AGAINST ASSETS OF THE VEL ACCOUNT

The Company currently makes a charge on an annual basis of 0.65% of the daily net asset value in each Sub-Account. This charge is for the mortality risk and expense risk which the Company assumes in relation to the variable portion of the Policies. The total charges may be increased or decreased by the Board of Directors of the Company once each year, subject to compliance with applicable state and federal requirements, but it may not exceed 0.90% on an annual basis.

The mortality risk assumed by the Company is that Insureds may live for a shorter time than anticipated, and that the Company will therefore pay an aggregate amount of Death Proceeds greater than anticipated. The expense risk assumed is that the expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges. If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If costs are less than the amounts provided, the difference will be a profit to the Company. To the extent this charge results in a current profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses. Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each.

In addition, because the Sub-Accounts purchase shares of the Underlying Funds, the value of the Accumulation Units of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Funds. The prospectuses and statements of additional information of the Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price and DGPF contain additional information concerning such fees and expenses.

No charges are currently made against the Sub-Accounts for federal or state income taxes. Should the Company determine that taxes will be imposed, the Company may make deductions from the Sub-Account to pay such taxes. See FEDERAL TAX CONSIDERATIONS. The imposition of such taxes would result in a reduction of the Policy Value in the Sub-Accounts.

SURRENDER CHARGE

The Policy provides for a contingent surrender charge. A separate contingent surrender charge, described in more detail below, is calculated upon the issuance of the Policy and for each increase in the Face Amount. The surrender charge is comprised of a contingent deferred administrative charge and a contingent deferred sales charge. The contingent deferred administrative charge compensates the Company for expenses incurred in administering the Policy. The contingent deferred sales charge compensates the Company for expenses relating to the distribution of the Policy, including agents' commissions, advertising and the printing of the prospectuses and sales literature.

A Surrender Charge may be deducted if you request a full surrender of the Policy or a decrease in Face Amount if less than ten years have elapsed from the Date of Issue or from the effective date of any increase in the Face Amount. The maximum surrender charge calculated upon issuance of the Policy is equal to the sum of (1) plus (2) where (1) is a deferred administrative charge equal to $8.50 per thousand dollars of the initial Face Amount, and (2) is a deferred sales expense charge equal to 30% of the Guideline Annual Premium. In accordance with limitations under state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per $1,000 initial face Amount, as indicated in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES. The maximum surrender charge continues in a level amount for 44 Policy months, reduces by 1% per month for the next 76 Policy months, and is zero thereafter. This reduction in the maximum surrender charge will reduce the deferred sales charge and the deferred administrative charge proportionately.

If you surrender the Policy before making premium payments with respect to the initial Face Amount which are at least equal to the Guideline Annual Premium, the actual surrender charge imposed may be less than the maximum. The actual surrender charge imposed will be the lesser of either the maximum surrender charge or the sum of $8.50 per thousand dollars of initial Face Amount plus 30% of premiums paid. Thus, if the amount of the surrender charge is less than the maximum, such amount is comprised of the entire deferred administrative charge plus 30% of premiums paid. See APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES.

A separate Surrender Charge will apply to and is calculated for each increase in Face Amount. The surrender charge for the increase is in addition to that for the initial Face Amount. The maximum surrender charge for the increase is equal to the sum of (1) plus (2), where (1) is equal to $8.50 per thousand dollars of increase, and (2) is equal to 30% of the Guideline Annual Premium for the increase. In accordance with limitations under state insurance regulations, the amount of the surrender charge will not exceed a specified amount per $1,000 of increase, as indicated in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES. As is true for the initial Face Amount, (1) is a deferred administrative charge, and (2) is a deferred sales charge. The actual surrender charge with respect to the increase may be less than the maximum. The actual surrender charge is the lesser of either the maximum surrender charge or the sum of (1) $8.50 per thousand dollars of increase in Face Amount, plus (2) 30% of the Policy Value on the date of increase associated with the increase in Face Amount, plus (3) 30% of premiums paid which are associated with the increase in Face Amount.

Additional premium payments may not be required to fund a requested increase in Face Amount. Therefore, a special rule, which is based on relative Guideline Annual Premium payments, applies to allocate a portion of existing Policy Value to the increase and to allocate subsequent premium payments between the initial Face Amount and the increase. For example, suppose the Guideline Annual Premium is equal to $1,500 before an increase and is equal to $2,000 as a result of the increase. The Policy Value on the effective date of the increase would be allocated 75% ($1,500/$2,000) to the initial Face Amount and 25% to the increase. All future premiums would also be allocated 75% to the initial Face Amount and 25% to the increase. Thus, existing Policy Value associated with the increase will equal the portion of Policy Value allocated to the increase on the effective date of the increase, before any deductions are made. Premiums associated with the increase will equal the portion of the premium payments actually made on or after the effective date of the increase which are allocated to the increase.

See APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES for examples illustrating the calculation of the maximum surrender charge for the initial Face Amount and for any increases, as well as for the surrender charge based on actual premiums paid or associated with any increases.

A surrender charge may be deducted on a decrease in the Face Amount. In the event of a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Policy. The fraction will be determined by dividing the amount of the decrease by the current Face Amount and multiplying the result by the surrender charge. If more than one surrender charge is in effect (i.e., pursuant to one or more increases in the Face Amount of a Policy), the surrender charge will be applied in the following order: (1) the most recent increase; (2) the next most recent increases successively, and
(3) the initial Face Amount. Where a decrease causes a partial reduction in an increase or in the initial Face Amount, a proportionate share of the surrender charge for that increase or for the initial Face Amount will be deducted.

CHARGES ON PARTIAL WITHDRAWAL

After the first Policy year, partial withdrawals of Surrender Value may be made. The minimum withdrawal is $500. Under Option 1 or Option 3, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000.

A transaction charge which is the smaller of 2% of the amount withdrawn or $25 will be assessed on each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. The Company does not expect to make a profit on this charge.

A partial withdrawal charge may also be deducted from Policy Value. For each partial withdrawal you may withdraw an amount equal to 10% of the Policy Value on the date the written withdrawal request is received by the Company less the total of any prior withdrawals in that Policy year which were not subject to the partial withdrawal charge, without incurring a partial withdrawal charge. Any partial withdrawal in excess of this amount ("excess withdrawal") will be subject to the partial withdrawal charge. The partial withdrawal charge is equal to 5% of the excess withdrawal up to the amount of the surrender charge(s) on the date of withdrawal. There will be no partial withdrawal charge if there is no surrender charge on the date of withdrawal (i.e., ten years have elapsed from the Date of Issue and from the effective date of any increase in the Face Amount).

This right is not cumulative from Policy year to Policy year. For example, if only 8% of Policy Value were withdrawn in Policy year two, the amount you could withdraw in subsequent Policy years would not be increased by the amount you did not withdraw in the second Policy year.

The Policy's outstanding surrender charge will be reduced by the amount of the partial withdrawal charge deducted, by proportionately reducing the deferred sales charge component and the deferred administrative charge component. The partial withdrawal charge deducted will decrease existing surrender charges in the following order:

    - first, the surrender charge for the most recent increase in Face Amount;

    - second, the surrender charge for the next most recent increase successively;

    - last, the surrender charge for the initial Face Amount.

See APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES for an example illustrating the calculation of the charges on partial withdrawal and their impact on the surrender charge(s).

TRANSFER CHARGES

The first 12 transfers in a Policy year will be free of charge. Thereafter, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the administrative costs incurred in processing the transfer request. The Company reserves the right to increase the charge, but it will never exceed $25. The Company also reserves the right to change the number of free transfers allowed in a Policy Year. See THE POLICY -- "Transfer Privilege."

You may have automatic transfers of at least $100 a month made on a periodic basis:

    - from the Sub-Accounts which invest in the Money Market Fund and Government Bond Fund of the Trust to one or more of the other Sub-Accounts ("Dollar-Cost Averaging"); or

    - to reallocate Policy Value among the Sub-Accounts ("Automatic
      Rebalancing").

The first automatic transfer counts as one transfer towards the 12 free transfers allowed in each Policy year. Each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made without charge. If you utilize the Conversion Privilege, Loan Privilege, or reallocate Policy Value within 20 days of the Date of Issue of the Policy, any resulting transfer of Policy Value from the Sub-Accounts to the General Account will be free of charge, and in addition to the 12 free transfers in a Policy year. See THE POLICY -- "Conversion Privileges" and POLICY LOANS.

CHARGE FOR INCREASE IN FACE AMOUNT

For each increase in Face Amount you request, a transaction charge of $40 will be deducted from Policy Value to reimburse the Company for administrative costs associated with the increase. This charge is guaranteed not to increase, and the Company does not expect to make a profit on this charge.

OTHER ADMINISTRATIVE CHARGES

The Company reserves the right to impose a charge for the administrative costs incurred for changing the Net Premium allocation instructions, for changing the allocation of any Monthly Deductions among the various Sub-Accounts, or for a projection of values. No such charges are currently imposed and any such charge is guaranteed not to exceed $25.

                                  POLICY LOANS

Loans may be obtained by request to the Company on the sole security of the Policy. The total amount which may be borrowed is the Loan Value. In the first Policy year, the Loan Value is 75% of Policy Value reduced by applicable surrender charges, as well as Monthly Deductions and interest on Debt to the end of the Policy year. The Loan Value in the second Policy year and thereafter is 90% of an amount equal to Policy Value reduced by applicable surrender charges. There is no minimum limit on the amount of the loan. The loan amount will normally be paid within seven days after the Company receives the loan request at its Principal Office, but the Company may delay payments under certain circumstances. See OTHER POLICY PROVISIONS -- "Postponement of Payments."

A Policy loan may be allocated among the General Account and one or more Sub-Accounts. If you do not make an allocation, the Company will make a Pro-Rata Allocation based on the amounts in the Accounts on the date the Company receives the loan request. Policy Value in each Sub-Account equal to the Policy loan allocated to such Sub-Account will be transferred to the General Account, and the number of Accumulation Units equal to the Policy Value so transferred will be canceled. This will reduce the Policy Value in these Sub-Accounts. These transactions are not treated as transfers for purposes of the transfer charge.

LOAN INTEREST

LOAN AMOUNT EARNS INTEREST IN GENERAL ACCOUNT
As long as the Policy is in force, Policy Value in the General Account equal to the loan amount will be credited with interest at an effective annual yield of at least 6.00% per year. NO ADDITIONAL INTEREST WILL BE CREDITED TO SUCH POLICY VALUE.

PREFERRED LOAN OPTION
A preferred loan option is available under the Policies. The preferred loan option will be available upon Written Request. It may be revoked by you at any time. If this option has been selected, after the tenth Policy anniversary Policy Value in the General Account equal to the loan amount will be credited with interest at an effective annual yield of at least 7.5%. Our current practice is to credit a rate of interest equal to the rate being charged for the preferred loan.

There is some uncertainty as to the tax treatment of preferred loans. Consult a qualified tax adviser (and see FEDERAL TAX CONSIDERATIONS). THE PREFERRED LOAN OPTION IS NOT AVAILABLE IN ALL STATES.

LOAN INTEREST CHARGED
Interest accrues daily and is payable in arrears at the annual rate of 8%. Interest is due and payable at the end of each Policy year or on a pro-rata basis for such shorter period as the loan may exist. Interest not paid when due will be added to the loan amount and bear interest at the same rate. After the due and unpaid interest is added to the loan amount, if the new loan amount exceeds the Policy Value in the General Account, the Company will transfer Policy Value equal to that excess loan amount from the Policy Value in each Sub-Account to the General Account as security for the excess loan amount. The Company will allocate the amount transferred among the Sub-Accounts in the same proportion that the Policy Value in each Sub-Account bears to the total Policy Value in all Sub-Accounts.

REPAYMENT OF LOANS

Loans may be repaid at any time prior to the lapse of the Policy. Upon repayment of the Debt, the portion of the Policy Value that is in the General Account securing the Debt repaid will be allocated to the various Accounts and increase the Policy Value in such accounts in accordance with your instructions. If you do not make a repayment allocation, the Company will allocate Policy Value in accordance with your most recent premium allocation instructions; provided, however, that loan repayments allocated to the VEL Account cannot exceed Policy Value previously transferred from the VEL Account to secure the Debt.

If the Debt exceeds the Policy Value less the surrender charge, the Policy will terminate. A notice of such pending termination will be mailed to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the Policy will terminate with no value. See POLICY TERMINATION AND REINSTATEMENT.

EFFECT OF POLICY LOANS

Although Policy loans may be repaid at any time prior to the lapse of the Policy, Policy loans will permanently affect the Policy Value and Surrender Value, and may permanently affect the Death Proceeds. The effect could be favorable or unfavorable, depending upon whether the investment performance of the Sub-Account(s) is less than or greater than the interest credited to the Policy Value in the General Account attributable to the loan.

Moreover, outstanding Policy loans and the accrued interest will be deducted from the proceeds payable upon the death of the Insured or surrender.

                      POLICY TERMINATION AND REINSTATEMENT

TERMINATION

The failure to make premium payments will not cause the Policy to lapse unless:
(1) the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued; or (2) if Debt exceeds the Policy Value. If one of these situations occurs, the Policy will be in default. You will then have a grace period of 62 days, measured from the date of default, to make sufficient payments to prevent termination. On the date of default, the Company will send a notice to you and to any assignee of record. The notice will state the amount of premium due and the date on which it is due.

Failure to make a sufficient payment within the grace period will result in termination of the Policy. If the Insured dies during the grace period, the Death Proceeds will still be payable, but any Monthly Deductions due and unpaid through the Policy month in which the Insured dies and any other overdue charges will be deducted from the Death Proceeds.

PAYOR PROVISIONS
Subject to approval in the state in which your Policy was issued, if you name a "payor" in your application supplement, then the following "Payor Provisions" will apply.

The payor may designate what portion, if any, of each payment of a premium is "excess premium" to be allocated to the General Account and Sub-Accounts according to your allocation instructions then in effect. Except for excess premium, the payor's premium will automatically be allocated to the Sub-Account which invests in the Money Market Fund of the Trust, from which the Monthly Deductions will be made. Payor premiums which are initially held in the General Account (which are not "excess premiums") will be transferred to the Money Market Fund not later than three days after underwriting approval of the Policy. No Policy loans, partial withdrawals or transfers may be made from the amount in the Money Market Fund attributable to premiums allocated thereto by the payor.

If the amount in the Money Market Fund attributable to premiums allocated by the payor is insufficient to cover the next Monthly Deduction, the Company will send the payor a notice of the due date and amount of premium which is due. The premium may be paid during a grace period of 62 days beginning on the premium due date. If the premium payable is not received by the Company within 31 days of the end of the grace period, a second notice will be sent to the payor. A 31-day grace period notice will also be sent to you at this time if your Policy Value is insufficient to cover the Monthly Deductions then due.

If the amount in the Money Market Fund attributable to premiums allocated thereto by the payor is insufficient to cover the Monthly Deductions due at the end of the grace period, the balance of such Monthly Deductions will be withdrawn on a Pro-Rata Allocation from the Policy Value, if any, in the General Account and the Sub-Accounts. A lapse occurs if the Policy Value is insufficient, at the end of the grace period, to pay the Monthly Deductions which are due. The Policy terminates on the date of lapse. Any Death Proceeds payable during the grace period will be reduced by any overdue charges.

The above payor provisions, if applicable, are in lieu of the grace-period notice and default provisions applicable when "(a) the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued," but do not apply to "(b) if Debt exceeds the Policy Value." See the first paragraph of this section captioned "Termination." You or the payor may, upon Written Request, discontinue the above payor provisions. If the payor makes Written Request to discontinue the payor provisions, we will send you a notice of the discontinuance to your last known address.

REINSTATEMENT

If the Policy has not been surrendered and the Insured is alive, the terminated Policy may be reinstated anytime within three years after the date of default and before the Final Premium Payment Date. The reinstatement will be effective on the Monthly Payment Date following the date you submit the following to the
Company: (1) a written application for reinstatement; (2) Evidence of Insurability showing that the Insured is insurable according to the Company's underwriting rules; and (3) a premium that, after the deduction of the premium tax charge, is large enough to cover the Monthly Deductions for the three-month period beginning on the date of reinstatement.

POLICY SURRENDER CHARGE
The surrender charge on the date of reinstatement is the surrender charge which should have been in effect had the Policy remained in force from the Date of Issue.

POLICY VALUE ON REINSTATEMENT
The Policy Value on the date of reinstatement is:

    - the Net Premium paid to reinstate the Policy increased by interest from the date the payment was received at the Principal Office, PLUS

    - an amount equal to the Policy Value less Debt on the date of default, MINUS

    - the Monthly Deduction due on the date of reinstatement.

You may not reinstate any Debt outstanding on the date of default or foreclosure.

                            OTHER POLICY PROVISIONS

The following Policy provisions may vary in certain states in order to comply with requirements of the insurance laws, regulations and insurance regulatory agencies in those states.

POLICYOWNER

The Policyowner is the Insured unless another Policyowner has been named in the application for the Policy. The Policyowner is generally entitled to exercise all rights under a Policy while the Insured is alive, subject to the consent of any irrevocable Beneficiary (the consent of a revocable Beneficiary is not required). The consent of the Insured is required whenever the Face Amount of insurance is increased.

BENEFICIARY

The Beneficiary is the person or persons to whom the insurance proceeds are payable upon the Insured's death. Unless otherwise stated in the Policy, the Beneficiary has no rights in the Policy before the death of the Insured. While the Insured is alive, you may change any Beneficiary unless you have declared a Beneficiary to be irrevocable. If no Beneficiary is alive when the Insured dies, the Policyowner (or the Policyowner's estate) will be the Beneficiary. If more than one Beneficiary is alive when the Insured dies, they will be paid in equal shares, unless you have chosen otherwise. Where there is more than one Beneficiary, the interest of a Beneficiary who dies before the Insured will pass to surviving Beneficiaries proportionally.

INCONTESTABILITY

The Company will not contest the validity of a Policy after it has been in force during the Insured's lifetime for two years from the Date of Issue. The Company will not contest the validity of any rider or any increase in the Face Amount after such rider or increase has been in force during the Insured's lifetime for two years from its effective date.

SUICIDE

The Death Proceeds will not be paid if the Insured commits suicide, while sane or insane, within two years from the Date of Issue. Instead, the Company will pay the Beneficiary an amount equal to all premiums paid for the Policy, without interest, less any outstanding Debt and less any partial withdrawals. If the Insured commits suicide, while sane or insane, generally within two years from the effective date of any increase in the Sum Insured, the Company's liability with respect to such increase will be limited to a refund of the cost thereof. The Beneficiary will receive the administrative charges and insurance charges paid for such increase.

AGE

If the Insured's Age as stated in the application for a Policy is not correct, benefits under a Policy will be adjusted to reflect the correct Age, if death occurs prior to the Final Premium Payment Date. The adjusted benefit will be that which the most recent cost of insurance charge would have purchased for the correct Age. In no event will the Sum Insured be reduced to less than the Guideline Minimum Sum Insured.

ASSIGNMENT

The Policyowner may assign a Policy as collateral or make an absolute assignment of the Policy. All rights under the Policy will be transferred to the extent of the assignee's interest. The consent of the assignee may be required in order to make changes in premium allocations, to make transfers, or to exercise other rights under the Policy. The Company is not bound by an assignment or release thereof, unless it is in writing and is recorded at the Principal Office. When recorded, the assignment will take effect as of the date the Written Request was signed. Any rights created by the assignment will be subject to any payments made or actions taken by the Company before the assignment is recorded. The Company is not responsible for determining the validity of any assignment or release.

POSTPONEMENT OF PAYMENTS

Payments of any amount due from the VEL Account upon surrender, partial withdrawals, or death of the Insured, as well as payments of a Policy loan and transfers may be postponed whenever: (1) the New York Stock Exchange is closed for other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC, or (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the VEL Account's net assets. Payments under the Policy of any amounts derived from the premiums paid by check may be delayed until such time as the check has cleared your bank.

The Company also reserves the right to defer payment of any amount due from the General Account upon surrender, partial withdrawal, or death of the Insured, as well as payments of policy loans and transfers from the General Account, for a period not to exceed six months.

                DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY

NAME AND POSITION                        PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
----------------------------------  --------------------------------------------------------
Bruce C. Anderson                   Director of First Allmerica since 1996; Vice President,
  Director                          First Allmerica since 1984

Abigail M. Armstrong                Secretary of First Allmerica since 1996; Counsel, First
  Secretary and Counsel             Allmerica since 1991

Robert E. Bruce                     Director and Chief Information Officer of First
  Director and Chief Information    Allmerica since 1997; Vice President of First Allmerica
  Officer                           since 1995; Corporate Manager, Digital Equipment
                                    Corporation 1979 to 1995

John P. Kavanaugh
  Director, Vice President and      Director and Chief Investment Officer of First Allmerica
  Chief Investment Officer          since 1996; Vice President, First Allmerica since 1991

John F. Kelly                       Director since 1996; General Counsel since 1981, Senior
  Director, Vice President and      Vice President since 1986, and Assistant Secretary since
  General Counsel                   1991, all of First Allmerica

J. Barry May                        Director of First Allmerica since 1996; Director and
  Director                          President, The Hanover Insurance Company since 1996;
                                    Vice President, The Hanover Insurance Company, 1993 to
                                    1996; General Manager, The Hanover Insurance Company
                                    1989 to 1993

James R. McAuliffe                  Director of First Allmerica since 1996; Director of
  Director                          Citizens Insurance Company of America since 1992,
                                    President since 1994, and CEO since 1996; Vice
                                    President, First Allmerica 1982 to 1994 and Chief
                                    Investment Officer, First Allmerica 1986 to 1994

John F. O'Brien
  Director and Chairman of the      Director, Chairman of the Board, President and Chief
  Board                             Executive Officer, First Allmerica since 1989

Edward J. Parry, III
  Director, Vice President and      Director and Chief Financial Officer of First Allmerica
  Chief Financial Officer and       since 1996; Vice President and Treasurer, First
  Treasurer                         Allmerica since 1993

Richard M. Reilly                   Director of First Allmerica since 1996; Vice President,
  Director, President and           First Allmerica since 1990; Director, Allmerica
  Chief Executive Officer           Investments, Inc. since 1990; Director and President,
                                    Allmerica Financial Investment Management Services, Inc.
                                    since 1990

Eric A. Simonsen                    Director of First Allmerica since 1996; Vice President,
  Director and Vice President       First Allmerica since 1990; Chief Financial Officer,
                                    First Allmerica 1990 to 1996

Phillip E. Soule                    Director of First Allmerica since 1996; Vice President,
  Director                          First Allmerica since 1987

                                  DISTRIBUTION

Allmerica Investments, Inc., an indirect subsidiary of First Allmerica, acts as the principal underwriter of the Policies pursuant to a Sales and Administrative Services Agreement with the Company and the VEL Account. Allmerica Investments, Inc. is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). The Policies are sold by agents of the Company who are registered representatives of Allmerica Investments, Inc. or of independent broker-dealers.

The Company pays commissions, based on a commission schedule, to registered representatives who sell the Policy. After issue of the Policy or an increase in Face Amount, commissions may be up to 45% of first-year premiums. Thereafter, commissions may be up to 15% of any additional premiums. Alternative commission schedules are available with lower initial commission amounts based on premium payments, plus ongoing annual compensation of up to 0.50% of Policy Value. Certain registered representatives, including registered representatives enrolled in the Company's training program for new agents, may receive additional first-year and renewal commissions and training reimbursements. General Agents may also receive overriding commissions, which will not exceed 2.5% of first-year or 4% of renewal premiums.

To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, productions of promotional literature, and similar services.

The Company intends to recoup the commission and other sales expense through a combination of the deferred sales charge component of the anticipated surrender and partial withdrawal charges, and the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company. There is no additional charge to the Policyowner or to the Separate Account. Any surrender charge assessed on a Policy will be retained by the Company except for amounts it may pay to Allmerica Investments, Inc. for services it performs and expenses it may incur as principal underwriter and general distributor.

                                    SERVICES

The Company receives fees from the investment advisers or other service providers of certain Underlying Funds in return for providing certain services to Policyowners. Currently, the Company receives service fees with respect to the Fidelity VIP Overseas Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio, Fidelity VIP High Income Portfolio, and Fidelity VIP II Asset Manager Portfolio, at an annual rate of 0.10% of the aggregate net asset value, respectively, of the shares of such Underlying Funds held by the VEL Account. With respect to the T. Rowe Price International Stock Portfolio, the Company receives service fees at an annual rate of 0.15% per annum of the aggregate net asset value of shares held by the VEL Account. The Company may in the future render services for which it will receive compensation from the investment advisers or other service providers of other Underlying Funds.

                                    REPORTS

The Company will maintain the records relating to the VEL Account. You will be promptly sent statements of significant transactions such as premium payments (other than payments made pursuant to the MAP procedure), changes in specified Face Amount, changes in Sum Insured Option, transfers among Sub-Accounts and the General Account, partial withdrawals, increases in loan amount by you, loan repayments, lapse, termination for any reason, and reinstatement. An annual statement will also be sent to you within 30 days after a Policy anniversary. The annual statement will summarize all of the above transactions and deductions of charges during the Policy year. It will also set forth the status of the Death Proceeds, Policy Value, Surrender Value, amounts in the Sub-Accounts and General Account, and any Policy loan(s).

In addition, you will be sent periodic reports containing financial statements and other information for the VEL Account and the Underlying Funds as required by the 1940 Act.

                               LEGAL PROCEEDINGS

There are no legal proceedings pending to which the VEL Account is a party, or to which the assets of the VEL Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the VEL Account.

                              FURTHER INFORMATION

A Registration Statement under the 1933 Act relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted from this Prospectus pursuant to the rules and regulations of the SEC. Statements contained in this Prospectus concerning the Policy and other legal documents are summaries. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees.

                            INDEPENDENT ACCOUNTANTS

The financial statements of the Company as of December 31, 1997 and 1996 and for each of the two years in the period ended December 31, 1997, and the financial statements of the VEL Account of the Company as of December 31, 1997 and for the periods indicated, included in this Prospectus constituting part of this Registration Statement, have been so included in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Policies.

                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of a Policy, on loans, withdrawals, or surrenders, on death benefit payments, and on the economic benefit to you or the Beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted. From time to time legislation is proposed which, if passed, could significantly, adversely and possibly retroactively affect the taxation of the Policies. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

It should be recognized that the following summary of federal income tax aspects of amounts received under the Policies is not exhaustive, does not purport to cover all situations and is not intended as tax advice. Specifically, the discussion below does not address certain tax provisions that may be applicable if the Policyowner is a corporation or the trustee of an employee benefit plan. A qualified tax adviser should always be consulted with regard to the application of law to individual circumstances.

THE COMPANY AND THE VEL ACCOUNT

The Company is taxed as a life insurance company under Subchapter L of the Code, and files a consolidated tax return with its parent and affiliates. The Company does not expect to incur any income tax upon the earnings or realized capital gains attributable to the VEL Account. Based on these expectations, no charge is made for federal income taxes which may be attributable to the VEL Account.

The Company will review periodically the question of a charge to the VEL Account for federal income taxes. Such a charge may be made in future years for any federal income taxes incurred by the Company. This might become necessary if the tax treatment of the Company is ultimately determined to be other than what the Company believes it to be, if there are changes made in the federal income tax treatment of variable life insurance at the Company level, or if there is a change in the Company's tax status. Any such charge would be designed to cover the federal income taxes attributable to the investment results of the VEL Account.

Under current laws the Company may also incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes paid, or reserves for such taxes, attributable to the VEL Account.

TAXATION OF THE POLICIES

The Company believes that the Policies described in this Prospectus will be considered life insurance contracts under Section 7702 of the Code, which generally provides for the taxation of life insurance policies and places limitations on the relationship of the policy value to the insurance amount at risk. As a result, the death proceeds payable are excludable from the gross income of the beneficiary. Moreover, any increase in policy value is not taxable until received by the Policyowner or the Policyowner's designee. But see "Modified Endowment Contracts."

The Code also requires that the investment of each Sub-Account be adequately diversified in accordance with Treasury regulations in order to be treated as a life insurance policy for tax purposes. Although the Company does not have control over the investments of the Underlying Funds, the Company believes that the Underlying Funds currently meet the Treasury's diversification requirements, and the Company will monitor continued compliance with these requirements. In connection with the issuance of previous regulations relating to diversification requirements, the Treasury Department announced that such regulations do not provide guidance concerning the extent to which Policyowners may direct their investments to particular divisions of a separate account. Regulations in this regard may be issued in the future. It is possible that if and when regulations are issued, the Policies may need to be modified to comply with such regulations. For these reasons, the Policies or the Company's administrative rules may be modified as necessary to prevent a Policyowner from being considered the owner of the assets of the VEL Account.

Depending upon the circumstances, a surrender, partial withdrawal, change in the Sum Insured Option, change in the Face Amount, lapse with Policy loan outstanding, or assignment of the Policy may have tax consequences. In particular, under specified conditions, a distribution under the Policy during the first 15 years from Date of Issue that reduces future benefits under the Policy will be taxed to the Policyowner as ordinary income to the extent of any investment earnings in the Policy. Federal, state and local income, estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Insured, Policyowner or Beneficiary.

POLICY LOANS

The Company believes that non-preferred loans received under the Policy will be treated as an indebtedness of the Policyowner for federal income tax purposes. Under current law, these loans will not constitute income for the Policyowner while the Policy is in force (but see "Modified Endowment Contracts"). There is a risk, however, that a preferred loan may be characterized by the IRS as a withdrawal and taxed accordingly. At the present time, the IRS has not issued any guidance on whether loans with the attributes of a preferred loan should be treated differently than a non-preferred loan. This lack of specific guidance makes the tax treatment of preferred loans uncertain. In the event IRS guidelines are issued in the future, you may revoke your request for a preferred loan.

Section 264 of the Code restricts the deduction of interest on Policy loans. Consumer interest paid on Policy loans under an individually owned Policy is not tax deductible. Generally, no tax deduction for interest is allowed on Policy loans, if the Insured is an officer or employee of, or is financially interested in, any business carried on by the taxpayer. There is an exception to this rule which permits a deduction for interest on loans up to $50,000 related to any policies covering the greater of (1) five individuals, or (2) the lesser of (a) 5% of the total number of officers and employees of the corporation, or (b) 20 individuals.

MODIFIED ENDOWMENT CONTRACTS

The Technical and Miscellaneous Revenue Act of 1988 ("1988 Act") adversely affects the tax treatment of distributions under so-called "modified endowment contracts." Under the Act, any life insurance policy, including a Policy offered by this Prospectus, that fails to satisfy a "seven-pay" test is considered a modified endowment contract. A policy fails to satisfy the seven-pay test if the cumulative premiums paid under the policy at any time during the first seven policy years exceed the sum of the net level premiums that would have been paid, had the policy provided for paid-up future benefits after the payment of seven level premiums.

If a policy is considered a modified endowment contract, all distributions under the policy will be taxed on an "income first" basis. Most distributions received by a policyowner directly or indirectly (including loans, withdrawals, partial surrenders, or the assignment or pledge of any portion of the value of the policy) will be includible in gross income to the extent that the cash surrender value of the policy exceeds the policyowner's investment in the contract. Any additional amounts will be treated as a return of capital to the extent of the Policyowner's basis in the Policy. With certain exceptions, an additional 10% tax will be imposed on the portion of any distribution that is includible in income. All modified endowment contracts issued by the same insurance company to the same policyowner during any 12-month period will be treated as a single modified endowment contract in determining taxable distributions.

Currently, each Policy is reviewed when premiums are received to determine if it satisfies the seven-pay test. If the Policy does not satisfy the seven-pay test, the Company will notify the Policyowner of the option of requesting a refund of the excess premium. The refund process must be completed within 60 days after the Policy anniversary, or the Policy will be permanently classified as a modified endowment contract.

                   MORE INFORMATION ABOUT THE GENERAL ACCOUNT

As discussed earlier, you may allocate Net Premiums and transfer Policy Value to the General Account. Because of exemption and exclusionary provisions in the securities law, any amount in the General Account is not generally subject to regulation under the provisions of the 1933 Act or the 1940 Act. Accordingly, the disclosures in this section have not been reviewed by the SEC. Disclosures regarding the fixed portion of the Policy and the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws concerning the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION

The General Account of the Company is made up of all of the general assets of the Company other than those allocated to any Separate Account. Allocations to the General Account become part of the assets of the Company, and are used to support insurance and annuity obligations. Subject to applicable law, the Company has sole discretion over the investment of assets of the General Account.

A portion or all of Net Premiums may be allocated or transferred to accumulate at a fixed rate of interest in the General Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. The allocation or transfer of funds to the General Account does not entitle you to share in the investment experience of the General Account.

GENERAL ACCOUNT VALUE

The Company bears the full investment risk for amounts allocated to the General Account and guarantees that interest credited to each Policyowner's Policy Value in the General Account will not be less than an annual rate of 4% ("Guaranteed Minimum Rate").

The Company may, AT ITS SOLE DISCRETION, credit a higher rate of interest ("excess interest"), although it is not obligated to credit interest in excess of 4% per year, and might not do so. However, the excess interest rate, if any, in effect on the date a premium is received at the Principal Office is guaranteed on that premium for one year, unless the Policy Value associated with the premium becomes security for a Policy loan.

AFTER SUCH INITIAL ONE-YEAR GUARANTEE OF INTEREST ON NET PREMIUM, ANY INTEREST CREDITED ON THE POLICY VALUE IN THE GENERAL ACCOUNT IN EXCESS OF THE GUARANTEED MINIMUM RATE PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. THE POLICYOWNER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE.

Even if excess interest is credited to accumulated value in the General Account, no excess interest will be credited to that portion of the Policy Value which is equal to Debt. However, such Policy Value will be credited interest at an effective annual yield of at least 6%.

The Company guarantees that, on each Monthly Payment Date, the Policy Value in the General Account will be the amount of the Net Premiums allocated or Policy Value transferred to the General Account, plus interest at an annual rate of 4% per year, plus any excess interest which the Company credits, less the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with loans, partial withdrawals, surrenders or transfers.

THE POLICY

This Prospectus describes a flexible premium variable life insurance policy, and is generally intended to serve as a disclosure document only for the aspects of the Policy relating to the VEL Account. For complete details regarding the General Account, see the Policy itself.

TRANSFERS, SURRENDERS, PARTIAL WITHDRAWALS AND POLICY LOANS

If a Policy is surrendered or if a partial withdrawal is made, a surrender charge or partial withdrawal charge, as applicable, is imposed if such event occurs before the Policy, or an increase in Face Amount, has been in force for ten policy years. In the event of a decrease in Face Amount, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Policy. Partial withdrawals are made on a last-in/first-out basis from Policy Value allocated to the General Account.

The first 12 transfers in a Policy year are free of charge. Thereafter, a $10 transfer charge will be deducted for each transfer in that Policy year. The transfer privilege is subject to the consent of the Company and to the Company's then current rules.

Policy loans may also be made from the Policy Value in the General Account.

Transfers, surrenders, partial withdrawals, Death Proceeds and Policy loans payable from the General Account may be delayed up to six months. If payment is delayed for 30 days or more, however, the Company will pay interest at least equal to an effective annual yield of 3.5% per year for the period of deferment. Amounts from the General Account used to pay premiums on policies with the Company will not be delayed.

                              FINANCIAL STATEMENTS

Financial Statements for the VEL Account and the Company are included in this Prospectus beginning immediately after this section. The financial statements of the Company which are included in this Prospectus should be considered only as bearing on the ability of the Company to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the VEL Account.

ALLMERICA FINANCIAL
LIFE INSURANCE AND
ANNUITY COMPANY

FINANCIAL STATEMENTS
DECEMBER 31, 1997

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of Allmerica Financial Life Insurance and Annuity Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, of shareholder's equity, and of cash flows present fairly, in all material respects, the financial position of Allmerica Financial Life Insurance and Annuity Company at December 31, 1997 and 1996, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

PRICE WATERHOUSE LLP
Boston, Massachusetts

February 3, 1998

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                       CONSOLIDATED STATEMENTS OF INCOME

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1997      1996
------------------------------------------------------------  -------   -------
REVENUES
  Premiums..................................................  $  22.8   $  32.7
    Universal life and investment product policy fees.......    212.2     176.2
    Net investment income...................................    164.2     171.7
    Net realized investment gains (losses)..................      2.9      (3.6)
    Other income............................................      1.4       0.9
                                                              -------   -------
        Total revenues......................................    403.5     377.9
                                                              -------   -------
BENEFITS, LOSSES AND EXPENSES
    Policy benefits, claims, losses and loss adjustment
      expenses..............................................    187.8     192.6
    Policy acquisition expenses.............................      2.8      49.9
    Loss from cession of disability income business.........     53.9     --
    Other operating expenses................................    101.3      86.6
                                                              -------   -------
        Total benefits, losses and expenses.................    345.8     329.1
                                                              -------   -------
Income before federal income taxes..........................     57.7      48.8
                                                              -------   -------
FEDERAL INCOME TAX EXPENSE (BENEFIT)
    Current.................................................     13.9      26.9
    Deferred................................................      7.1      (9.8)
                                                              -------   -------
        Total federal income tax expense....................     21.0      17.1
                                                              -------   -------
Net income..................................................  $  36.7   $  31.7
                                                              -------   -------
                                                              -------   -------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                          CONSOLIDATED BALANCE SHEETS

DECEMBER 31,
(IN MILLIONS)                                                   1997        1996
------------------------------------------------------------  ---------   --------
ASSETS
  Investments:
    Fixed maturities at fair value (amortized cost of
      $1,340.5 and $1,660.2)................................  $ 1,402.5   $1,698.0
    Equity securities at fair value (cost of $34.4 and
      $33.0)................................................       54.0       41.5
    Mortgage loans..........................................      228.2      221.6
    Real estate.............................................       12.0       26.1
    Policy loans............................................      140.1      131.7
    Other long term investments.............................       20.3        7.9
                                                              ---------   --------
        Total investments...................................    1,857.1    2,126.8
                                                              ---------   --------
  Cash and cash equivalents.................................       31.1       18.8
  Accrued investment income.................................       34.2       37.7
  Deferred policy acquisition costs.........................      765.3      632.7
  Reinsurance receivables on paid and unpaid losses,
    benefits and unearned premiums..........................      251.1       81.5
  Other assets..............................................       10.7        8.2
  Separate account assets...................................    7,567.3    4,524.0
                                                              ---------   --------
        Total assets........................................  $10,516.8   $7,429.7
                                                              ---------   --------
                                                              ---------   --------
LIABILITIES
  Policy liabilities and accruals:
    Future policy benefits..................................  $ 2,097.3   $2,171.3
    Outstanding claims, losses and loss adjustment
      expenses..............................................       18.5       16.1
    Unearned premiums.......................................        1.8        2.7
    Contractholder deposit funds and other policy
      liabilities...........................................       32.5       32.8
                                                              ---------   --------
        Total policy liabilities and accruals...............    2,150.1    2,222.9
                                                              ---------   --------
  Expenses and taxes payable................................       77.6       77.3
  Reinsurance premiums payable..............................        4.9      --
  Deferred federal income taxes.............................       75.9       60.2
  Separate account liabilities..............................    7,567.3    4,523.6
                                                              ---------   --------
        Total liabilities...................................    9,875.8    6,884.0
                                                              ---------   --------
  Commitments and contingencies (Note 13)
SHAREHOLDER'S EQUITY
  Common stock, $1,000 par value, 10,000 shares authorized,
    2,521 and 2,518 shares issued and outstanding...........        2.5        2.5
  Additional paid in capital................................      386.9      346.3
  Unrealized appreciation on investments, net...............       38.5       20.5
  Retained earnings.........................................      213.1      176.4
                                                              ---------   --------
        Total shareholder's equity..........................      641.0      545.7
                                                              ---------   --------
        Total liabilities and shareholder's equity..........  $10,516.8   $7,429.7
                                                              ---------   --------
                                                              ---------   --------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1997      1996
------------------------------------------------------------  -------   -------
COMMON STOCK
    Balance at beginning of period..........................  $   2.5   $   2.5
    Issued during year......................................    --        --
                                                              -------   -------
    Balance at end of period................................      2.5       2.5
                                                              -------   -------
ADDITIONAL PAID IN CAPITAL
    Balance at beginning of period..........................    346.3     324.3
    Contribution from Parent................................     40.6      22.0
                                                              -------   -------
    Balance at end of period................................    386.9     346.3
                                                              -------   -------
RETAINED EARNINGS
    Balance at beginning of period..........................    176.4     144.7
    Net income..............................................     36.7      31.7
                                                              -------   -------
    Balance at end of period................................    213.1     176.4
                                                              -------   -------
NET UNREALIZED APPRECIATION ON INVESTMENTS
    Balance at beginning of period..........................     20.5      23.8
    Net appreciation (depreciation) on available for sale
      securities............................................     27.0      (5.1)
    (Provision) benefit for deferred federal income taxes...     (9.0)      1.8
                                                              -------   -------
    Balance at end of period................................     38.5      20.5
                                                              -------   -------
        Total shareholder's equity..........................  $ 641.0   $ 545.7
                                                              -------   -------
                                                              -------   -------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1997      1996
------------------------------------------------------------  -------   -------
CASH FLOWS FROM OPERATING ACTIVITIES
    Net income..............................................  $  36.7   $  31.7
    Adjustments to reconcile net income to net cash used in
      operating activities:
        Net realized gains..................................     (2.9)      3.6
        Net amortization and depreciation...................    --          3.5
        Loss from cession of disability income business.....     53.9     --
        Deferred federal income taxes.......................      7.1      (9.8)
        Payment related to cession of disability income
          business..........................................   (207.0)    --
        Change in deferred acquisition costs................   (181.3)    (66.8)
        Change in premiums and notes receivable, net of
          reinsurance payable...............................      3.9      (0.2)
        Change in accrued investment income.................      3.5       1.2
        Change in policy liabilities and accruals, net......    (72.4)    (39.9)
        Change in reinsurance receivable....................     22.1      (1.5)
        Change in expenses and taxes payable................      0.2      32.3
        Separate account activity, net......................      0.4      10.5
        Other, net..........................................     (7.5)     (0.2)
                                                              -------   -------
            Net used in operating activities................   (343.3)    (35.6)
                                                              -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
    Proceeds from disposals and maturities of
      available-for-sale fixed maturities...................    909.7     809.4
    Proceeds from disposals of equity securities............      2.4       1.5
    Proceeds from disposals of other investments............     23.7      17.4
    Proceeds from mortgages matured or collected............     62.9      34.0
    Purchase of available-for-sale fixed maturities.........   (579.7)   (795.8)
    Purchase of equity securities...........................     (3.2)    (13.2)
    Purchase of other investments...........................    (79.4)    (36.2)
    Other investing activities, net.........................    --         (2.0)
                                                              -------   -------
        Net cash provided by investing activities...........    336.4      15.1
                                                              -------   -------
CASH FLOWS FROM FINANCING ACTIVITIES
    Proceeds from issuance of stock and capital paid in.....     19.2      22.0
                                                              -------   -------
        Net cash provided by financing activities...........     19.2      22.0
                                                              -------   -------
Net change in cash and cash equivalents.....................     12.3       1.5
Cash and cash equivalents, beginning of period..............     18.8      17.3
                                                              -------   -------
Cash and cash equivalents, end of period....................  $  31.1   $  18.8
                                                              -------   -------
                                                              -------   -------
SUPPLEMENTAL CASH FLOW INFORMATION
    Interest paid...........................................  $ --      $   3.4
    Income taxes paid.......................................  $   5.4   $  16.5

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                         NOTES TO FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

Allmerica Financial Life Insurance and Annuity Company ("AFLIAC" or the "Company") is organized as a stock life insurance company, and is a wholly-owned subsidiary of SMA Financial Corporation ("SMAFCO"), which is wholly owned by First Allmerica Financial Life Insurance Company ("FAFLIC"). FAFLIC is a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC").

The consolidated financial statements of AFLIAC include the accounts of Somerset Square, Inc., a wholly-owned non-insurance company and its results of operations for the month of December, 1997. Somerset Square, Inc. was transferred from SMAFCO effective November 30, 1997. (See Significant Transactions.)

The Statutory stockholder's equity of the Company is being maintained at a minimum level of 5% of general account assets by FAFLIC in accordance with a policy established by vote of FAFLIC's Board of Directors.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates. Certain reclassifications have been made to the 1996 financial statements in order to conform to the 1997 presentation.

B.  VALUATION OF INVESTMENTS

In accordance with the provisions of Statement of Financial Accounting Standards No. 115 ("Statement No. 115"), "ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES", the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and reevaluates such designation as of each balance sheet date.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by management to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which management believes may not be collectible in full. In establishing reserves, management considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

During 1997, the Company committed to a plan to dispose of all real estate assets by the end of 1998. As a result of this decision real estate held by the Company and real estate joint ventures were written down to the estimated fair value less cost to sell. Depreciation is not recorded on these assets while they are held for disposal.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other-than-temporary impairment of the value of a specific investment or a group of investments is determined, a realized investment loss is recorded. Changes in the valuation allowance for mortgage loans and real estate are included in realized investment gains or losses.

C.  FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities, and investment and loan commitments. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

D.  CASH AND CASH EQUIVALENTS

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

E.  DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Acquisition costs related to universal life products, variable annuities and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization is reviewed annually and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits.

Deferred acquisition costs for each product are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of deferred policy acquisition costs is not assured, management believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

F.  SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain pension, variable annuity and variable life insurance contractholders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations at market value. The investment income, gains, and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholder's equity or net investment income.

G.  POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2 1/2% to 6% for life insurance and 2% to 9 1/2% for annuities. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges. Individual health benefit liabilities for active lives are estimated using the net level premium method, and assumptions as to future morbidity, withdrawals and interest which provide a margin for adverse deviation. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

Liabilities for outstanding claims, losses and loss adjustment expenses are estimates of payments to be made for reported claims and estimates of claims incurred but not reported. These liabilities are determined using case basis evaluations and statistical analyses and represent estimates of the ultimate cost of all claims incurred but not paid. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations.

Premiums for individual accident and health insurance are reported as earned on a pro-rata basis over the contract period.

The unexpired portion of these premiums is recorded as unearned premiums.

Contractholder deposit funds and other policy liabilities include investment-related products and consist of deposits received from customers and investment earnings on their fund balances.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, management believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

H.  PREMIUM AND FEE REVENUE AND RELATED EXPENSES

Premiums for individual life and health insurance and individual annuity products, excluding universal life and investment-related products, are considered revenue when due. Individual accident and health insurance premiums are recognized as revenue over the related contract periods. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life and group variable universal life products consist of net investment income, and mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefits in excess of fund values and net investment income credited to universal life fund values. Certain policy charges that represent compensation for services to be provided in future periods are deferred and amortized over the period benefited using the same assumptions used to amortize capitalized acquisition costs.

I.  FEDERAL INCOME TAXES

AFC, its life insurance subsidiaries, FAFLIC and AFLIAC, and its non-life insurance domestic subsidiaries file a life-nonlife consolidated United States Federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life insurance company taxable operating losses that can be applied to offset life insurance company taxable income. Allmerica P&C and its subsidiaries will be included in the AFC consolidated return as part of the non-life insurance company subgroup for the period July 17, 1997 through December 31, 1997. For the period January 1, 1997 through July 16, 1997, Allmerica P&C and its subsidiaries will file a separate consolidated United States Federal income tax return.

The Board of Directors has delegated to AFC management, the development and maintenance of appropriate Federal Income Tax allocation policies and procedures, which are subject to written agreement between the companies. The Federal income tax for all subsidiaries in the consolidated return of AFC is calculated on a separate return basis. Any current tax liability is paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries are not reimbursed to the subsidiary until such losses or credits can be utilized by the subsidiary on a separate return basis.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (SFAS No.
109). These differences result primarily from loss reserves, policy acquisition expenses, and unrealized appreciation/depreciation on investments.

J.  NEW ACCOUNTING PRONOUNCEMENTS

In June 1997, the FASB issued Statement No. 131, DISCLOSURES ABOUT SEGMENTS OF AN ENTERPRISE AND RELATED INFORMATION. This statement establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires that selected information about those operating segments be reported in interim financial statements. This statement supersedes Statement No. 14, FINANCIAL REPORTING FOR SEGMENTS OF A BUSINESS ENTERPRISE. Statement No. 131 requires that all public enterprises report financial and descriptive information about their reportable operating segments. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. This statement is effective for fiscal years beginning after December 15, 1997. The Company anticipates no impact from the adoption of Statement No. 131.

In June 1997, the FASB also issued Statement No. 130, REPORTING COMPREHENSIVE INCOME, which established standards for the reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. All items that are required to be recognized under accounting standards as components of comprehensive income are to be reported in a financial statement that is displayed with the same prominence as other financial statements. This statement stipulates that comprehensive income reflect the change in equity of an enterprise during a period from transactions and other events and circumstances from non-owner sources. This statement is effective for fiscal years beginning after December 15, 1997. The Company anticipates that the adoption of Statement No. 130 will result primarily in reporting the changes in unrealized gains and losses on investments in debt and equity securities in comprehensive income.

2.  SIGNIFICANT TRANSACTIONS

On April 14, 1997, the Company entered into an agreement in principle to transfer the Company's individual disability income under a 100% coinsurance agreement to Metropolitan Life Insurance Company. The coinsurance agreement became effective October 1, 1997. The transaction has resulted in the recognition of a $53.9 million pre-tax loss in the first quarter of 1997.

During the 4th quarter of 1997, SMAFCO contributed $40.6 million of additional paid in capital to the Company. The nature of the contribution was $19.2 million in cash and $21.4 million in other assets including Somerset Square, Inc.

Effective January 1, 1998, the Company entered into an agreement with Reinsurance Group of America, Inc. to reinsure the mortality risk on the universal life and variable universal life blocks of business. Management believes that this agreement will not have a material effect on the results of operations or financial position of the Company.

3.  INVESTMENTS

A.  SUMMARY OF INVESTMENTS

The Company accounts for its investments, all of which are classified as available-for-sale, in accordance with the provisions of SFAS No. 115.

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                                     1997
                                          ----------------------------------------------------------
                                                             GROSS           GROSS
DECEMBER 31,                               AMORTIZED      UNREALIZED      UNREALIZED        FAIR
(IN MILLIONS)                               COST (1)         GAINS          LOSSES          VALUE
----------------------------------------  ------------   -------------   -------------   -----------
U.S. Treasury securities and U.S.
 government and agency securities.......     $     6.3       $     .5        $     --      $     6.8
States and political subdivisions.......           2.8             .2              --            3.0
Foreign governments.....................          50.1            2.0              --           52.1
Corporate fixed maturities..............       1,147.5           58.7             3.3        1,202.9
Mortgage-backed securities..............         133.8            5.2             1.3          137.7
                                          ------------          -----           -----    -----------
Total fixed maturities
 available-for-sale.....................     $ 1,340.5       $   66.6        $    4.6      $ 1,402.5
                                          ------------          -----           -----    -----------
Equity securities.......................     $    34.4       $   19.9        $    0.3      $    54.0
                                          ------------          -----           -----    -----------
                                          ------------          -----           -----    -----------

                                                                     1996
                                          ----------------------------------------------------------
U.S. Treasury securities and U.S.
 government and agency securities.......     $    15.7       $    0.5        $    0.2      $    16.0
States and political subdivisions.......           8.9            1.6              --           10.5
Foreign governments.....................          53.2            2.9              --           56.1
Corporate fixed maturities..............       1,437.2           38.6             6.1        1,469.7
Mortgage-backed securities..............         145.2            2.2             1.7          145.7
                                          ------------          -----           -----    -----------
Total fixed maturities
 available-for-sale.....................     $ 1,660.2       $   45.8        $    8.0      $ 1,698.0
                                          ------------          -----           -----    -----------
Equity securities.......................     $    33.0       $   10.2        $    1.7      $    41.5
                                          ------------          -----           -----    -----------
                                          ------------          -----           -----    -----------

(1) Amortized cost for fixed maturities and cost for equity securities.

In connection with AFLIAC's voluntary withdrawal of its license in New York, AFLIAC agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 1997, the amortized cost and market value of these assets on deposit were $276.8 million and $291.7 million, respectively. At December 31, 1996, the amortized cost and market value of these assets on deposit were $284.9 million and $292.2 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $4.2 million were on deposit with various state and governmental authorities at December 31, 1997 and 1996.

There were no contractual fixed maturity investment commitments at December 31, 1997 and 1996, respectively.

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                                       1997
                                                              ----------------------
DECEMBER 31,                                                  AMORTIZED      FAIR
(IN MILLIONS)                                                    COST        VALUE
------------------------------------------------------------  ----------   ---------
Due in one year or less.....................................  $     63.0   $    63.5
Due after one year through five years.......................       328.8       343.9
Due after five years through ten years......................       649.5       679.9
Due after ten years.........................................       299.2       315.2
                                                              ----------   ---------
Total.......................................................  $  1,340.5   $ 1,402.5
                                                              ----------   ---------
                                                              ----------   ---------

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

                                                                PROCEEDS
                                                                  FROM
FOR THE YEARS ENDED DECEMBER 31,                               VOLUNTARY     GROSS      GROSS
(IN MILLIONS)                                                    SALES       GAINS     LOSSES
------------------------------------------------------------  ------------   ------   ---------
1997
Fixed maturities............................................  $     702.9    $ 11.4   $     5.0
Equity securities...........................................  $       1.3    $  0.5   $      --

1996
Fixed maturities............................................  $     496.6    $  4.3   $     8.3
Equity securities...........................................  $       1.5    $  0.4   $     0.1

Unrealized gains and losses on available-for-sale and other securities, are summarized as follows:

                                                                               EQUITY
                                                                             SECURITIES
FOR THE YEAR ENDED DECEMBER 31,                                  FIXED        AND OTHER
(IN MILLIONS)                                                  MATURITIES        (1)         TOTAL
------------------------------------------------------------  ------------   -----------   ---------
1997
Net appreciation, beginning of year.........................  $      12.7    $      7.8    $    20.5
Net appreciation on available-for-sale securities...........         24.3          12.5         36.8
Net depreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................         (9.8)           --         (9.8)
Provision for deferred federal income taxes.................         (5.1)         (3.9)        (9.0)
                                                                    -----         -----    ---------
                                                                      9.4           8.6         18.0
                                                                    -----         -----    ---------
Net appreciation, end of year...............................  $      22.1    $     16.4    $    38.5
                                                                    -----         -----    ---------
                                                                    -----         -----    ---------

(1) Includes net appreciation on other investments of $11.1 million in 1997, and $2.2 million in 1996.

                                                                              EQUITY
                                                                             SECURITIES
FOR THE YEAR ENDED DECEMBER 31, 1996                             FIXED       AND OTHER
(IN MILLIONS)                                                  MATURITIES       (1)        TOTAL
------------------------------------------------------------  ------------   ---------   ---------
Net appreciation, beginning of year.........................  $      20.4    $    3.4    $    23.8
Net (depreciation) appreciation on available-for-sale
 securities.................................................        (20.8)        6.7        (14.1)
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................          9.0          --          9.0
Benefit (provision) for deferred federal income taxes.......          4.1        (2.3)         1.8
                                                                   ------    ---------   ---------
                                                                     (7.7)        4.4         (3.3)
                                                                   ------    ---------   ---------
Net appreciation, end of year...............................  $      12.7    $    7.8    $    20.5
                                                                   ------    ---------   ---------
                                                                   ------    ---------   ---------

(1) Includes net appreciation on other investments of $11.1 million in 1997, and $2.2 million in 1996.

B.  MORTGAGE LOANS AND REAL ESTATE

AFLIAC's mortgage loans and real estate are diversified by property type and location. Real estate investments have been obtained primarily through foreclosure. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time the original loan is made.

The carrying values of mortgage loans and real estate investments net of applicable reserves were as follows:

DECEMBER 31
(IN MILLIONS)                                                  1997      1996
------------------------------------------------------------  -------   -------
Mortgage loans..............................................  $ 228.2   $ 221.6
Real estate:
  Held for sale.............................................     12.0      26.1
  Held for production of income.............................       --        --
                                                              -------   -------
    Total real estate.......................................  $  12.0   $  26.1
                                                              -------   -------
Total mortgage loans and real estate........................  $ 240.2   $ 247.7
                                                              -------   -------
                                                              -------   -------

Reserves for mortgage loans were $9.4 million and $9.5 million at December 31, 1997 and 1996, respectively.

During 1997, the Company committed to a plan to dispose of all real estate assets by the end of 1998. As a result, real estate assets with a carrying amount of $15.7 million were written down to the estimated fair value less cost to sell of $12.0 million, and a net realized investment loss of $3.7 million was recognized. Depreciation is not recorded on these assets while they are held for disposal.

There were no non-cash investing activities, including real estate acquired through foreclosure of mortgage loans, in 1997. During 1996, non-cash investing activities included real estate acquired through foreclosure of mortgage loans, which had a fair value of $0.9 million.

At December 31, 1997, contractual commitments to extend credit under commercial mortgage loan agreements amounted to approximately $18.7 million. These commitments generally expire within one year.

Mortgage loans and real estate investments comprised the following property types and geographic regions:

DECEMBER 31,
(IN MILLIONS)                                                  1997      1996
------------------------------------------------------------  -------   -------
Property type:
  Office building...........................................  $ 101.7   $  86.1
  Residential...............................................     19.3      39.0
  Retail....................................................     42.2      55.9
  Industrial/warehouse......................................     61.9      52.6
  Other.....................................................     24.5      25.3
  Valuation allowances......................................     (9.4)    (11.2)
                                                              -------   -------
Total.......................................................  $ 240.2   $ 247.7
                                                              -------   -------
                                                              -------   -------
Geographic region:
  South Atlantic............................................  $  68.7   $  72.9
  Pacific...................................................     56.6      37.0
  East North Central........................................     61.4      58.3
  Middle Atlantic...........................................     29.8      35.0
  West South Central........................................      6.9       5.7
  New England...............................................     12.4      21.9
  Other.....................................................     13.8      28.1
  Valuation allowances......................................     (9.4)    (11.2)
                                                              -------   -------
Total.......................................................  $ 240.2   $ 247.7
                                                              -------   -------
                                                              -------   -------

At December 31, 1997, scheduled mortgage loan maturities were as follows: 1998 -- $52.0 million; 1999 -- $17.1 million; 2000 -- $46.3 million; 2001 -- $7.0 million; 2002 -- $11.7 million; and $94.1 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 1997, the Company did not refinance any mortgage loans based on terms which differed from those granted to new borrowers.

C.  INVESTMENT VALUATION ALLOWANCES

Investment valuation allowances which have been deducted in arriving at investment carrying values as presented in the balance sheet and changes thereto are shown below.

                                                                                                   BALANCE
                                                               BALANCE                               AT
FOR THE YEAR ENDED DECEMBER 31,                                  AT                               DECEMBER
(IN MILLIONS)                                                 JANUARY 1   ADDITIONS   DEDUCTIONS     31
------------------------------------------------------------  ---------   ---------   ---------   ---------
1997
Mortgage loans..............................................  $    9.5    $    1.1    $    1.2    $    9.4
Real estate.................................................       1.7         3.7         5.4          --
                                                              ---------        ---         ---    ---------
    Total...................................................  $   11.2    $    4.8    $    6.6    $    9.4
                                                              ---------        ---         ---    ---------
                                                              ---------        ---         ---    ---------

1996
Mortgage loans..............................................  $   12.5    $    4.5    $    7.5    $    9.5
Real estate.................................................       2.1          --         0.4         1.7
                                                              ---------        ---         ---    ---------
    Total...................................................  $   14.6    $    4.5    $    7.9    $   11.2
                                                              ---------        ---         ---    ---------
                                                              ---------        ---         ---    ---------

Deductions of $5.4 million to the investment valuation allowance related to real estate in 1997 primarily reflect writedowns to the estimated fair value less cost to sell pursuant to the aforementioned 1997 plan of disposal.

The carrying value of impaired loans was $20.6 million and $21.5 million, with related reserves of $7.1 million and $7.3 million as of December 31, 1997 and 1996, respectively. All impaired loans were reserved as of December 31, 1997 and 1996.

The average carrying value of impaired loans was $19.8 million and $26.3 million, with related interest income while such loans were impaired of $2.2 million and $3.4 million as of December 31, 1997 and 1996, respectively.

D.  OTHER

At December 31, 1997, AFLIAC had no concentration of investments in a single investee exceeding 10% of shareholder's equity.

4.  INVESTMENT INCOME AND GAINS AND LOSSES

A.  NET INVESTMENT INCOME

The components of net investment income were as follows:

FOR THE YEAR ENDED DECEMBER 31
(IN MILLIONS)                                                  1997      1996
------------------------------------------------------------  -------   -------
Fixed maturities............................................  $ 130.0   $ 137.2
Mortgage loans..............................................     20.4      22.0
Equity securities...........................................      1.3       0.7
Policy loans................................................     10.8      10.2
Real estate.................................................      3.9       6.2
Other long-term investments.................................      1.0       0.8
Short-term investments......................................      1.4       1.4
                                                              -------   -------
Gross investment income.....................................    168.8     178.5
Less investment expenses....................................     (4.6)     (6.8)
                                                              -------   -------
Net investment income.......................................  $ 164.2   $ 171.7
                                                              -------   -------
                                                              -------   -------

At December 31, 1997, mortgage loans on non-accrual status were $2.8 million, which were all restructured loans. There were no fixed maturities on non-accrual status at December 31, 1997. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investment, had no impact in 1997, and reduced net income by $0.1 million in 1996.

The payment terms of mortgage loans may from time to time be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $21.1 million and $25.4 million at December 31, 1997 and 1996, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $1.9 million and $3.6 million in 1997 and 1996, respectively. Actual interest income on these loans included in net investment income aggregated $2.1 million and $2.2 million in 1997 and 1996, respectively.

There were no fixed maturities or mortgage loans which were non-income producing for the twelve months ended December 31, 1997.

B.  REALIZED INVESTMENT GAINS AND LOSSES

Realized gains (losses) on investments were as follows:

FOR THE YEAR ENDED DECEMBER 31
(IN MILLIONS)                                                  1997      1996
------------------------------------------------------------  -------   -------
Fixed maturities............................................  $   3.0   $  (3.3)
Mortgage loans..............................................     (1.1)     (3.2)
Equity securities...........................................      0.5       0.3
Real estate.................................................     (1.5)      2.5
Other.......................................................      2.0       0.1
                                                              -------   -------
Net realized investment losses..............................  $   2.9   $  (3.6)
                                                              -------   -------
                                                              -------   -------

5.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

SFAS No. 107, "Disclosures about Fair Value of Financial Instruments", requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans are limited to the lesser of the present value of the cash flows or book value.

REINSURANCE RECEIVABLES

The carrying amount of the reinsurance receivable for outstanding claims, losses and loss adjustment expenses reported in the balance sheet approximates fair value.

POLICY LOANS

The carrying amount reported in the balance sheet approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

INVESTMENT CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under investment type contracts are estimated based on current surrender values.

The estimated fair values of the financial instruments were as follows:

                                                                      1997                    1996
                                                              ---------------------   ---------------------
DECEMBER 31,                                                  CARRYING      FAIR      CARRYING      FAIR
(IN MILLIONS)                                                   VALUE       VALUE       VALUE       VALUE
------------------------------------------------------------  ---------   ---------   ---------   ---------
FINANCIAL ASSETS
  Cash and cash equivalents.................................  $    31.1   $    31.1   $    18.8   $    18.8
  Fixed maturities..........................................    1,402.5     1,402.5     1,698.0     1,698.0
  Equity securities.........................................       54.0        54.0        41.5        41.5
  Mortgage loans............................................      228.2       239.8       221.6       229.3
  Policy loans..............................................      140.1       140.1       131.7       131.7
  Reinsurance receivables...................................      251.1       251.1        72.5        72.5
                                                              ---------   ---------   ---------   ---------
                                                              $ 2,107.0   $ 2,118.6   $ 2,184.1   $ 2,191.8
                                                              ---------   ---------   ---------   ---------
                                                              ---------   ---------   ---------   ---------
FINANCIAL LIABILITIES
  Individual annuity contracts..............................      876.0       850.6       910.2       885.9
  Supplemental contracts without life contingencies.........       15.3        15.3        15.9        15.9
  Other individual contract deposit funds...................        0.3         0.3         0.3         0.3
                                                              ---------   ---------   ---------   ---------
                                                              $   891.6   $   866.2   $   926.4   $   902.1
                                                              ---------   ---------   ---------   ---------
                                                              ---------   ---------   ---------   ---------

6.  DEBT

In 1997 the Company incurred no debt. During 1996, the Company utilized repurchase agreements to finance certain investments.

Interest expense was $3.4 million in 1996, relating to the repurchase agreements, and is recorded in other operating expenses.

7.  FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of SFAS No. 109. A summary of the federal income tax expense (benefit) in the statement of income is shown below:

FOR THE YEAR ENDED DECEMBER 31,
(IN MILLIONS)                                                  1997      1996
------------------------------------------------------------  -------   -------
Federal income tax expense (benefit)
  Current...................................................  $  13.9   $  26.9
  Deferred..................................................      7.1      (9.8)
                                                              -------   -------
Total.......................................................  $  21.0   $  17.1
                                                              -------   -------
                                                              -------   -------

The provision for federal income taxes does not materially differ from the amount of federal income tax determined by applying the appropriate U.S. statutory income tax rate to income before federal income taxes. The deferred tax (assets) liabilities are comprised of the following at December 31, 1997:

DECEMBER 31,
(IN MILLIONS)                                                  1997      1996
------------------------------------------------------------  -------   -------
Deferred tax (assets) liabilitie
  Loss reserves.............................................  $(175.8)  $(137.0)
  Deferred acquisition costs................................    226.4     186.9
  Investments, net..........................................     27.0      14.2
  Bad debt reserve..........................................     (2.0)     (1.1)
  Other, net................................................      0.3      (2.8)
                                                              -------   -------
  Deferred tax liability, net...............................  $  75.9   $  60.2
                                                              -------   -------
                                                              -------   -------

Gross deferred income tax liabilities totaled $253.7 million and $201.1 million at December 31, 1997 and 1996. Gross deferred income tax assets totaled $177.8 million and $140.9 at December 31, 1997 and 1996.

Management believes, based on the Company's recent earnings history and its future expectations, that the Company's taxable income in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, management considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary.

The Company's federal income tax returns are routinely audited by the IRS, and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the life-nonlife consolidated group's federal income tax returns through 1991. The Company is currently considering its response to certain adjustments proposed by the IRS with respect to the life-nonlife consolidated group's federal income tax returns for 1989, 1990, and 1991. In management's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

8.  RELATED PARTY TRANSACTIONS

The Company has no employees of its own, but has agreements under which FAFLIC provides management, space and other services, including accounting, electronic data processing, human resources, legal and other staff functions. Charges for these services are based on full cost including all direct and indirect overhead costs, and amounted to $124.1 million and $112.4 million in 1997 and 1996. The net amounts payable to

FAFLIC and affiliates for accrued expenses and various other liabilities and receivables were $15.0 million and $13.3 million at December 31, 1997 and 1996.

9.  DIVIDEND RESTRICTIONS

Delaware has enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of the Company.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance.

At January 1, 1998, AFLIAC could pay dividends of $33.9 million to FAFLIC without prior approval.

10.  REINSURANCE

In the normal course of business, the Company seeks to reduce the loss that may arise from events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of SFAS No. 113.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

The effects of reinsurance were as follows:

FOR THE YEAR ENDED DECEMBER 31
(IN MILLIONS)                                                  1997      1996
------------------------------------------------------------  -------   -------
Insurance premiums:
  Direct....................................................  $  48.8   $  53.3
  Assumed...................................................      2.6       3.1
  Ceded.....................................................    (28.6)    (23.7)
                                                              -------   -------
Net premiums................................................  $  22.8   $  32.7
                                                              -------   -------
                                                              -------   -------
Insurance and other individual policy benefits, claims,
 losses and loss adjustment expenses:
  Direct....................................................  $ 226.0   $ 206.4
  Assumed...................................................      4.2       4.5
  Ceded.....................................................    (42.4)    (18.3)
                                                              -------   -------
Net policy benefits, claims, losses and loss adjustment
 expenses...................................................  $ 187.8   $ 192.6
                                                              -------   -------
                                                              -------   -------

11.  DEFERRED POLICY ACQUISITION EXPENSES

The following reflects the changes to the deferred policy acquisition asset:

FOR THE YEAR ENDED DECEMBER 31
(IN MILLIONS)                                                  1997      1996
------------------------------------------------------------  -------   -------
Balance at beginning of year................................  $ 632.7   $ 555.7
  Acquisition expenses deferred.............................    184.1     116.6
  Amortized to expense during the year......................    (53.0)    (49.9)
  Adjustment to equity during the year......................    (10.2)     10.3
  Adjustment for cession of disability income insurance.....    (38.6)       --
  Adjustment for revision of universal life and variable
    universal life insurance mortality assumptions..........     50.3        --
                                                              -------   -------
Balance at end of year......................................  $ 765.3   $ 632.7
                                                              -------   -------
                                                              -------   -------

On October 1, 1997, the Company revised the mortality assumptions for universal life and variable universal life product lines. These revisions resulted in a $50.3 million recapitalization of deferred policy acquisition costs.

12.  LIABILITIES FOR INDIVIDUAL ACCIDENT AND HEALTH BENEFITS

The Company regularly updates its estimates of liabilities for future policy benefits and outstanding claims, losses and loss adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims. Changes in prior estimates are reflected in results of operations in the year such changes are determined to be needed and recorded.

The liability for future policy benefits and outstanding claims, losses and loss adjustment expenses related to the Company's accident and health business was $219.9 million and $226.2 million at December 31, 1997 and 1996. Accident and health claim liabilities have been re-estimated for all prior years and were increased by $-0- million in 1997 and $3.2 million in 1996. Due to the reinsurance agreement whereby the Company has ceded substantially all of its accident and health business to the Metropolitan, management believes that no material adverse development of losses will occur. However, the amount of the liabilities could be revised in the near term if the estimates are revised.

13.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

In July 1997, a lawsuit was instituted in Louisiana against Allmerica Financial Corp. and certain of its subsidiaries by individual plaintiffs alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation and related claims in the sale of life insurance policies. In October 1997, plaintiffs voluntarily dismissed the Louisiana suit and refiled the action in Federal District Court in Worcester, Massachusetts. The plaintiffs seek to be certified as a class. The case is in the early stages of discovery and the Company is evaluating the claims. Although the Company believes it has meritorious defenses to plaintiffs' claims, there can be no assurance that the claims will be resolved on a basis which is satisfactory to the Company.

The Company has been named a defendant in various legal proceedings arising in the normal course of business. In the opinion of management, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's financial statements. However, liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

YEAR 2000

The Year 2000 Issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices, or engage in similar normal business activities. Although the Company does not believe that there is a material contingency associated with the Year 2000 project, there can be no assurance that exposure for material contingencies will not arise.

14.  STATUTORY FINANCIAL INFORMATION

The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with generally accepted accounting principles for stock life insurance companies primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable. Statutory net income and surplus are as follows:

(IN MILLIONS)                                                  1997      1996
------------------------------------------------------------  -------   -------
Statutory net income........................................  $  31.5   $   5.4
Statutory Surplus...........................................  $ 307.1   $ 234.0
                                                              -------   -------
                                                              -------   -------

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Allmerica Financial Life Insurance and Annuity Company and Policyholders of the VEL Account of Allmerica Financial Life Insurance and Annuity Company

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts (Growth, Investment Grade Income, Money Market, Equity Index, Government Bond, Select Aggressive Growth, Select Growth, Select Growth and Income, Select Value Opportunity, Select International Equity, Select Capital Appreciation, Fidelity VIP Money Market, Fidelity VIP High Income, Fidelity VIP Equity-Income, Fidelity VIP Growth, Fidelity VIP Overseas, Fidelity VIP II Asset Manager, T. Rowe Price International Stock, and DGPF International Equity) constituting the VEL Account of Allmerica Financial Life Insurance and Annuity Company at December 31, 1997, the results of each of their operations and the changes in each of their net assets for the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Allmerica Financial Life Insurance and Annuity Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 1997 by correspondence with the Funds, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

PRICE WATERHOUSE LLP
Boston, Massachusetts

March 25, 1998

                                  VEL ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997

                                                            INVESTMENT                                    GOVERNMENT
                                                GROWTH     GRADE INCOME   MONEY MARKET   EQUITY INDEX        BOND
                                              -----------  ------------   ------------   -------------   ------------
ASSETS (NOTES 3 AND 6):
Investments in shares of Allmerica
  Investment Trust..........................  $50,649,579   $9,269,208     $7,320,412     $ 20,572,757    $1,992,410
Investments in shares of Fidelity Variable
  Insurance Products Funds (VIP)............           --           --             --               --            --
Investment in shares of T. Rowe Price
  International Series, Inc.................           --           --             --               --            --
Investment in shares of Delaware Group
  Premium Fund, Inc.........................           --           --             --               --            --
Receivable from Allmerica Financial Life
  Insurance and Annuity Company (Sponsor)...           --           --             26               --            --
                                              -----------  ------------   ------------   -------------   ------------
  Total assets..............................   50,649,579    9,269,208      7,320,438       20,572,757     1,992,410

LIABILITIES:                                           --           --             --               --            --
                                              -----------  ------------   ------------   -------------   ------------
  Net assets................................  $50,649,579   $9,269,208     $7,320,438     $ 20,572,757    $1,992,410
                                              -----------  ------------   ------------   -------------   ------------
                                              -----------  ------------   ------------   -------------   ------------

Net asset distribution by category:
  VEL '87 and VEL '91 Series variable life
    policies................................  $49,347,949   $8,950,536     $6,917,641     $ 19,452,101    $1,869,696
  VEL Plus Series variable life policies....    1,301,630      318,672        402,797        1,120,656       122,714
                                              -----------  ------------   ------------   -------------   ------------
                                              $50,649,579   $9,269,208     $7,320,438     $ 20,572,757    $1,992,410
                                              -----------  ------------   ------------   -------------   ------------
                                              -----------  ------------   ------------   -------------   ------------

Units outstanding and net asset value per
  unit:
  VEL '87 and VEL '91 Series:
    Units outstanding, December 31, 1997....   10,467,553    4,068,936      4,303,822        5,730,292     1,343,819
    Net asset value per unit, December 31,
      1997..................................  $  4.714373   $ 2.199724     $ 1.607325     $   3.394609    $ 1.391330
  VEL Plus Series:
    Units outstanding, December 31, 1997....      274,617      144,089        249,253          328,358        87,724
    Net asset value per unit, December 31,
      1997..................................  $  4.739816   $ 2.211628     $ 1.616015     $   3.412904    $ 1.398864

                                                SELECT                        SELECT                          SELECT

                                              AGGRESSIVE      SELECT          GROWTH       SELECT VALUE    INTERNATIONAL

                                                GROWTH        GROWTH        AND INCOME     OPPORTUNITY**      EQUITY

                                              -----------  -------------   -------------   -------------   -------------

ASSETS (NOTES 3 AND 6):
Investments in shares of Allmerica
  Investment Trust..........................  $23,558,282   $13,132,732     $11,166,631      $9,218,742     $9,303,861

Investments in shares of Fidelity Variable
  Insurance Products Funds (VIP)............           --            --              --              --             --

Investment in shares of T. Rowe Price
  International Series, Inc.................           --            --              --              --             --

Investment in shares of Delaware Group
  Premium Fund, Inc.........................           --            --              --              --             --

Receivable from Allmerica Financial Life
  Insurance and Annuity Company (Sponsor)...           --            --              --              --             --

                                              -----------  -------------   -------------   -------------   -------------

  Total assets..............................   23,558,282    13,132,732      11,166,631       9,218,742      9,303,861

LIABILITIES:                                           --            --              --              --             --

                                              -----------  -------------   -------------   -------------   -------------

  Net assets................................  $23,558,282   $13,132,732     $11,166,631      $9,218,742     $9,303,861

                                              -----------  -------------   -------------   -------------   -------------

                                              -----------  -------------   -------------   -------------   -------------

Net asset distribution by category:
  VEL '87 and VEL '91 Series variable life
    policies................................  $21,453,643   $12,369,326     $10,819,516      $8,241,899     $8,439,173

  VEL Plus Series variable life policies....    2,104,639       763,406         347,115         976,843        864,688

                                              -----------  -------------   -------------   -------------   -------------

                                              $23,558,282   $13,132,732     $11,166,631      $9,218,742     $9,303,861

                                              -----------  -------------   -------------   -------------   -------------

                                              -----------  -------------   -------------   -------------   -------------

Units outstanding and net asset value per
  unit:
  VEL '87 and VEL '91 Series:
    Units outstanding, December 31, 1997....    9,031,162     6,028,345       5,292,099       4,178,127      5,919,838

    Net asset value per unit, December 31,
      1997..................................  $  2.375513   $  2.051861     $  2.044466      $ 1.972630     $ 1.425575

  VEL Plus Series:
    Units outstanding, December 31, 1997....      881,232       370,066         168,871         492,549        603,305

    Net asset value per unit, December 31,
      1997..................................  $  2.388292   $  2.062891     $  2.055514      $ 1.983246     $ 1.433251


** Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 1997

                                              SELECT CAPITAL   FIDELITY VIP   FIDELITY VIP   FIDELITY VIP    FIDELITY VIP
                                               APPRECIATION    MONEY MARKET   HIGH INCOME    EQUITY-INCOME      GROWTH
                                              --------------   ------------   ------------   -------------   ------------
ASSETS (NOTES 3 AND 6):
Investments in shares of Allmerica
  Investment Trust..........................    $4,917,638      $       --    $         --    $        --    $         --
Investments in shares of Fidelity Variable
  Insurance Products Funds (VIP)............            --       2,119,922      12,322,252     69,120,551      66,740,311
Investment in shares of T. Rowe Price
  International Series, Inc.................            --              --              --             --              --
Investment in shares of Delaware Group
  Premium Fund, Inc.........................            --              --              --             --              --
Receivable from Allmerica Financial Life
  Insurance
  and Annuity Company (Sponsor).............            --              --              --             --              --
                                              --------------   ------------   ------------   -------------   ------------
  Total assets..............................     4,917,638       2,119,922      12,322,252     69,120,551      66,740,311

LIABILITIES:                                            --              --              --             --              --
                                              --------------   ------------   ------------   -------------   ------------
  Net assets................................    $4,917,638      $2,119,922    $ 12,322,252    $69,120,551    $ 66,740,311
                                              --------------   ------------   ------------   -------------   ------------
                                              --------------   ------------   ------------   -------------   ------------

Net asset distribution by category:
  VEL '87 and VEL '91 Series variable life
    policies................................    $4,358,373      $2,119,922    $ 11,670,426    $65,102,882    $ 63,966,551
  VEL Plus Series variable life policies....       559,265              --         651,826      4,017,669       2,773,760
                                              --------------   ------------   ------------   -------------   ------------
                                                $4,917,638      $2,119,922    $ 12,322,252    $69,120,551    $ 66,740,311
                                              --------------   ------------   ------------   -------------   ------------
                                              --------------   ------------   ------------   -------------   ------------

Units outstanding and net asset value per
  unit:
  VEL '87 and VEL '91 Series:
    Units outstanding, December 31, 1997....     2,572,738       1,302,443       3,781,578     14,164,292      12,966,538
    Net asset value per unit, December 31,
      1997..................................    $ 1.694060      $ 1.627650    $   3.086126    $  4.596268    $   4.933202
  VEL Plus Series:
    Units outstanding, December 31, 1997....       328,362              --         210,076        869,419         559,251
    Net asset value per unit, December 31,
      1997..................................    $ 1.703200      $       --    $   3.102813    $  4.621097    $   4.959777

                                              FIDELITY VIP   FIDELITY VIP II      T. ROWE PRICE      DGPF INTERNATIONAL

                                                OVERSEAS      ASSET MANAGER    INTERNATIONAL STOCK         EQUITY

                                              ------------   ---------------   -------------------   ------------------

ASSETS (NOTES 3 AND 6):
Investments in shares of Allmerica
  Investment Trust..........................  $         --     $       --          $       --            $       --

Investments in shares of Fidelity Variable
  Insurance Products Funds (VIP)............    17,967,615      1,736,609                  --                    --

Investment in shares of T. Rowe Price
  International Series, Inc.................            --             --           3,346,147                    --

Investment in shares of Delaware Group
  Premium Fund, Inc.........................            --             --                  --             5,869,679

Receivable from Allmerica Financial Life
  Insurance
  and Annuity Company (Sponsor).............            --             --                  --                    --

                                              ------------   ---------------   -------------------   ------------------

  Total assets..............................    17,967,615      1,736,609           3,346,147             5,869,679

LIABILITIES:                                            --             --                  --                    --

                                              ------------   ---------------   -------------------   ------------------

  Net assets................................  $ 17,967,615     $1,736,609          $3,346,147            $5,869,679

                                              ------------   ---------------   -------------------   ------------------

                                              ------------   ---------------   -------------------   ------------------

Net asset distribution by category:
  VEL '87 and VEL '91 Series variable life
    policies................................  $ 17,318,052     $1,414,225          $3,113,863            $5,433,630

  VEL Plus Series variable life policies....       649,563        322,384             232,284               436,049

                                              ------------   ---------------   -------------------   ------------------

                                              $ 17,967,615     $1,736,609          $3,346,147            $5,869,679

                                              ------------   ---------------   -------------------   ------------------

                                              ------------   ---------------   -------------------   ------------------

Units outstanding and net asset value per
  unit:
  VEL '87 and VEL '91 Series:
    Units outstanding, December 31, 1997....     7,152,103        908,299           2,545,986             3,307,729

    Net asset value per unit, December 31,
      1997..................................  $   2.421393     $ 1.557004          $ 1.223048            $ 1.642707

  VEL Plus Series:
    Units outstanding, December 31, 1997....       266,819        205,942             188,903               264,020

    Net asset value per unit, December 31,
      1997..................................  $   2.434472     $ 1.565415          $ 1.229647            $ 1.651579


   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
                            STATEMENTS OF OPERATIONS

                                            GROWTH                       INVESTMENT GRADE INCOME
                                      FOR THE YEAR ENDED                    FOR THE YEAR ENDED
                                         DECEMBER 31,                          DECEMBER 31,
                             -------------------------------------  ----------------------------------
                                1997         1996         1995        1997        1996        1995
                             -----------  -----------  -----------  ---------  ----------  -----------
INVESTMENT INCOME:
  Dividends................. $   683,187  $   786,603  $   716,306  $ 592,446  $  634,850  $   598,145

EXPENSES (NOTE 4):
  Mortality and expense risk
    fees....................     423,602      345,030      276,867     82,739      87,871       80,882
                             -----------  -----------  -----------  ---------  ----------  -----------
  Net investment income
    (loss)..................     259,585      441,573      439,439    509,707     546,979      517,263
                             -----------  -----------  -----------  ---------  ----------  -----------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors......   8,215,255    3,716,918    2,681,990         --          --           --
  Net realized gain (loss)
    from sales of
    investments.............     800,189      603,156      114,997     16,779        (181)      (8,055)
                             -----------  -----------  -----------  ---------  ----------  -----------
    Net realized gain
      (loss)................   9,015,444    4,320,074    2,796,987     16,779        (181)      (8,055)
  Net unrealized gain
    (loss)..................     592,925    1,960,758    5,074,547    225,179    (291,424)     867,289
                             -----------  -----------  -----------  ---------  ----------  -----------

    Net realized and
      unrealized gain
      (loss)................   9,608,369    6,280,832    7,871,534    241,958    (291,605)     859,234
                             -----------  -----------  -----------  ---------  ----------  -----------
    Net increase in net
      assets from
      operations............ $ 9,867,954  $ 6,722,405  $ 8,310,973  $ 751,665  $  255,374  $ 1,376,497
                             -----------  -----------  -----------  ---------  ----------  -----------
                             -----------  -----------  -----------  ---------  ----------  -----------

                                      MONEY MARKET                         EQUITY INDEX
                                   FOR THE YEAR ENDED                   FOR THE YEAR ENDED
                                      DECEMBER 31,                         DECEMBER 31,
                             -------------------------------  --------------------------------------
                               1997       1996       1995        1997          1996         1995
                             ---------  ---------  ---------  -----------  ------------  -----------
INVESTMENT INCOME:
  Dividends................. $ 417,826  $ 355,812  $ 340,880  $   228,820  $    315,571  $   161,071
EXPENSES (NOTE 4):
  Mortality and expense risk
    fees....................    69,497     61,058     54,030      156,372       167,515      168,665
                             ---------  ---------  ---------  -----------  ------------  -----------
  Net investment income
    (loss)..................   348,329    294,754    286,850       72,448       148,056       (7,594)
                             ---------  ---------  ---------  -----------  ------------  -----------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors......        --         --         --      556,659       204,788    1,455,547
  Net realized gain (loss)
    from sales of
    investments.............        --         --         --    1,026,548     4,187,907       98,943
                             ---------  ---------  ---------  -----------  ------------  -----------
    Net realized gain
      (loss)................        --         --         --    1,583,207     4,392,695    1,554,490
  Net unrealized gain
    (loss)..................        --         --         --    2,946,018    (1,586,677)   3,975,325
                             ---------  ---------  ---------  -----------  ------------  -----------
    Net realized and
      unrealized gain
      (loss)................        --         --         --    4,529,225     2,806,018    5,529,815
                             ---------  ---------  ---------  -----------  ------------  -----------
    Net increase in net
      assets from
      operations............ $ 348,329  $ 294,754  $ 286,850  $ 4,601,673  $  2,954,074  $ 5,522,221
                             ---------  ---------  ---------  -----------  ------------  -----------
                             ---------  ---------  ---------  -----------  ------------  -----------

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                     GOVERNMENT BOND                SELECT AGGRESSIVE GROWTH
                                   FOR THE YEAR ENDED                  FOR THE YEAR ENDED
                                      DECEMBER 31,                        DECEMBER 31,
                             -------------------------------  -------------------------------------
                               1997       1996       1995        1997         1996         1995
                             ---------  ---------  ---------  -----------  -----------  -----------
INVESTMENT INCOME:
  Dividends................. $ 112,464  $ 112,649  $ 122,508  $        --  $        --  $        --

EXPENSES (NOTE 4):
  Mortality and expense risk
    fees....................    17,177     17,338     18,980      187,689      149,550      107,755
                             ---------  ---------  ---------  -----------  -----------  -----------
  Net investment income
    (loss)..................    95,287     95,311    103,528     (187,689)    (149,550)    (107,755)
                             ---------  ---------  ---------  -----------  -----------  -----------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors......        --         --         --    1,862,473    1,307,228           --
  Net realized gain (loss)
    from sales of
    investments.............    (6,237)   (10,826)   (27,790)     661,702    1,036,112      110,726
                             ---------  ---------  ---------  -----------  -----------  -----------
    Net realized gain
      (loss)................    (6,237)   (10,826)   (27,790)   2,524,175    2,343,340      110,726
  Net unrealized gain
    (loss)..................    25,622    (37,905)   162,592    1,162,100      385,516    3,205,669
                             ---------  ---------  ---------  -----------  -----------  -----------

    Net realized and
      unrealized gain
      (loss)................    19,385    (48,731)   134,802    3,686,275    2,728,856    3,316,395
                             ---------  ---------  ---------  -----------  -----------  -----------
    Net increase in net
      assets from
      operations............ $ 114,672  $  46,580  $ 238,330  $ 3,498,586  $ 2,579,306  $ 3,208,640
                             ---------  ---------  ---------  -----------  -----------  -----------
                             ---------  ---------  ---------  -----------  -----------  -----------

                                         SELECT GROWTH                    SELECT GROWTH AND INCOME
                                      FOR THE YEAR ENDED                     FOR THE YEAR ENDED
                                         DECEMBER 31,                           DECEMBER 31,
                             -------------------------------------  -------------------------------------
                                1997         1996         1995         1997         1996         1995
                             -----------  -----------  -----------  -----------  -----------  -----------
INVESTMENT INCOME:
  Dividends................. $    37,821  $    23,659  $       909  $   130,921  $   105,544  $    89,511
EXPENSES (NOTE 4):
  Mortality and expense risk
    fees....................      96,204       63,265       50,997       90,003       66,237       48,963
                             -----------  -----------  -----------  -----------  -----------  -----------
  Net investment income
    (loss)..................     (58,383)     (39,606)     (50,088)      40,918       39,307       40,548
                             -----------  -----------  -----------  -----------  -----------  -----------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors......     677,736    1,131,336           --      964,158      607,726      242,671
  Net realized gain (loss)
    from sales of
    investments.............     227,315      444,292       67,387      251,158      195,278       68,712
                             -----------  -----------  -----------  -----------  -----------  -----------
    Net realized gain
      (loss)................     905,051    1,575,628       67,387    1,215,316      803,004      311,383
  Net unrealized gain
    (loss)..................   2,154,291     (203,667)   1,114,016      660,971      506,567    1,034,046
                             -----------  -----------  -----------  -----------  -----------  -----------
    Net realized and
      unrealized gain
      (loss)................   3,059,342    1,371,961    1,181,403    1,876,287    1,309,571    1,345,429
                             -----------  -----------  -----------  -----------  -----------  -----------
    Net increase in net
      assets from
      operations............ $ 3,000,959  $ 1,332,355  $ 1,131,315  $ 1,917,205  $ 1,348,878  $ 1,385,977
                             -----------  -----------  -----------  -----------  -----------  -----------
                             -----------  -----------  -----------  -----------  -----------  -----------

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                 SELECT VALUE OPPORTUNITY**         SELECT INTERNATIONAL EQUITY
                                     FOR THE YEAR ENDED                 FOR THE YEAR ENDED
                                        DECEMBER 31,                       DECEMBER 31,
                             -----------------------------------  -------------------------------
                                1997         1996        1995       1997       1996       1995
                             -----------  -----------  ---------  ---------  ---------  ---------
INVESTMENT INCOME:
  Dividends................. $    50,552  $    37,163  $  26,084  $ 211,007  $ 111,801  $  20,488

EXPENSES (NOTE 4):
  Mortality and expense risk
    fees....................      64,824       39,343     28,223     71,279     34,090     11,453
                             -----------  -----------  ---------  ---------  ---------  ---------
  Net investment income
    (loss)..................     (14,272)      (2,180)    (2,139)   139,728     77,711      9,035
                             -----------  -----------  ---------  ---------  ---------  ---------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors......   1,219,528      235,932     97,668    292,738     13,112      7,973
  Net realized gain (loss)
    from sales of
    investments.............     414,908      216,241     35,178    163,180     99,532      3,984
                             -----------  -----------  ---------  ---------  ---------  ---------
    Net realized gain
      (loss)................   1,634,436      452,173    132,846    455,918    112,644     11,957
  Net unrealized gain
    (loss)..................     (31,480)     612,764    350,342   (332,962)   624,842    187,492
                             -----------  -----------  ---------  ---------  ---------  ---------

    Net realized and
      unrealized gain
      (loss)................   1,602,956    1,064,937    483,188    122,956    737,486    199,449
                             -----------  -----------  ---------  ---------  ---------  ---------
    Net increase in net
      assets from
      operations............ $ 1,588,684  $ 1,062,757  $ 481,049  $ 262,684  $ 815,197  $ 208,484
                             -----------  -----------  ---------  ---------  ---------  ---------
                             -----------  -----------  ---------  ---------  ---------  ---------

                                    SELECT CAPITAL APPRECIATION           FIDELITY VIP MONEY MARKET
                             FOR THE YEAR ENDED                               FOR THE YEAR ENDED
                                DECEMBER 31,         FOR THE PERIOD              DECEMBER 31,
                             -------------------      4/28/95* TO       ------------------------------
                               1997       1996          12/31/95          1997       1996      1995
                             ---------  --------  --------------------  ---------  --------  ---------
INVESTMENT INCOME:
  Dividends................. $      --  $     --        $ 24,495        $ 134,142  $120,292  $ 156,906
EXPENSES (NOTE 4):
  Mortality and expense risk
    fees....................    38,200    24,307           3,057           22,756    20,908     24,582
                             ---------  --------        --------        ---------  --------  ---------
  Net investment income
    (loss)..................   (38,200)  (24,307)         21,438          111,386    99,384    132,324
                             ---------  --------        --------        ---------  --------  ---------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors......        --     9,311              --               --        --         --
  Net realized gain (loss)
    from sales of
    investments.............    60,995    29,698           1,577               --        --         --
                             ---------  --------        --------        ---------  --------  ---------
    Net realized gain
      (loss)................    60,995    39,009           1,577               --        --         --
  Net unrealized gain
    (loss)..................   560,718    42,479         106,054               --        --         --
                             ---------  --------        --------        ---------  --------  ---------
    Net realized and
      unrealized gain
      (loss)................   621,713    81,488         107,631               --        --         --
                             ---------  --------        --------        ---------  --------  ---------
    Net increase in net
      assets from
      operations............ $ 583,513  $ 57,181        $129,069        $ 111,386  $ 99,384  $ 132,324
                             ---------  --------        --------        ---------  --------  ---------
                             ---------  --------        --------        ---------  --------  ---------

* Date of initial investment.

** Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                   FIDELITY VIP HIGH INCOME               FIDELITY VIP EQUITY-INCOME
                                      FOR THE YEAR ENDED                      FOR THE YEAR ENDED
                                         DECEMBER 31,                            DECEMBER 31,
                             -------------------------------------  --------------------------------------
                                1997         1996         1995          1997         1996         1995
                             -----------  -----------  -----------  ------------  ----------  ------------
INVESTMENT INCOME:
  Dividends................. $   767,218  $   730,331  $   527,909  $    981,785  $   80,368  $  1,036,739

EXPENSES (NOTE 4):
  Mortality and expense risk
    fees....................     101,942       90,412       75,188       566,813     486,502       395,590
                             -----------  -----------  -----------  ------------  ----------  ------------
  Net investment income
    (loss)..................     665,276      639,919      452,721       414,972    (406,134)      641,149
                             -----------  -----------  -----------  ------------  ----------  ------------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors......      94,825      142,891           --     4,936,197   2,303,888     1,849,940
  Net realized gain (loss)
    from sales of
    investments.............     507,660      403,489       65,770     2,055,889   1,285,708       359,460
                             -----------  -----------  -----------  ------------  ----------  ------------
    Net realized gain
      (loss)................     602,485      546,380       65,770     6,992,086   3,589,596     2,209,400
  Net unrealized gain
    (loss)..................     492,547       49,497      936,558     7,687,046   3,673,472     9,834,460
                             -----------  -----------  -----------  ------------  ----------  ------------

    Net realized and
      unrealized gain
      (loss)................   1,095,032      595,877    1,002,328    14,679,132   7,263,068    12,043,860
                             -----------  -----------  -----------  ------------  ----------  ------------
    Net increase in net
      assets from
      operations............ $ 1,760,308  $ 1,235,796  $ 1,455,049  $ 15,094,104  $6,856,934  $ 12,685,009
                             -----------  -----------  -----------  ------------  ----------  ------------
                             -----------  -----------  -----------  ------------  ----------  ------------

                                       FIDELITY VIP GROWTH                    FIDELITY VIP OVERSEAS
                                       FOR THE YEAR ENDED                      FOR THE YEAR ENDED
                                          DECEMBER 31,                            DECEMBER 31,
                             ---------------------------------------  -------------------------------------
                                 1997         1996          1995         1997         1996         1995
                             ------------  -----------  ------------  -----------  -----------  -----------
INVESTMENT INCOME:
  Dividends................. $    396,280  $   132,932  $    210,037  $   314,599  $   212,526  $    64,869
EXPENSES (NOTE 4):
  Mortality and expense risk
    fees....................      565,772      509,772       424,764      164,466      167,042      159,261
                             ------------  -----------  ------------  -----------  -----------  -----------
  Net investment income
    (loss)..................     (169,492)    (376,840)     (214,727)     150,133       45,484      (94,392)
                             ------------  -----------  ------------  -----------  -----------  -----------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors......    1,773,823    3,641,885            --    1,248,863      233,778       64,869
  Net realized gain (loss)
    from sales of
    investments.............    2,849,100    1,452,352       789,394      963,884      749,908      304,440
                             ------------  -----------  ------------  -----------  -----------  -----------
    Net realized gain
      (loss)................    4,622,923    5,094,237       789,394    2,212,747      983,686      369,309
  Net unrealized gain
    (loss)..................    8,211,480    2,500,114    12,592,041     (508,913)   1,102,752    1,219,736
                             ------------  -----------  ------------  -----------  -----------  -----------
    Net realized and
      unrealized gain
      (loss)................   12,834,403    7,594,351    13,381,435    1,703,834    2,086,438    1,589,045
                             ------------  -----------  ------------  -----------  -----------  -----------
    Net increase in net
      assets from
      operations............ $ 12,664,911  $ 7,217,511  $ 13,166,708  $ 1,853,967  $ 2,131,922  $ 1,494,653
                             ------------  -----------  ------------  -----------  -----------  -----------
                             ------------  -----------  ------------  -----------  -----------  -----------

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                              FIDELITY VIP II ASSET MANAGER        T. ROWE PRICE INTERNATIONAL STOCK
                                   FOR THE YEAR ENDED          FOR THE YEAR ENDED
                                      DECEMBER 31,                DECEMBER 31,          FOR THE PERIOD
                             -------------------------------  ---------------------      6/23/95* TO
                               1997       1996       1995        1997       1996           12/31/95
                             ---------  ---------  ---------  ----------  ---------  --------------------
INVESTMENT INCOME:
  Dividends................. $  44,294  $  44,029  $  21,513  $   30,749  $  20,250        $    --

EXPENSES (NOTE 4):
  Mortality and expense risk
    fees....................    13,409     11,226     10,599      26,527     11,039          1,301
                             ---------  ---------  ---------  ----------  ---------        -------
  Net investment income
    (loss)..................    30,885     32,803     10,914       4,222      9,211         (1,301)
                             ---------  ---------  ---------  ----------  ---------        -------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON
  INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors......   111,110     36,304         --      43,561     11,344             --
  Net realized gain (loss)
    from sales of
    investments.............    24,571     48,794     13,540     164,337     34,883            (98)
                             ---------  ---------  ---------  ----------  ---------        -------
    Net realized gain
     (loss).................   135,681     85,098     13,540     207,898     46,227            (98)
  Net unrealized gain
    (loss)..................   110,859     41,554    154,558    (172,676)   103,877         15,909
                             ---------  ---------  ---------  ----------  ---------        -------

    Net realized and
     unrealized gain
     (loss).................   246,540    126,652    168,098      35,222    150,104         15,811
                             ---------  ---------  ---------  ----------  ---------        -------
    Net increase in net
     assets from
     operations............. $ 277,425  $ 159,455  $ 179,012  $   39,444  $ 159,315        $14,510
                             ---------  ---------  ---------  ----------  ---------        -------
                             ---------  ---------  ---------  ----------  ---------        -------

                                DGPF INTERNATIONAL EQUITY
                                   FOR THE YEAR ENDED
                                      DECEMBER 31,
                             -------------------------------
                               1997       1996       1995
                             ---------  ---------  ---------
INVESTMENT INCOME:
  Dividends................. $ 175,825  $ 119,918  $  55,082
EXPENSES (NOTE 4):
  Mortality and expense risk
    fees....................    49,946     36,315     28,475
                             ---------  ---------  ---------
  Net investment income
    (loss)..................   125,879     83,603     26,607
                             ---------  ---------  ---------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON
  INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors......        --     32,264     20,656
  Net realized gain (loss)
    from sales of
    investments.............   276,622    113,363     18,892
                             ---------  ---------  ---------
    Net realized gain
     (loss).................   276,622    145,627     39,548
  Net unrealized gain
    (loss)..................  (127,979)   490,548    320,817
                             ---------  ---------  ---------
    Net realized and
     unrealized gain
     (loss).................   148,643    636,175    360,365
                             ---------  ---------  ---------
    Net increase in net
     assets from
     operations............. $ 274,522  $ 719,778  $ 386,972
                             ---------  ---------  ---------
                             ---------  ---------  ---------

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
                      STATEMENTS OF CHANGES IN NET ASSETS

                                              GROWTH                          INVESTMENT GRADE INCOME
                                            YEAR ENDED                               YEAR ENDED
                                           DECEMBER 31,                             DECEMBER 31,
                             ----------------------------------------  --------------------------------------
                                 1997          1996          1995          1997         1996         1995
                             ------------  ------------  ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)................ $    259,585  $    441,573  $    439,439  $    509,707  $   546,979  $   517,263
    Net realized gain
      (loss)................    9,015,444     4,320,074     2,796,987        16,779         (181)      (8,055)
    Net unrealized gain
      (loss)................      592,925     1,960,758     5,074,547       225,179     (291,424)     867,289
                             ------------  ------------  ------------  ------------  -----------  -----------
    Net increase in net
      assets from
      operations............    9,867,954     6,722,405     8,310,973       751,665      255,374    1,376,497
                             ------------  ------------  ------------  ------------  -----------  -----------

  FROM CAPITAL TRANSACTIONS:
    Net premiums............    4,632,238     5,044,215     5,348,444     1,285,975    1,542,885    1,777,991
    Terminations............   (1,791,890)   (1,571,480)     (962,528)     (316,217)    (475,070)    (315,011)
    Insurance and other
      charges...............   (2,372,430)   (2,218,963)   (2,115,819)     (598,463)    (706,041)    (746,882)
    Other transfers from
      (to) the General
      Account of Allmerica
      Financial Life
      Insurance and
      Annuity Company
      (Sponsor).............   (1,252,955)   (1,866,231)     (733,158)   (1,690,149)    (688,739)    (228,028)
    Net increase (decrease)
      in investment by
      Allmerica Financial
      Life Insurance and
      Annuity Company
      (Sponsor).............           --            --            --            --           --           --
                             ------------  ------------  ------------  ------------  -----------  -----------
    Net increase (decrease)
      in net assets from
      capital
      transactions..........     (785,037)     (612,459)    1,536,939    (1,318,854)    (326,965)     488,070
                             ------------  ------------  ------------  ------------  -----------  -----------

    Net increase (decrease)
      in net assets.........    9,082,917     6,109,946     9,847,912      (567,189)     (71,591)   1,864,567

NET ASSETS:
  Beginning of period.......   41,566,662    35,456,716    25,608,804     9,836,397    9,907,988    8,043,421
                             ------------  ------------  ------------  ------------  -----------  -----------
  End of period............. $ 50,649,579  $ 41,566,662  $ 35,456,716  $  9,269,208  $ 9,836,397  $ 9,907,988
                             ------------  ------------  ------------  ------------  -----------  -----------
                             ------------  ------------  ------------  ------------  -----------  -----------

                                           MONEY MARKET                              EQUITY INDEX
                                            YEAR ENDED                                YEAR ENDED
                                           DECEMBER 31,                              DECEMBER 31,
                             ----------------------------------------  ----------------------------------------
                                 1997          1996          1995          1997          1996          1995
                             ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)................ $    348,329  $    294,754  $    286,850  $     72,448  $    148,056  $     (7,594)
    Net realized gain
      (loss)................           --            --            --     1,583,207     4,392,695     1,554,490
    Net unrealized gain
      (loss)................           --            --            --     2,946,018    (1,586,677)    3,975,325
                             ------------  ------------  ------------  ------------  ------------  ------------
    Net increase in net
      assets from
      operations............      348,329       294,754       286,850     4,601,673     2,954,074     5,522,221
                             ------------  ------------  ------------  ------------  ------------  ------------
  FROM CAPITAL TRANSACTIONS:
    Net premiums............    3,773,110     3,687,528     3,733,510     1,915,757     1,682,234     1,721,701
    Terminations............     (326,856)     (563,991)     (337,981)     (505,716)     (413,060)     (251,519)
    Insurance and other
      charges...............   (1,672,886)   (1,808,373)   (1,878,702)     (788,505)     (673,588)     (601,471)
    Other transfers from
      (to) the General
      Account of Allmerica
      Financial Life
      Insurance and
      Annuity Company
      (Sponsor).............   (2,484,148)      (64,453)   (1,492,320)    1,239,666       (66,036)      282,043
    Net increase (decrease)
      in investment by
      Allmerica Financial
      Life Insurance and
      Annuity Company
      (Sponsor).............           --            --            --            --   (11,394,141)           --
                             ------------  ------------  ------------  ------------  ------------  ------------
    Net increase (decrease)
      in net assets from
      capital
      transactions..........     (710,780)    1,250,711        24,507     1,861,202   (10,864,591)    1,150,754
                             ------------  ------------  ------------  ------------  ------------  ------------
    Net increase (decrease)
      in net assets.........     (362,451)    1,545,465       311,357     6,462,875    (7,910,517)    6,672,975
NET ASSETS:
  Beginning of period.......    7,682,889     6,137,424     5,826,067    14,109,882    22,020,399    15,347,424
                             ------------  ------------  ------------  ------------  ------------  ------------
  End of period............. $  7,320,438  $  7,682,889  $  6,137,424  $ 20,572,757  $ 14,109,882  $ 22,020,399
                             ------------  ------------  ------------  ------------  ------------  ------------
                             ------------  ------------  ------------  ------------  ------------  ------------

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                        GOVERNMENT BOND                     SELECT AGGRESSIVE GROWTH
                                          YEAR ENDED                               YEAR ENDED
                                         DECEMBER 31,                             DECEMBER 31,
                             -------------------------------------  ----------------------------------------
                                1997         1996         1995          1997          1996          1995
                             -----------  -----------  -----------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)................ $    95,287  $    95,311  $   103,528  $   (187,689) $   (149,550) $   (107,755)
    Net realized gain
      (loss)................      (6,237)     (10,826)     (27,790)    2,524,175     2,343,340       110,726
    Net unrealized gain
      (loss)................      25,622      (37,905)     162,592     1,162,100       385,516     3,205,669
                             -----------  -----------  -----------  ------------  ------------  ------------
    Net increase in net
      assets from
      operations............     114,672       46,580      238,330     3,498,586     2,579,306     3,208,640
                             -----------  -----------  -----------  ------------  ------------  ------------

  FROM CAPITAL TRANSACTIONS:
    Net premiums............     682,542      842,750    1,087,763     2,824,854     3,003,875     2,791,210
    Terminations............     (79,493)    (101,929)    (224,574)     (723,396)     (515,815)     (332,835)
    Insurance and other
      charges...............    (362,563)    (420,415)    (489,735)   (1,019,076)     (953,249)     (823,313)
    Other transfers from
      (to) the General
      Account of Allmerica
      Financial Life
      Insurance and
      Annuity Company
      (Sponsor).............    (246,394)    (539,744)    (847,388)      389,448        92,739       120,078
    Net increase (decrease)
      in investment by
      Allmerica Financial
      Life Insurance and
      Annuity Company
      (Sponsor).............          --           --           --            --            --            --
                             -----------  -----------  -----------  ------------  ------------  ------------
    Net increase (decrease)
      in net assets from
      capital
      transactions..........      (5,908)    (219,338)    (473,934)    1,471,830     1,627,550     1,755,140
                             -----------  -----------  -----------  ------------  ------------  ------------

    Net increase (decrease)
      in net assets.........     108,764     (172,758)    (235,604)    4,970,416     4,206,856     4,963,780

NET ASSETS:
  Beginning of period.......   1,883,646    2,056,404    2,292,008    18,587,866    14,381,010     9,417,230
                             -----------  -----------  -----------  ------------  ------------  ------------
  End of period............. $ 1,992,410  $ 1,883,646  $ 2,056,404  $ 23,558,282  $ 18,587,866  $ 14,381,010
                             -----------  -----------  -----------  ------------  ------------  ------------
                             -----------  -----------  -----------  ------------  ------------  ------------

                                         SELECT GROWTH                      SELECT GROWTH AND INCOME
                                           YEAR ENDED                              YEAR ENDED
                                          DECEMBER 31,                            DECEMBER 31,
                             --------------------------------------  --------------------------------------
                                 1997         1996         1995          1997         1996         1995
                             ------------  -----------  -----------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)................ $    (58,383) $   (39,606) $   (50,088) $     40,918  $    39,307  $    40,548
    Net realized gain
      (loss)................      905,051    1,575,628       67,387     1,215,316      803,004      311,383
    Net unrealized gain
      (loss)................    2,154,291     (203,667)   1,114,016       660,971      506,567    1,034,046
                             ------------  -----------  -----------  ------------  -----------  -----------
    Net increase in net
      assets from
      operations............    3,000,959    1,332,355    1,131,315     1,917,205    1,348,878    1,385,977
                             ------------  -----------  -----------  ------------  -----------  -----------
  FROM CAPITAL TRANSACTIONS:
    Net premiums............    1,393,879    1,147,398    1,207,487     1,121,777    1,132,705    1,173,049
    Terminations............     (295,316)    (206,706)    (185,136)     (367,783)    (149,501)    (161,150)
    Insurance and other
      charges...............     (547,579)    (433,757)    (422,783)     (533,886)    (466,572)    (425,686)
    Other transfers from
      (to) the General
      Account of Allmerica
      Financial Life
      Insurance and
      Annuity Company
      (Sponsor).............    1,533,424      (14,006)    (112,824)      607,337       64,722     (142,200)
    Net increase (decrease)
      in investment by
      Allmerica Financial
      Life Insurance and
      Annuity Company
      (Sponsor).............           --           --           --            --           --           --
                             ------------  -----------  -----------  ------------  -----------  -----------
    Net increase (decrease)
      in net assets from
      capital
      transactions..........    2,084,408      492,929      486,744       827,445      581,354      444,013
                             ------------  -----------  -----------  ------------  -----------  -----------
    Net increase (decrease)
      in net assets.........    5,085,367    1,825,284    1,618,059     2,744,650    1,930,232    1,829,990
NET ASSETS:
  Beginning of period.......    8,047,365    6,222,081    4,604,022     8,421,981    6,491,749    4,661,759
                             ------------  -----------  -----------  ------------  -----------  -----------
  End of period............. $ 13,132,732  $ 8,047,365  $ 6,222,081  $ 11,166,631  $ 8,421,981  $ 6,491,749
                             ------------  -----------  -----------  ------------  -----------  -----------
                             ------------  -----------  -----------  ------------  -----------  -----------

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                  SELECT VALUE OPPORTUNITY**             SELECT INTERNATIONAL EQUITY
                                          YEAR ENDED                             YEAR ENDED
                                         DECEMBER 31,                           DECEMBER 31,
                             -------------------------------------  -------------------------------------
                                1997         1996         1995         1997         1996         1995
                             -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)................ $   (14,272) $    (2,180) $    (2,139) $   139,728  $    77,711  $     9,035
    Net realized gain
      (loss)................   1,634,436      452,173      132,846      455,918      112,644       11,957
    Net unrealized gain
      (loss)................     (31,480)     612,764      350,342     (332,962)     624,842      187,492
                             -----------  -----------  -----------  -----------  -----------  -----------
    Net increase in net
      assets from
      operations............   1,588,684    1,062,757      481,049      262,684      815,197      208,484
                             -----------  -----------  -----------  -----------  -----------  -----------

  FROM CAPITAL TRANSACTIONS:
    Net premiums............     987,196      738,397      728,709    1,200,360      827,029      370,401
    Terminations............    (170,070)    (141,088)     (66,720)    (265,082)     (75,751)     (16,371)
    Insurance and other
      charges...............    (311,192)    (217,947)    (183,241)    (327,495)    (195,077)     (81,910)
    Other transfers from
      (to) the General
      Account of
      Allmerica Financial
      Life Insurance and
      Annuity Company
      (Sponsor).............   1,753,981      215,947      221,952    2,429,813    2,483,719    1,024,052
    Net increase (decrease)
      in investment by
      Allmerica Financial
      Life Insurance and
      Annuity Company
      (Sponsor).............          --           --           --           --         (133)          --
                             -----------  -----------  -----------  -----------  -----------  -----------
    Net increase (decrease)
      in net assets from
      capital
      transactions..........   2,259,915      595,309      700,700    3,037,596    3,039,787    1,296,172
                             -----------  -----------  -----------  -----------  -----------  -----------

    Net increase (decrease)
      in net assets.........   3,848,599    1,658,066    1,181,749    3,300,280    3,854,984    1,504,656

NET ASSETS:
  Beginning of period.......   5,370,143    3,712,077    2,530,328    6,003,581    2,148,597      643,941
                             -----------  -----------  -----------  -----------  -----------  -----------
  End of period............. $ 9,218,742  $ 5,370,143  $ 3,712,077  $ 9,303,861  $ 6,003,581  $ 2,148,597
                             -----------  -----------  -----------  -----------  -----------  -----------
                             -----------  -----------  -----------  -----------  -----------  -----------

                                      SELECT CAPITAL APPRECIATION                  FIDELITY VIP MONEY MARKET
                                    YEAR ENDED                                            YEAR ENDED
                                   DECEMBER 31,            PERIOD FROM                   DECEMBER 31,
                             ------------------------      4/28/95* TO       -------------------------------------
                                1997         1996            12/31/95           1997         1996         1995
                             -----------  -----------  --------------------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)................ $   (38,200) $   (24,307)      $   21,438       $   111,386  $    99,384  $   132,324
    Net realized gain
      (loss)................      60,995       39,009            1,577                --           --           --
    Net unrealized gain
      (loss)................     560,718       42,479          106,054                --           --           --
                             -----------  -----------      -----------       -----------  -----------  -----------
    Net increase in net
      assets from
      operations............     583,513       57,181          129,069           111,386       99,384      132,324
                             -----------  -----------      -----------       -----------  -----------  -----------
  FROM CAPITAL TRANSACTIONS:
    Net premiums............     778,775      721,364          139,022           557,101      549,667      810,746
    Terminations............    (428,702)     (55,631)          (2,350)         (108,207)     (95,420)    (122,754)
    Insurance and other
      charges...............    (214,729)    (142,168)         (21,550)         (405,493)    (455,285)    (506,776)
    Other transfers from
      (to) the General
      Account of
      Allmerica Financial
      Life Insurance and
      Annuity Company
      (Sponsor).............     235,782    2,095,379        1,042,778          (504,469)    (344,433)    (164,021)
    Net increase (decrease)
      in investment by
      Allmerica Financial
      Life Insurance and
      Annuity Company
      (Sponsor).............          --         (295)             200                --           --           --
                             -----------  -----------      -----------       -----------  -----------  -----------
    Net increase (decrease)
      in net assets from
      capital
      transactions..........     371,126    2,618,649        1,158,100          (461,068)    (345,471)      17,195
                             -----------  -----------      -----------       -----------  -----------  -----------
    Net increase (decrease)
      in net assets.........     954,639    2,675,830        1,287,169          (349,682)    (246,087)     149,519
NET ASSETS:
  Beginning of period.......   3,962,999    1,287,169               --         2,469,604    2,715,691    2,566,172
                             -----------  -----------      -----------       -----------  -----------  -----------
  End of period............. $ 4,917,638  $ 3,962,999       $1,287,169       $ 2,119,922  $ 2,469,604  $ 2,715,691
                             -----------  -----------      -----------       -----------  -----------  -----------
                             -----------  -----------      -----------       -----------  -----------  -----------

* Date of initial investment.

** Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                    FIDELITY VIP HIGH INCOME                 FIDELITY VIP EQUITY-INCOME
                                           YEAR ENDED                                YEAR ENDED
                                          DECEMBER 31,                              DECEMBER 31,
                             ---------------------------------------  ----------------------------------------
                                 1997          1996         1995          1997          1996          1995
                             ------------  ------------  -----------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)................ $    665,276  $    639,919  $   452,721  $    414,972  $   (406,134) $    641,149
    Net realized gain
      (loss)................      602,485       546,380       65,770     6,992,086     3,589,596     2,209,400
    Net unrealized gain
      (loss)................      492,547        49,497      936,558     7,687,046     3,673,472     9,834,460
                             ------------  ------------  -----------  ------------  ------------  ------------
    Net increase in net
      assets from
      operations............    1,760,308     1,235,796    1,455,049    15,094,104     6,856,934    12,685,009
                             ------------  ------------  -----------  ------------  ------------  ------------

  FROM CAPITAL TRANSACTIONS:
    Net premiums............    1,284,342     1,503,725    1,606,889     5,586,301     6,476,408     6,706,020
    Terminations............     (500,117)     (444,581)    (460,673)   (2,575,123)   (1,997,718)   (1,591,639)
    Insurance and other
      charges...............     (632,676)     (619,226)    (594,685)   (2,989,132)   (2,976,059)   (2,789,429)
    Other transfers from
      (to) the General
      Account of Allmerica
      Financial Life
      Insurance and Annuity
      Company (Sponsor).....     (400,777)     (131,997)      69,047    (3,565,374)   (2,450,752)      584,745
    Net increase (decrease)
      in investment by
      Allmerica Financial
      Life Insurance and
      Annuity Company
      (Sponsor).............           --            --           --            --            --            --
                             ------------  ------------  -----------  ------------  ------------  ------------
    Net increase (decrease)
      in net assets from
      capital
      transactions..........     (249,228)      307,921      620,578    (3,543,328)     (948,121)    2,909,697
                             ------------  ------------  -----------  ------------  ------------  ------------

    Net increase (decrease)
      in net assets.........    1,511,080     1,543,717    2,075,627    11,550,776     5,908,813    15,594,706

NET ASSETS:
  Beginning of period.......   10,811,172     9,267,455    7,191,828    57,569,775    51,660,962    36,066,256
                             ------------  ------------  -----------  ------------  ------------  ------------
  End of period............. $ 12,322,252  $ 10,811,172  $ 9,267,455  $ 69,120,551  $ 57,569,775  $ 51,660,962
                             ------------  ------------  -----------  ------------  ------------  ------------
                             ------------  ------------  -----------  ------------  ------------  ------------

                                       FIDELITY VIP GROWTH                      FIDELITY VIP OVERSEAS
                                            YEAR ENDED                                YEAR ENDED
                                           DECEMBER 31,                              DECEMBER 31,
                             ----------------------------------------  ----------------------------------------
                                 1997          1996          1995          1997          1996          1995
                             ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)................ $   (169,492) $   (376,840) $   (214,727) $    150,133  $     45,484  $    (94,392)
    Net realized gain
      (loss)................    4,622,923     5,094,237       789,394     2,212,747       983,686       369,309
    Net unrealized gain
      (loss)................    8,211,480     2,500,114    12,592,041      (508,913)    1,102,752     1,219,736
                             ------------  ------------  ------------  ------------  ------------  ------------
    Net increase in net
      assets from
      operations............   12,664,911     7,217,511    13,166,708     1,853,967     2,131,922     1,494,653
                             ------------  ------------  ------------  ------------  ------------  ------------
  FROM CAPITAL TRANSACTIONS:
    Net premiums............    6,162,215     7,257,203     7,347,859     1,968,560     2,712,879     3,368,247
    Terminations............   (2,882,175)   (2,245,667)   (2,006,847)     (739,857)     (723,134)     (687,516)
    Insurance and other
      charges...............   (3,039,823)   (3,133,722)   (3,008,971)     (925,180)   (1,037,271)   (1,128,664)
    Other transfers from
      (to) the General
      Account of Allmerica
      Financial Life
      Insurance and Annuity
      Company (Sponsor).....   (5,505,802)   (2,163,674)     (671,182)   (2,599,248)   (2,947,486)   (1,681,189)
    Net increase (decrease)
      in investment by
      Allmerica Financial
      Life Insurance and
      Annuity Company
      (Sponsor).............           --            --            --            --            --            --
                             ------------  ------------  ------------  ------------  ------------  ------------
    Net increase (decrease)
      in net assets from
      capital
      transactions..........   (5,265,585)     (285,860)    1,660,859    (2,295,725)   (1,995,012)     (129,122)
                             ------------  ------------  ------------  ------------  ------------  ------------
    Net increase (decrease)
      in net assets.........    7,399,326     6,931,651    14,827,567      (441,758)      136,910     1,365,531
NET ASSETS:
  Beginning of period.......   59,340,985    52,409,334    37,581,767    18,409,373    18,272,463    16,906,932
                             ------------  ------------  ------------  ------------  ------------  ------------
  End of period............. $ 66,740,311  $ 59,340,985  $ 52,409,334  $ 17,967,615  $ 18,409,373  $ 18,272,463
                             ------------  ------------  ------------  ------------  ------------  ------------
                             ------------  ------------  ------------  ------------  ------------  ------------

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                 FIDELITY VIP II ASSET MANAGER            T. ROWE PRICE INTERNATIONAL STOCK
                                          YEAR ENDED                       YEAR ENDED
                                         DECEMBER 31,                     DECEMBER 31,           FOR THE PERIOD
                             -------------------------------------  ------------------------      6/23/95* TO
                                1997         1996         1995         1997         1996            12/31/95
                             -----------  -----------  -----------  -----------  -----------  --------------------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)................ $    30,885  $    32,803  $    10,914  $     4,222  $     9,211       $   (1,301)
    Net realized gain
      (loss)................     135,681       85,098       13,540      207,898       46,227              (98)
    Net unrealized gain
      (loss)................     110,859       41,554      154,558     (172,676)     103,877           15,909
                             -----------  -----------  -----------  -----------  -----------         --------
    Net increase in net
      assets from
      operations............     277,425      159,455      179,012       39,444      159,315           14,510
                             -----------  -----------  -----------  -----------  -----------         --------

  FROM CAPITAL TRANSACTIONS:
    Net premiums............     155,375      192,790      258,611      393,703      262,590           42,650
    Terminations............     (34,787)     (42,364)     (19,023)    (121,194)     (39,469)            (453)
    Insurance and other
      charges...............     (70,273)     (61,894)     (64,900)    (127,737)     (60,482)          (7,061)
    Other transfers from
      (to) the General
      Account of
      Allmerica Financial
      Life Insurance and
      Annuity Company
      (Sponsor).............     123,184     (215,416)      17,813    1,085,475    1,224,943          479,913
    Net increase (decrease)
      in investment by
      Allmerica Financial
      Life Insurance and
      Annuity Company
      (Sponsor).............          --         (130)          --           --           --               --
                             -----------  -----------  -----------  -----------  -----------         --------
    Net increase (decrease)
      in net assets from
      capital
      transactions..........     173,499     (127,014)     192,501    1,230,247    1,387,582          515,049
                             -----------  -----------  -----------  -----------  -----------         --------

    Net increase (decrease)
      in net assets.........     450,924       32,441      371,513    1,269,691    1,546,897          529,559

NET ASSETS:
  Beginning of period.......   1,285,685    1,253,244      881,731    2,076,456      529,559               --
                             -----------  -----------  -----------  -----------  -----------         --------
  End of period............. $ 1,736,609  $ 1,285,685  $ 1,253,244  $ 3,346,147  $ 2,076,456       $  529,559
                             -----------  -----------  -----------  -----------  -----------         --------
                             -----------  -----------  -----------  -----------  -----------         --------

                                   DGPF INTERNATIONAL EQUITY
                                          YEAR ENDED
                                         DECEMBER 31,
                             -------------------------------------
                                1997         1996         1995
                             -----------  -----------  -----------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)................ $   125,879  $    83,603  $    26,607
    Net realized gain
      (loss)................     276,622      145,627       39,548
    Net unrealized gain
      (loss)................    (127,979)     490,548      320,817
                             -----------  -----------  -----------
    Net increase in net
      assets from
      operations............     274,522      719,778      386,972
                             -----------  -----------  -----------
  FROM CAPITAL TRANSACTIONS:
    Net premiums............     777,360      717,027      788,037
    Terminations............    (257,744)    (164,140)     (60,216)
    Insurance and other
      charges...............    (283,121)    (238,054)    (223,624)
    Other transfers from
      (to) the General
      Account of
      Allmerica Financial
      Life Insurance and
      Annuity Company
      (Sponsor).............     588,659      180,359       18,029
    Net increase (decrease)
      in investment by
      Allmerica Financial
      Life Insurance and
      Annuity Company
      (Sponsor).............          --           --           --
                             -----------  -----------  -----------
    Net increase (decrease)
      in net assets from
      capital
      transactions..........     825,154      495,192      522,226
                             -----------  -----------  -----------
    Net increase (decrease)
      in net assets.........   1,099,676    1,214,970      909,198
NET ASSETS:
  Beginning of period.......   4,770,003    3,555,033    2,645,835
                             -----------  -----------  -----------
  End of period............. $ 5,869,679  $ 4,770,003  $ 3,555,033
                             -----------  -----------  -----------
                             -----------  -----------  -----------

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION

    The VEL Account (VEL) is a separate investment account of Allmerica Financial Life Insurance and Annuity Company (the Company) established on April 2, 1987 for the purpose of separating from the general assets of the Company, those assets used to fund the variable portion of certain flexible premium variable life policies issued by the Company. The Company is a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company (First Allmerica). First Allmerica is a wholly-owned subsidiary of Allmerica Financial Corporation (AFC). Under applicable insurance law, the assets and liabilities of VEL are clearly identified and distinguished from the other assets and liabilities of the Company. VEL cannot be charged with liabilities arising out of any other business of the Company.

    VEL is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). VEL currently offers nineteen Sub-Accounts. Each Sub-Account invests exclusively in a corresponding investment portfolio of the Allmerica Investment Trust (the Trust) managed by Allmerica Investment Management Company, Inc., a wholly-owned subsidiary of First Allmerica, or of the Variable Insurance Products Fund (Fidelity VIP) or the Variable Insurance Products Fund II (Fidelity VIP II) managed by Fidelity Management & Research Company (FMR), or of the T. Rowe Price International Series, Inc. (T. Rowe Price) managed by Rowe Price-Fleming International, Inc., or of the Delaware Group Premium Fund, Inc. (DGPF) managed by Delaware International Advisers, Ltd. The Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price and DGPF (the Funds) are open-end, diversified management investment companies registered under the 1940 Act.

    Effective April 1, 1997, the investment portfolio of the Trust, which was formerly known as Small Cap Value Fund, changed its name to Small-Mid Cap Value Fund. At the Meeting of Shareholders of the Small Cap Value Fund, held on March 18, 1997, shareholders approved the name change and the revisions in the investment objective of the Fund from investing primarily in small cap value stocks to investing primarily in small and mid-cap value stocks. Effective January 9, 1998, this portfolio changed its name to Select Value Opportunity Fund.

    Certain prior year balances have been reclassified to conform with current year presentation.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    INVESTMENTS -- Security transactions are recorded on the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the respective investment portfolio of the Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price, or DGPF. Net realized gains and losses on securities sold are determined using the average cost method. Dividends and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the respective investment portfolio of the Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price, or DGPF at net asset value.

    FEDERAL INCOME TAXES -- The Company is taxed as a "life insurance company" under Subchapter L of the Internal Revenue Code (the Code) and files a consolidated federal income tax return with First Allmerica. The Company anticipates no tax liability resulting from the operations of VEL. Therefore, no provision for income taxes has been charged against VEL.

                                  VEL ACCOUNT

NOTE 3 -- INVESTMENTS

    The number of shares owned, aggregate cost, and net asset value per share of each Sub-Account's investment in the Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price and DGPF at December 31, 1997 were as follows:

                                                                  PORTFOLIO INFORMATION
                                                         ---------------------------------------
                                                                                       NET ASSET
                                                          NUMBER OF      AGGREGATE       VALUE
INVESTMENT PORTFOLIO                                        SHARES          COST       PER SHARE
-------------------------------------------------------  ------------   ------------   ---------
ALLMERICA INVESTMENT TRUST:
  Growth...............................................   20,964,230    $ 43,765,458      2.416
  Investment Grade Income..............................    8,335,619       9,059,821      1.112
  Money Market.........................................    7,320,412       7,320,412      1.000
  Equity Index.........................................    7,472,850      12,681,104      2.753
  Government Bond......................................    1,902,970       1,997,001      1.047
  Select Aggressive Growth.............................   10,587,992      18,454,739      2.225
  Select Growth........................................    7,251,646      10,020,815      1.811
  Select Growth and Income.............................    7,194,994       9,028,015      1.552
  Select Value Opportunity*............................    5,669,584       8,349,348      1.626
  Select International Equity..........................    6,938,003       8,844,652      1.341
  Select Capital Appreciation..........................    2,897,842       4,208,387      1.697
FIDELITY VARIABLE INSURANCE PRODUCTS FUND:
  Money Market.........................................    2,119,922       2,119,922      1.000
  High Income..........................................      907,382      10,545,177     13.580
  Equity-Income........................................    2,846,810      42,165,376     24.280
  Growth...............................................    1,798,930      36,864,687     37.100
  Overseas.............................................      935,813      14,240,067     19.200
FIDELITY VARIABLE INSURANCE PRODUCTS FUND II:
  Asset Manager........................................       96,424       1,451,529     18.010
T. ROWE PRICE INTERNATIONAL SERIES, INC.:
  International Stock..................................      262,649       3,399,038     12.740
DELAWARE GROUP PREMIUM FUND, INC.:
  DGPF International Equity............................      378,201       5,135,017     15.520

* Name changed. See Note 1.

NOTE 4 -- RELATED PARTY TRANSACTIONS

    On the date of issue and each monthly payment date thereafter, a monthly charge is deducted from the policy value to compensate the Company for the cost of insurance, which varies by policy, the cost of any additional benefits provided by rider, and administrative charges of $25 per month for the first policy year and $5 per month thereafter. The policyowner may instruct the Company to deduct this monthly charge from a specific Sub-Account, but if not so specified, it will be deducted on a pro-rata basis of allocation which is the same proportion that the policy value in the General Account of the Company and in each Sub-Account bear to the total policy value. For the years ended December 31, 1997, 1996, and 1995 these monthly deductions from Sub-Account policy values amounted to $17,222,239, $16,771,511, and $16,115,041, respectively. These amounts are included on the statements of changes in net assets in Insurance and other charges.

                                  VEL ACCOUNT

NOTE 4 -- RELATED PARTY TRANSACTIONS (CONTINUED)
    The Company makes a charge on the VEL '87 and VEL '91 series of policies of up to .90% per annum based on the average daily net assets of each Sub-Account at each valuation date for mortality and expense risks; on the VEL Plus series of policies funded by the VEL Account, the charge is .65% per annum. This charge may be increased or decreased by the Board of Directors of the Company once each year, subject to compliance with applicable state and federal requirements, but the total charge may not exceed 1.275% per annum.

    Allmerica Investments, Inc., (Allmerica Investments), a wholly-owned subsidiary of First Allmerica, is principal underwriter and general distributor of VEL, and does not receive any compensation for sales of VEL policies. Commissions are paid to registered representatives of Allmerica Investments and certain registered broker-dealers by the Company. As the current series of policies have a surrender charge, no deduction is made for sales charges at the time of the sale. For the years ended December 31, 1997, 1996, and 1995, the Company received $892,028, $1,397,146, and $1,391,628, respectively, for surrender charges applicable to VEL.

NOTE 5 -- DIVERSIFICATION REQUIREMENTS

    Under the provisions of Section 817(h) of the Code, a variable life insurance contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable life insurance contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of The Treasury.

    The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that VEL satisfies the current requirements of the regulations, and it intends that VEL will continue to meet such requirements.

                                  VEL ACCOUNT

NOTE 6 -- PURCHASES AND SALES OF SECURITIES

    Cost of purchases and proceeds from sales of the Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price, and DGPF shares by VEL during the year ended December 31, 1997 were as follows:

INVESTMENT PORTFOLIO                                                 PURCHASES        SALES
------------------------------------------------------------------  ------------   ------------
ALLMERICA INVESTMENT TRUST:
  Growth..........................................................  $ 11,162,006   $  3,472,202
  Investment Grade Income.........................................     1,496,924      2,306,071
  Money Market....................................................     6,319,276      6,681,753
  Equity Index....................................................     5,159,440      2,669,131
  Government Bond.................................................       696,962        607,583
  Select Aggressive Growth........................................     5,614,884      2,468,270
  Select Growth...................................................     3,681,135        977,374
  Select Growth and Income........................................     2,904,310      1,071,789
  Select Value Opportunity*.......................................     5,616,729      2,151,558
  Select International Equity.....................................     4,866,689      1,396,627
  Select Capital Appreciation.....................................     2,054,552      1,721,626
FIDELITY VARIABLE INSURANCE PRODUCTS FUND:
  Money Market....................................................     7,160,863      7,510,545
  High Income.....................................................     5,626,324      5,115,451
  Equity-Income...................................................     8,063,746      6,255,905
  Growth..........................................................     3,588,113      7,249,367
  Overseas........................................................     3,742,360      4,639,089
FIDELITY VARIABLE INSURANCE PRODUCTS FUND II:
  Asset Manager...................................................       551,019        235,525
T. ROWE PRICE INTERNATIONAL SERIES, INC.:
  International Stock.............................................     3,667,039      2,389,009
DELAWARE GROUP PREMIUM FUND, INC.:
  DGPF International Equity.......................................     2,558,762      1,607,729
                                                                    ------------   ------------
  Totals..........................................................  $ 84,531,133   $ 60,526,604
                                                                    ------------   ------------
                                                                    ------------   ------------

* Name changed. See Note 1.

                                   APPENDIX A
                               OPTIONAL BENEFITS

This Appendix is intended to provide only a very brief overview of additional insurance benefits available by rider. For more information, contact your agent. The following supplemental benefits are available for issue under the Policies for an additional charge. CERTAIN RIDERS MAY NOT BE AVAILABLE IN ALL STATES.

WAIVER OF PREMIUM RIDER

    This rider provides that during periods of total disability, continuing more than four months, the Company will add to the Policy Value each month an amount selected by you or the amount needed to pay the Policy charges, whichever is greater. This value will be used to keep the Policy in force. This benefit is subject to the Company's maximum issue benefits. Its cost will change yearly.

GUARANTEED INSURABILITY RIDER

    This rider guarantees that insurance may be added at various option dates without Evidence of Insurability. This benefit may be exercised on the option dates even if the Insured is disabled.

OTHER INSURED RIDER

    This rider provides a term insurance benefit for up to five Insureds. At present this benefit is only available for the spouse and children of the primary Insured. The rider includes a feature that allows the "other Insured" to convert the coverage to a flexible premium adjustable life insurance policy.

CHILDREN'S INSURANCE RIDER

    This rider provides coverage for eligible minor children. It also covers future children, including adopted children and stepchildren.

ACCIDENTAL DEATH BENEFIT RIDER

    This rider pays an additional benefit for death resulting from a covered accident prior to the Policy anniversary nearest the Insured's Age 70.

EXCHANGE OPTION RIDER

    This rider allows you to use the Policy to insure a different person, subject to Company guidelines.

LIVING BENEFITS RIDER

    This rider permits part of the proceeds of the Policy to be available before death if the Insured becomes terminally ill or is permanently confined to a nursing home.

EXCHANGE TO TERM INSURANCE RIDER

    This rider allows a Policy owner which is a corporation or corporate grantor trust to exchange the Policy prior to the third Policy anniversary for a five-year non-convertible term insurance policy. An exchange credit will be paid to the policy owner. This rider may not be available in all states.

                                   APPENDIX B
                                PAYMENT OPTIONS

PAYMENT OPTIONS

Upon Written Request, the Surrender Value or all or part of the Death Proceeds may be placed under one or more of the payment options below or any other option offered by the Company. If you do not make an election, the Company will pay the benefits in a single sum. A certificate will be provided to the payee describing the payment option selected.

If a payment option is selected, the Beneficiary may pay to the Company any amount that would otherwise be deducted from the Sum Insured.

The amounts payable under a payment option for each $1,000 value applied will be the greater of:

    - the rate per $1,000 of value applied based on the Company's non-guaranteed current payment option rates for the Policies; or

    - the rate in the Policy for the applicable payment option.

The following payment options are currently available. The amounts payable under these options are paid from the General Account. None is based on the investment experience of the Variable Account.

Option A:  PAYMENTS FOR A SPECIFIED NUMBER OF YEARS. The Company will make equal payments for any selected number of years (not greater than 30). Payments may be made annually, semi- annually, quarterly or monthly.

Option B:  LIFETIME MONTHLY PAYMENTS. Payments are based on the payee's age on the date the first payment will be made. One of three variations may be chosen.
           Depending upon this choice, payments will end:

      (1)  upon the death of the payee, with no further payments due (Life Annuity), or

      (2)  upon the death of the payee, but not before the sum of the payments made first equals or exceeds the amount applied under this option (Life Annuity with Installment Refund),

      (3)  upon the death of the payee, but not before a selected period (5, 10 or 20 years) has elapsed (Life Annuity with Period Certain).

Option C:  INTEREST PAYMENTS. The Company will pay interest at a rate determined by the
           Company each year but which will not be less than 3.5%. Payments may be made annually, semi-annually, quarterly or monthly. Payments will end when the amount left with the Company has been withdrawn. Payments will not continue, however, after the death of the payee. Any unpaid balance plus accrued interest will be paid in a lump sum.

Option D:  PAYMENTS FOR A SPECIFIED AMOUNT. Payments will be made until the unpaid balance is exhausted. Interest will be credited to the unpaid balance. The rate of interest will be determined by the Company each year but will not be less than 3.5%. Payments may be made annually, semi-annually, quarterly or monthly. The payment level selected must provide for the payment each year of at least 8% of the amount applied.

Option E:  LIFETIME MONTHLY PAYMENTS FOR TWO PAYEES. One of three variations may be chosen. After the death of one payee, payments will continue to the survivor:

      (1)  in the same amount as the original amount;

      (2)  in an amount equal to two-thirds of the original amount; or

      (3)  in an amount equal to one-half-half of the original amount.

Payments under Option E are based on the payees' ages on the date the first payment is due. Payments will end upon the death of the surviving payee.

SELECTION OF PAYMENT OPTIONS

The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50.

Subject to your and/or the Beneficiary's provision, any option selection may be changed before the Death Proceeds becomes payable. If you make no selection, the Beneficiary may select an option when the Death Proceeds becomes payable.

If the amount of monthly income payments under Option B(3) for the attained age of the payee are the same for different periods certain, the Company will deem an election to have been made for the longest period certain which could have been elected for such age and amount.

You may give the Beneficiary the right to change from Option C or D to any other option at any time. If the payee selects Option C or D when this Policy becomes a claim, the right may be reserved to change to any other option. The payee who elects to change options must be a payee under the option selected.

ADDITIONAL DEPOSITS

An additional deposit may be made to any proceeds when they are applied under Option B or E. A charge not to exceed 3% will be made. The Company may limit the amount of this deposit.

RIGHTS AND LIMITATIONS

A payee does not have the right to assign any amount payable under any option. A payee does not have the right to commute any amount payable under Option B or E. A payee will have the right to commute any amount payable under Option A only if the right is reserved in the Written Request selecting the option. If the right to commute is exercised, the commuted values will be computed at the interest rates used to calculate the benefits. The amount left under Option C, and any unpaid balance under Option D, may be withdrawn by the payee only as set forth in the Written Request selecting the option.

A corporation or fiduciary payee may select only option A, C or D. Such selection will be subject to the consent of the Company.

PAYMENT DATES

The first payment under any option, except Option C, will be due on the date the Policy matures by death or otherwise, unless another date is designated. Payments under Option C begin at the end of the first payment period.

The last payment under any option will be made as stated in the description of that option. However, should a payee under Option B or E die prior to the due date of the second monthly payment, the amount applied less the first monthly payment will be paid in a lump sum or under any option other than Option E. A lump sum payment will be made to the surviving payee under Option E or the succeeding payee under Option B.

                                   APPENDIX C
                ILLUSTRATIONS OF SUM INSURED, POLICY VALUES AND
                              ACCUMULATED PREMIUMS

The following tables illustrate the way in which the Policy's Sum Insured and Policy Value could vary over an extended period of time.

ASSUMPTIONS

The tables illustrate a Policy issued to a male, Age 30, under a standard Premium Class and qualifying for the non-smoker discount, and a Policy issued to a male, Age 45, under a standard Premium Class and qualifying for the non-smoker discount. In each case, one table illustrates the guaranteed cost of insurance rates and the other table illustrates the current cost of insurance rates as presently in effect.

The tables assume that no Policy loans have been made, that you have not requested an increase or decrease in the initial Face Amount, that no partial withdrawals have been made, and that no transfers above 12 have been made in any Policy year (so that no transaction or transfer charges have been incurred).

The tables assume that all premiums are allocated to and remain in the VEL Account for the entire period shown. The tables are based on hypothetical gross investment rates of return for the Underlying Fund (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross (after tax) annual rates of 0%, 6%, and 12%. The second column of the tables shows the amount which would accumulate if an amount equal to the Guideline Annual Premium were invested each year to earn interest (after taxes) at 5%, compounded annually.

The Policy Values and Death Proceeds would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below such averages for individual Policy years. The values also would be different depending on the allocation of the Policy's total Policy Value among the Sub-Accounts of the VEL Account, if the actual rates of return averaged 0%, 6% or 12%, but the rates of each Underlying Fund varied above and below such averages.

DEDUCTIONS FOR CHARGES

The amounts shown for the Death Proceeds and Policy Values take into account the deduction from premium for the premium tax charge, the Monthly Deduction from Policy Value, and the daily charge against the VEL Account for mortality and expense risks. In the Current Cost of Insurance Tables, the mortality and expense risk charge is equivalent to an effective annual rate of 0.65%. In the Guaranteed Cost of Insurance Tables, the mortality and expense risk charge is equivalent to an effective annual rate of 0.90%.

EXPENSES OF THE UNDERLYING FUNDS
The amounts shown in the tables also take into account the Underlying Fund advisory fees and operating expenses, which are assumed to be at an annual rate of 0.85% of the average daily net assets of the Underlying Fund. The actual fees and expenses of each Underlying Fund vary, and in 1997 ranged from an annual rate of 0.35% to an annual rate of 2.00% of average daily net assets. The fees and expenses associated with your Policy may be more or less than 0.85% in the aggregate, depending upon how you make allocations of Policy Value among the Sub-Accounts.

AFIMS has declared a voluntary expense limitation of 1.35% of average net assets for the Select Aggressive Growth Fund and Select Capital Appreciation Fund, 1.50% for the Select International Equity Fund, 1.25% for the Select Value Opportunity Fund, 1.20% for the Growth Fund and Select Growth Fund, 1.10% for the Select Growth and Income, 1.00% for the Investment Grade Income Fund and Government Bond Fund, and 0.60% for the Money Market Fund and Equity Index Fund. The total operating expenses of these Funds of the

Trust were less than their respective expense limitations throughout 1997. These limitations may be terminated at any time.

Until further notice, AFIMS has declared a voluntary expense limitation of 1.20% of average daily net assets for the Select Strategic Growth Fund. In addition, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by AFIMS from the Fund after subtracting fees paid by AFIMS to a sub-adviser. These limitations may be terminated at any time.

Effective July 1, 1997, Delaware International Advisers Ltd., the investment adviser for the International Equity Series, has agreed to limit total annual expenses of the fund to 0.95%. This limitation replaces a prior limitation of 0.80% that expired on June 30, 1997. The new limitation will be in effect through October 31, 1998. In 1997, the actual ratio of total annual expenses of the International Equity Series was 0.85%.

NET ANNUAL RATES OF INVESTMENT
In the Current Cost of Insurance Tables, taking into account the 0.65% charge to the VEL Account and the assumed 0.85% charge for Underlying Fund advisory fees and operating expenses, the gross annual rates of investment return of 0%, 6% and 12% correspond to net annual rates of -1.50%, 4.50% and 10.50%, respectively. In the Guaranteed Cost of Insurance Tables, taking into account the guaranteed 0.90% charge to the VEL Account and the assumed 0.85% charge for Underlying Fund advisory fees and operating expenses, the gross annual rates of investment return of 0%, 6% and 12% correspond to net annual rates of -1.75%, 4.25% and 10.25%, respectively

The hypothetical returns shown in the table do not reflect any charges for income taxes against the VEL Account since no charges are currently made. If in the future, however, such charges are made in order to produce illustrated death benefits and cash values, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges.

UPON REQUEST, THE COMPANY WILL PROVIDE A COMPARABLE ILLUSTRATION BASED UPON THE PROPOSED INSURED'S AGE, SEX, AND UNDERWRITING CLASSIFICATION, AND THE REQUESTED FACE AMOUNT, SUM INSURED OPTION, AND RIDERS.

TO CHOOSE THE SUB-ACCOUNTS WHICH BEST WILL MEET YOUR NEEDS AND OBJECTIVES, CAREFULLY READ THE PROSPECTUSES OF THE TRUST, FIDELITY VIP, FIDELITY VIP II, T. ROWE PRICE AND DGPF ALONG WITH THIS PROSPECTUS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                       VARI-EXCEPTIONAL LIFE PLUS POLICY

                                                               NON-SMOKER AGE 45
                                                SPECIFIED FACE AMOUNT = $250,000
                                                            SUM INSURED OPTION 1

                       CURRENT COST OF INSURANCE CHARGES

          PREMIUMS           HYPOTHETICAL 0%               HYPOTHETICAL 6%               HYPOTHETICAL 12%
         PAID PLUS       GROSS INVESTMENT RETURN       GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN
          INTEREST    ----------------------------- ----------------------------- -------------------------------
 POLICY    AT 5%      SURRENDER   POLICY     DEATH  SURRENDER   POLICY     DEATH  SURRENDER   POLICY      DEATH
  YEAR  PER YEAR (1)    VALUE    VALUE (2)  BENEFIT   VALUE    VALUE (2)  BENEFIT   VALUE    VALUE (2)   BENEFIT
 ------ ------------  ---------  ---------  ------- ---------  ---------  ------- ---------  ---------  ---------
   1         4,410         169      3,511   250,000      398      3,740   250,000      627      3,969     250,000
   2         9,041       3,599      6,941   250,000    4,278      7,620   250,000    4,985      8,327     250,000
   3        13,903       6,948     10,290   250,000    8,302     11,644   250,000    9,770     13,112     250,000
   4        19,008      10,344     13,553   250,000   12,607     15,815   250,000   15,158     18,367     250,000
   5        24,368      13,924     16,731   250,000   17,333     20,140   250,000   21,335     24,142     250,000
   6        29,996      17,417     19,823   250,000   22,218     24,625   250,000   28,087     30,493     250,000
   7        35,906      20,817     22,822   250,000   27,263     29,268   250,000   35,470     37,475     250,000
   8        42,112      24,125     25,729   250,000   32,475     34,079   250,000   43,553     45,158     250,000
   9        48,627      27,339     28,542   250,000   37,861     39,064   250,000   52,414     53,618     250,000
   10       55,469      30,455     31,258   250,000   43,425     44,228   250,000   62,136     62,938     250,000
   11       62,652      33,871     33,871   250,000   49,575     49,575   250,000   73,213     73,213     250,000
   12       70,195      36,347     36,347   250,000   55,084     55,084   250,000   84,523     84,523     250,000
   13       78,114      38,681     38,681   250,000   60,759     60,759   250,000   96,985     96,985     250,000
   14       86,430      40,878     40,878   250,000   66,616     66,616   250,000  110,745    110,745     250,000
   15       95,161      42,927     42,927   250,000   72,658     72,658   250,000  125,951    125,951     250,000
   16      104,330      44,816     44,816   250,000   78,889     78,889   250,000  142,778    142,778     250,000
   17      113,956      46,568     46,568   250,000   85,343     85,343   250,000  161,442    161,442     250,000
   18      124,064      48,169     48,169   250,000   92,026     92,026   250,000  182,169    182,169     250,000
   19      134,677      49,606     49,606   250,000   98,948     98,948   250,000  205,218    205,218     254,471
   20      145,821      50,863     50,863   250,000  106,117    106,117   250,000  230,716    230,716     281,474
 Age 60     95,161      42,927     42,927   250,000   72,658     72,658   250,000  125,951    125,951     250,000
 Age 65    145,821      50,863     50,863   250,000  106,117    106,117   250,000  230,716    230,716     281,474
 Age 70    210,477      53,493     53,493   250,000  146,018    146,018   250,000  402,757    402,757     467,199
 Age 75    292,995      47,788     47,788   250,000  195,441    195,441   250,000  683,028    683,028     730,840

(1) Assumes a $4,200 premium is paid at the beginning of each Policy year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause the Policy to lapse because of insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, CASH VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIVES CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                       VARI-EXCEPTIONAL LIFE PLUS POLICY

                                                               NON-SMOKER AGE 45
                                                SPECIFIED FACE AMOUNT = $250,000
                                                            SUM INSURED OPTION 1

                      GUARANTEED COST OF INSURANCE CHARGES

          PREMIUMS           HYPOTHETICAL 0%                HYPOTHETICAL 6%               HYPOTHETICAL 12%
         PAID PLUS       GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN
          INTEREST    ------------------------------ ----------------------------- -------------------------------
 POLICY    AT 5%      SURRENDER   POLICY     DEATH   SURRENDER   POLICY     DEATH  SURRENDER   POLICY      DEATH
  YEAR  PER YEAR (1)    VALUE    VALUE (2)  BENEFIT    VALUE    VALUE (2)  BENEFIT   VALUE    VALUE (2)   BENEFIT
 ------ ------------  ---------  ---------  -------- ---------  ---------  ------- ---------  ---------  ---------
   1         4,410           0      3,167    250,000       43      3,385   250,000      262      3,604     250,000
   2         9,041       2,886      6,228    250,000    3,521      6,863   250,000    4,183      7,526     250,000
   3        13,903       5,840      9,182    250,000    7,093     10,436   250,000    8,454     11,796     250,000
   4        19,008       8,813     12,022    250,000   10,890     14,099   250,000   13,237     16,446     250,000
   5        24,368      11,941     14,748    250,000   15,049     17,857   250,000   18,708     21,515     250,000
   6        29,996      14,952     17,358    250,000   19,303     21,709   250,000   24,639     27,046     250,000
   7        35,906      17,833     19,839    250,000   23,643     25,648   250,000   31,070     33,075     250,000
   8        42,112      20,578     22,182    250,000   28,065     29,669   250,000   38,047     39,651     250,000
   9        48,627      23,173     24,376    250,000   32,560     33,764   250,000   45,621     46,824     250,000
   10       55,469      25,605     26,407    250,000   37,121     37,923   250,000   53,850     54,652     250,000
   11       62,652      28,268     28,268    250,000   42,145     42,145   250,000   63,206     63,206     250,000
   12       70,195      29,951     29,951    250,000   46,426     46,426   250,000   72,567     72,567     250,000
   13       78,114      31,445     31,445    250,000   50,762     50,762   250,000   82,829     82,829     250,000
   14       86,430      32,744     32,744    250,000   55,154     55,154   250,000   94,102     94,102     250,000
   15       95,161      33,837     33,837    250,000   59,597     59,597   250,000  106,509    106,509     250,000
   16      104,330      34,697     34,697    250,000   64,077     64,077   250,000  120,185    120,185     250,000
   17      113,956      35,303     35,303    250,000   68,583     68,583   250,000  135,292    135,292     250,000
   18      124,064      35,617     35,617    250,000   73,094     73,094   250,000  152,014    152,014     250,000
   19      134,677      35,596     35,596    250,000   77,583     77,583   250,000  170,570    170,570     250,000
   20      145,821      35,194     35,194    250,000   82,028     82,028   250,000  191,228    191,228     250,000
 Age 60     95,161      33,837     33,837    250,000   59,597     59,597   250,000  106,509    106,509     250,000
 Age 65    145,821      35,194     35,194    250,000   82,028     82,028   250,000  191,228    191,228     250,000
 Age 70    210,477      26,069     26,069    250,000  103,101    103,101   250,000  331,546    331,546     384,593
 Age 75    292,995           0          0    250,000  119,588    119,588   250,000  555,575    555,575     594,465

(1) Assumes a $4,200 premium is paid at the beginning of each Policy year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause the Policy to lapse because of insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, CASH VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIVES CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                       VARI-EXCEPTIONAL LIFE PLUS POLICY

                                                               NONSMOKER, AGE 30
                                                 SPECIFIED FACE AMOUNT = $75,000
                                                            SUM INSURED OPTION 2

                       CURRENT COST OF INSURANCE CHARGES

          PREMIUMS           HYPOTHETICAL 0%                 HYPOTHETICAL 6%                   HYPOTHETICAL 12%
         PAID PLUS       GROSS INVESTMENT RETURN         GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN
          INTEREST    ------------------------------  ------------------------------  ----------------------------------
 POLICY    AT 5%      SURRENDER   POLICY     DEATH    SURRENDER   POLICY     DEATH    SURRENDER     POLICY      DEATH
  YEAR  PER YEAR (1)    VALUE    VALUE (2)  BENEFIT     VALUE    VALUE (2)  BENEFIT     VALUE     VALUE (2)    BENEFIT
 ------ ------------  ---------  ---------  --------  ---------  ---------  --------  ----------  ----------  ----------
   1         1,470         398      1,225     76,225       476      1,303     76,303        554        1,381      76,381
   2         3,014       1,602      2,429     77,429     1,835      2,662     77,662      2,078        2,905      77,905
   3         4,634       2,788      3,615     78,615     3,255      4,082     79,082      3,761        4,588      79,588
   4         6,336       3,987      4,781     79,781     4,770      5,564     80,564      5,651        6,445      81,445
   5         8,123       5,231      5,926     80,926     6,414      7,109     82,109      7,800        8,494      83,494
   6         9,999       6,456      7,051     82,051     8,125      8,720     83,720     10,160       10,756      85,756
   7        11,969       7,659      8,156     83,156     9,904     10,400     85,400     12,754       13,250      88,250
   8        14,037       8,842      9,239     84,239    11,755     12,152     87,152     15,605       16,002      91,002
   9        16,209      10,003     10,301     85,301    13,678     13,976     88,976     18,740       19,037      94,037
   10       18,490      11,142     11,341     86,341    15,678     15,876     90,876     22,186       22,385      97,385
   11       20,884      12,358     12,358     87,358    17,855     17,855     92,855     26,077       26,077     101,077
   12       23,398      13,353     13,353     88,353    19,915     19,915     94,915     30,148       30,148     105,148
   13       26,038      14,325     14,325     89,325    22,060     22,060     97,060     34,639       34,639     109,639
   14       28,810      15,274     15,274     90,274    24,293     24,293     99,293     39,591       39,591     114,591
   15       31,720      16,200     16,200     91,200    26,616     26,616    101,616     45,055       45,055     120,055
   16       34,777      17,101     17,101     92,101    29,033     29,033    104,033     51,080       51,080     126,080
   17       37,985      17,977     17,977     92,977    31,548     31,548    106,548     57,727       57,727     132,727
   18       41,355      18,829     18,829     93,829    34,164     34,164    109,164     65,059       65,059     140,059
   19       44,892      19,655     19,655     94,655    36,884     36,884    111,884     73,147       73,147     148,147
   20       48,607      20,454     20,454     95,454    39,711     39,711    114,711     82,069       82,069     157,069
 Age 60     97,665      26,592     26,592    101,592    74,542     74,542    149,542    241,065      241,065     323,027
 Age 65    132,771      27,813     27,813    102,813    96,812     96,812    171,812    401,674      401,674     490,042
 Age 70    177,576      27,042     27,042    102,042   122,383    122,383    197,383    662,522      662,522     768,526
 Age 75    234,759      23,259     23,259     98,259   150,706    150,706    225,706  1,087,391    1,087,391   1,163,509

(1) Assumes a $1,400 premium is paid at the beginning of each Policy year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause the Policy to lapse because of insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, CASH VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIVES CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                       VARI-EXCEPTIONAL LIFE PLUS POLICY

                                                               NON-SMOKER AGE 30
                                                 SPECIFIED FACE AMOUNT = $75,000
                                                            SUM INSURED OPTION 2

                      GUARANTEED COST OF INSURANCE CHARGES

          PREMIUMS           HYPOTHETICAL 0%                 HYPOTHETICAL 6%                   HYPOTHETICAL 12%
         PAID PLUS       GROSS INVESTMENT RETURN         GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN
          INTEREST    ------------------------------  ------------------------------  ----------------------------------
 POLICY    AT 5%      SURRENDER   POLICY     DEATH    SURRENDER   POLICY     DEATH    SURRENDER     POLICY      DEATH
  YEAR  PER YEAR (1)    VALUE    VALUE (2)  BENEFIT     VALUE    VALUE (2)  BENEFIT     VALUE     VALUE (2)    BENEFIT
 ------ ------------  ---------  ---------  --------  ---------  ---------  --------  ----------  ----------  ----------
   1         1,470         351      1,178     76,178       427      1,254     76,254        504        1,331      76,331
   2         3,014       1,505      2,332     77,332     1,732      2,559     77,559      1,969        2,796      77,796
   3         4,634       2,638      3,465     78,465     3,091      3,918     78,918      3,581        4,408      79,408
   4         6,336       3,780      4,574     79,574     4,537      5,331     80,331      5,389        6,183      81,183
   5         8,123       4,964      5,658     80,658     6,103      6,797     81,797      7,439        8,133      83,133
   6         9,999       6,124      6,719     81,719     7,727      8,322     83,322      9,683       10,279      85,279
   7        11,969       7,258      7,755     82,755     9,408      9,905     84,905     12,141       12,637      87,637
   8        14,037       8,367      8,764     83,764    11,150     11,547     86,547     14,832       15,229      90,229
   9        16,209       9,449      9,747     84,747    12,951     13,248     88,248     17,779       18,076      93,076
   10       18,490      10,503     10,702     85,702    14,813     15,012     90,012     21,006       21,205      96,205
   11       20,884      11,629     11,629     86,629    16,839     16,839     91,839     24,641       24,641      99,641
   12       23,398      12,526     12,526     87,526    18,729     18,729     93,729     28,416       28,416     103,416
   13       26,038      13,395     13,395     88,395    20,687     20,687     95,687     32,565       32,565     107,565
   14       28,810      14,234     14,234     89,234    22,712     22,712     97,712     37,122       37,122     112,122
   15       31,720      15,042     15,042     90,042    24,808     24,808     99,808     42,130       42,130     117,130
   16       34,777      15,818     15,818     90,818    26,973     26,973    101,973     47,631       47,631     122,631
   17       37,985      16,562     16,562     91,562    29,211     29,211    104,211     53,677       53,677     128,677
   18       41,355      17,272     17,272     92,272    31,524     31,524    106,524     60,321       60,321     135,321
   19       44,892      17,947     17,947     92,947    33,911     33,911    108,911     67,621       67,621     142,621
   20       48,607      18,586     18,586     93,586    36,375     36,375    111,375     75,644       75,644     150,644
 Age 60     97,665      22,267     22,267     97,267    64,991     64,991    139,991    215,164      215,164     290,164
 Age 65    132,771      21,310     21,310     96,310    81,382     81,382    156,382    352,356      352,356     429,875
 Age 70    177,576      16,934     16,934     91,934    97,536     97,536    172,536    570,311      570,311     661,561
 Age 75    234,759       7,121      7,121     82,121   110,761    110,761    185,761    917,115      917,115     992,115

(1) Assumes a $1,400 premium is paid at the beginning of each Policy year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause the Policy to lapse because of insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, CASH VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIVES CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                       VARI-EXCEPTIONAL LIFE PLUS POLICY

                                                               NON-SMOKER AGE 45
                                                SPECIFIED FACE AMOUNT = $250,000
                                                            SUM INSURED OPTION 3

                       CURRENT COST OF INSURANCE CHARGES

          PREMIUMS           HYPOTHETICAL 0%                 HYPOTHETICAL 6%                   HYPOTHETICAL 12%
         PAID PLUS       GROSS INVESTMENT RETURN         GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN
          INTEREST    ------------------------------  ------------------------------  ----------------------------------
 POLICY    AT 5%      SURRENDER   POLICY     DEATH    SURRENDER   POLICY     DEATH    SURRENDER     POLICY      DEATH
  YEAR  PER YEAR (1)    VALUE    VALUE (2)  BENEFIT     VALUE    VALUE (2)  BENEFIT     VALUE     VALUE (2)    BENEFIT
 ------ ------------  ---------  ---------  --------  ---------  ---------  --------  ----------  ----------  ----------
   1        13,818       8,791     12,133    250,000     9,545     12,887    250,000     10,299       13,641     250,000
   2        28,327      20,731     24,073    250,000    23,003     26,345    250,000     25,366       28,709     250,000
   3        43,561      32,483     35,826    250,000    37,062     40,404    250,000     42,016       45,358     250,000
   4        59,557      44,182     47,391    250,000    51,884     55,092    250,000     60,551       63,760     250,000
   5        76,353      55,967     58,774    250,000    67,635     70,443    250,000     81,301       84,109     250,000
   6        93,989      67,573     69,980    250,000    84,084     86,491    250,000    104,151      106,558     285,574
   7       112,506      79,001     81,007    250,000   101,225    103,230    268,399    129,221      131,226     341,189
   8       131,950      90,257     91,861    250,000   119,018    120,622    303,967    156,727      158,331     398,995
   9       152,365     101,335    102,538    250,193   137,485    138,688    338,398    186,906      188,109     458,987
   10      173,801     112,180    112,983    267,769   156,642    157,444    373,143    220,008      220,810     523,320
   11      196,309     123,196    123,196    283,350   176,913    176,913    406,899    256,712      256,712     590,437
   12      219,943     133,156    133,156    296,938   197,080    197,080    439,489    296,068      296,068     660,231
   13      244,758     142,865    142,865    308,589   217,964    217,964    470,803    339,198      339,198     732,668
   14      270,814     152,326    152,326    319,885   239,586    239,586    503,131    386,455      386,455     811,556
   15      298,173     161,537    161,537    329,536   261,958    261,958    534,395    438,211      438,211     893,950
   16      326,899     170,486    170,486    339,268   285,076    285,076    567,301    494,835      494,835     984,722
   17      357,062     179,215    179,215    345,884   309,021    309,021    596,410    556,889      556,889   1,074,796
   18      388,733     187,709    187,709    352,893   333,791    333,791    627,527    624,830      624,830   1,174,680
   19      421,988     195,970    195,970    358,625   359,403    359,403    657,708    699,192      699,192   1,279,521
   20      456,905     204,001    204,001    363,121   385,880    385,880    686,867    780,566      780,566   1,389,408
 Age 60    298,173     161,537    161,537    329,536   261,958    261,958    534,395    438,211      438,211     893,950
 Age 65    456,905     204,001    204,001    363,121   385,880    385,880    686,867    780,566      780,566   1,389,408
 Age 70    659,493     240,274    240,274    379,633   530,825    530,825    838,703  1,314,225    1,314,225   2,076,476
 Age 75    918,052     270,450    270,450    384,039   698,120    698,120    991,331  2,137,855    2,137,855   3,035,753

(1) Assumes a $13,160 premium is paid at the beginning of each Policy year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause the Policy to lapse because of insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, CASH VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIVES CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                       VARI-EXCEPTIONAL LIFE PLUS POLICY

                                                               NON-SMOKER AGE 45
                                                SPECIFIED FACE AMOUNT = $250,000
                                                            SUM INSURED OPTION 3

                      GUARANTEED COST OF INSURANCE CHARGES

          PREMIUMS           HYPOTHETICAL 0%                 HYPOTHETICAL 6%                   HYPOTHETICAL 12%
         PAID PLUS       GROSS INVESTMENT RETURN         GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN
          INTEREST    ------------------------------  ------------------------------  ----------------------------------
 POLICY    AT 5%      SURRENDER   POLICY     DEATH    SURRENDER   POLICY     DEATH    SURRENDER     POLICY      DEATH
  YEAR  PER YEAR (1)    VALUE    VALUE (2)  BENEFIT     VALUE    VALUE (2)  BENEFIT     VALUE     VALUE (2)    BENEFIT
 ------ ------------  ---------  ---------  --------  ---------  ---------  --------  ----------  ----------  ----------
   1        13,818       8,436     11,778    250,000     9,180     12,522    250,000      9,925       13,267     250,000
   2        28,327      19,990     23,332    250,000    22,219     25,562    250,000     24,540       27,882     250,000
   3        43,561      31,324     34,666    250,000    35,802     39,144    250,000     40,650       43,992     250,000
   4        59,557      42,572     45,781    250,000    50,087     53,295    250,000     58,550       61,759     250,000
   5        76,353      53,877     56,685    250,000    65,240     68,048    250,000     78,561       81,368     250,000
   6        93,989      64,976     67,382    250,000    81,028     83,435    250,000    100,555      102,962     275,937
   7       112,506      75,865     77,871    250,000    97,460     99,465    258,609    124,536      126,541     329,008
   8       131,950      86,550     88,154    250,000   114,399    116,003    292,327    150,672      152,277     383,737
   9       152,365      97,031     98,234    250,000   131,849    133,052    324,647    179,144      180,347     440,046
   10      173,801     107,243    108,045    256,066   149,802    150,604    356,931    210,128      210,930     499,904
   11      196,309     117,547    117,547    270,358   168,664    168,664    387,926    244,235      244,235     561,742
   12      219,943     126,744    126,744    282,639   187,237    187,237    417,538    280,491      280,491     625,496
   13      244,758     135,641    135,641    292,985   206,332    206,332    445,677    319,949      319,949     691,089
   14      270,814     144,236    144,236    302,895   225,942    225,942    474,479    362,854      362,854     761,993
   15      298,173     152,532    152,532    311,166   246,075    246,075    501,994    409,496      409,496     835,371
   16      326,899     160,510    160,510    319,416   266,693    266,693    530,718    460,107      460,107     915,614
   17      357,062     168,193    168,193    324,613   287,825    287,825    555,502    515,058      515,058     994,061
   18      388,733     175,555    175,555    330,043   309,421    309,421    581,711    574,596      574,596   1,080,241
   19      421,988     182,587    182,587    334,135   331,453    331,453    606,559    639,028      639,028   1,169,422
   20      456,905     189,292    189,292    336,940   353,906    353,906    629,953    708,703      708,703   1,261,491
 Age 60    298,173     152,532    152,532    311,166   246,075    246,075    501,994    409,496      409,496     835,371
 Age 65    456,905     189,292    189,292    336,940   353,906    353,906    629,953    708,703      708,703   1,261,491
 Age 70    659,493     217,843    217,843    344,192   471,554    471,554    745,055  1,148,558    1,148,558   1,814,722
 Age 75    918,052     238,345    238,345    338,450   595,763    595,763    845,984  1,780,928    1,780,928   2,528,918

(1) Assumes a $13,160 premium is paid at the beginning of each Policy year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause the Policy to lapse because of insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE GENERAL ACCOUNT, NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   APPENDIX D
                    CALCULATION OF MAXIMUM SURRENDER CHARGES

A separate surrender charge is calculated upon issuance of the Policy and upon each increase in Face Amount. The maximum surrender charge calculated upon issuance of the Policy is equal to $8.50 per thousand dollars of the initial Face Amount plus 30% of the Guideline Annual Premium. The maximum surrender charge for an increase in Face Amount is $8.50 per thousand dollars of increase, plus 30% of the Guideline Annual Premium for the increase. The calculation may be summarized in the following formula:

    Maximum surrender charge = (8.5 X Face Amount) + (0.3 X Guideline Annual
                                    Premium)
                            ----------------------------------------------------
                                       1000

In accordance with limitations under state insurance regulations, the amount of the maximum surrender charges at certain Ages will not exceed a specified amount per $1,000 of initial Face Amount (or increase in Face Amount) as shown below.

The maximum surrender charge remains level for the first 44 Policy months, reduces by 1% per month for the next 76 Policy months, and is zero thereafter. The actual surrender charge imposed may be less than the maximum. The actual surrender charge imposed will be the lesser of either the maximum surrender charge or the sum of $8.50 per thousand dollars of Face Amount plus 30% of premiums paid which are associated with the initial Face Amount or increase, as applicable.

The Factors used in calculating the maximum surrender charges vary with the issue Age and Premium Class (Smoker) as indicated in the table below.

                MAXIMUM SURRENDER CHARGE PER $1,000 FACE AMOUNT

 Age at                            Age at
issue or     Unisex     Unisex    issue or     Unisex     Unisex
increase   Nonsmoker    Smoker    increase   Nonsmoker    Smoker
---------  ----------  ---------  ---------  ----------  ---------

    0                    7.53        41        12.88       14.18
    1                    7.54        42        13.08       14.46
    2                    7.66        43        13.30       14.75
    3                    7.79        44        13.53       15.05
    4                    7.93        45        13.77       15.37
    5                    8.08        46        14.03       15.71
    6                    8.24        47        14.31       16.07
    7                    8.40        48        14.60       16.45
    8                    8.57        49        14.91       16.85
    9                    8.76        50        15.24       17.27
   10                    8.96        51        15.59       17.72
   11                    9.16        52        15.97       18.20
   12                    9.38        53        16.37       18.70
   13                    9.60        54        16.80       19.23
   14                    9.83        55        17.25       19.80
   15                    10.07       56        17.73       20.39
   16                    10.30       57        18.25       21.01
   17                    10.53       58        18.80       21.68
   18         9.91       10.77       59        19.39       22.38
   19        10.06       10.84       60        20.02       23.14
   20        10.22       0.92        61        20.70       23.94

 Age at                            Age at
issue or     Unisex     Unisex    issue or     Unisex     Unisex
increase   Nonsmoker    Smoker    increase   Nonsmoker    Smoker
---------  ----------  ---------  ---------  ----------  ---------
   21        10.39       10.99       62        21.42       24.79
   22        10.57       11.08       63        22.20       25.70
   23        10.64       11.16       64        23.04       26.66
   24        10.71       11.26       65        23.93       27.67
   25        10.78       11.36       66        24.88       28.74
   26        10.86       11.46       67        25.90       29.87
   27        10.95       11.58       68        27.00       31.07
   28        11.04       11.70       69        28.18       32.35
   29        11.14       11.83       70        29.46       33.73
   30        11.24       11.97       71        30.85       35.21
   31        11.35       12.12       72        32.33       36.79
   32        11.47       12.28       73        33.94       38.48
   33        11.59       12.44       74        35.66       40.26
   34        11.72       12.62       75        37.50       42.14
   35        11.86       12.81       76        39.46       44.11
   36        12.01       13.01       77        41.56       45.84
   37        12.16       13.22       78        43.82       45.59
   38        12.32       13.44       79        44.20       45.31
   39        12.50       13.67       80        43.88       45.02
   40        12.68       13.92

                                    EXAMPLES

For the purposes of these examples, assume that a male, Age 45, non-smoker purchases a $100,000 Policy. In this example the Guideline Annual Premium equals $1,682.90. His maximum surrender charge at issue is calculated as follows:

(1)  Deferred Administrative Charge                            $850.00
     ($8.50/$1,000 of Face Amount)

(2)  Deferred Sales Charge                                     $504.87
     (30% of Guideline Annual Premium)

       Maximum Surrender Charge                              $1,354.87

The actual surrender charge is the smaller of the maximum surrender charge and the following sum:

(1)  Deferred Administrative Charge                            $850.00
     ($8.50/$1,000 of Face Amount)

(2)  Deferred Sales Charge                                      Varies
     (30% of Premiums Paid associated with the initial
     face amount)
                                                         -------------

                                                            Sum of (1)
                                                               and (2)

The maximum surrender charge is $1,354.87. All premiums are associated with the initial face amount unless the face amount is increased.

Example 1:

Assume the Policyowner surrenders the Policy in the tenth Policy month, having paid total premiums of $1,500. The actual surrender charge would be $1,300. If, instead of $1,500, he had paid total premiums of $1,682.90 or greater, the actual surrender charge would be $1,354.87.

Example 2:

Assume the Policyowner surrenders the Policy in the 54th month, having paid total premiums of $1,500. After the 44th Policy month, the maximum surrender charge decreases by 1% per month ($13.5487 per month in this example). In this example the maximum surrender charge would be $1,219.38. The actual surrender charge is $1,219.38. If instead of $1,500, he had paid total premiums of less than $1,231.27, the actual surrender charge would be less than $1,219.38.

Example 3:

This example illustrates the calculation of the surrender charge for an increase. A separate surrender charge is calculated when the Face Amount of the Policy is increased. Assume our sample Policyowner increases his Face Amount to $250,000 on the 25th monthly payment date at Age 47. In this example the Guideline Annual Premium for the increase is $2,681.26.

The maximum surrender charge for the increase is $2,109.49 as calculated below:

(1)  Deferred Administrative Charge                          $1,275.00
     ($8.50/$1,000 of Face Amount)

(2)  Deferred Sales Charge                                     $804.38
     (30% of Guideline Annual Premium for the increase)

       Maximum Surrender Charge                              $2,079.38

The actual surrender charge for the increase is the smaller of the maximum surrender charge for the increase and the following sum:

(1)  Deferred Administrative Charge                          $1,275.00

(2)  Deferred Sales Charge                                      Varies
     (30% of the Policy value, on the effective date of
     the increase, associated with the increase)

(3)  (30% of Premiums paid associated the increase)             Varies
                                                         -------------

                                              Sum of (1), (2), and (3)

To calculate the actual surrender charges, premium and accumulated value must be allocated between the initial face amount and the increase. This is done as follows:

(1) Premium is allocated to the initial face amount if it is received before an application for an increase.

(2) Premium is associated with the base Policy and the increase in proportion to their respective Guideline Annual Premiums if the premium is received after an application for an increase. In this example, 39.4% of premium ($1,740.95/$4,422.21) is allocated to the initial face amount and 60.6% of premium ($2,681.26/$4,422.21) is allocated to the increase.

(3) The Policy Value on the effective date of an increase is also allocated between the initial Face Amount and the increase in proportion to their Guideline Annual Premiums. In this example 60.6% ($2,681.26/$4,422.21) of the Policy Value will be allocated to the increase.

Continuing the example, assume that the Policyowner has paid $1,500 of premium before and $2,000 after the effective date of the increase. Also, assume that the Policy Value of the Policy on the effective date of the increase is $1,300. The following values result when the policy is surrendered in the 54th policy month.

(A) Related to the Initial Face Amount

    1. The maximum surrender charge began to decrease in the 44th Policy month and now equals $1,219.38.

    2. The actual surrender charge is the lesser of $1,219.38 and the following sum.

(a)  Deferred Administrative Charge                            $850.00

(b)  30% of premium paid before the increase                   $450.00

(c)  11.82% (.30 X .394) of premium paid after the             $236.40
     increase

                                                             $1,536.40

The actual surrender charge for the initial Face Amount is thus $1,219.38.

(B) Related to the Increase in Face Amount

    1. The maximum surrender charge is $2,079.38, decreasing by 1% per month beginning in the 68th Policy month (44 months after the effective date of the increase).

    2. The actual surrender charge is the lesser of $2,079.38 and the following sum.

(a)  Deferred Administrative Charge                          $1,275.00

(b)  18.18% (.30 X .606) of the $1,300 Policy value on         $236.34
     the effective date of the increase

(c)  18.18% of the $2,000.00 of premium paid after the         $363.60
     increase

                                                             $1,874.94

The surrender charge for the increase in Face Amount is $1,874.94. The total surrender charge on the Policy is the sum of the surrender charge for the initial Face Amount plus the surrender charge for the increase. The total surrender charge is therefore $3,094.32 (the sum of $1,219.38 + $1,874.94).

Example 4:

This example illustrates the calculation of the charges on partial withdrawal and their impact on the surrender charge(s). In addition to the facts in Example 3, assume that a $1,000 partial withdrawal is made in the 36th Policy month. Assume that the Policy Value on the date of the partial withdrawal request was $1,500. The partial withdrawal charge is $42.50 (10% of Policy Value, $150 in this example, may be withdrawn at no charge other than the transaction charge. The balance of $850 is assessed a charge of 5%.) A transaction charge of $20 (equal to the lesser of $25 or 2% of the amount withdrawn) would also be assessed.

The maximum and actual surrender charges for the increase are reduced by the partial withdrawal charge of $42.50 (but not the transaction charge of $20). When the Policyowner surrenders the Policy in the 54th Policy month, the maximum surrender charge for the increase is $2,036.88 (the difference of $2,079.38 -$42.50) and the actual surrender charge for the increase is $1,932.44 (the difference of $1,874.94 - $42.50).

The total surrender charge on the Policy is $3,051.82 (the sum of $1,219.38 + $1,832.44).